UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☐ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12

ANTERIS TECHNOLOGIES GLOBAL CORP.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
 ☐ Fee paid previously with preliminary materials
 ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION – DATED OCTOBER 28, 2026
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on December 2, 2026

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Anteris Technologies Global Corp., a Delaware corporation (the “Company”), will be held on December 2, 2026, at 4:00 p.m. Central time (being 9:00 a.m. AEDT on December 3, 2026). You can attend the Annual Meeting in person at the InterContinental Sydney, 16 Phillip Street, Sydney, NSW, 2000, Australia, or via the live webcast on the Internet at www.virtualshareholdermeeting.com/AVR2026, where you can participate, vote, and submit questions during the Annual Meeting.
For purposes of attendance at the Annual Meeting, all references in this Proxy Statement to “present in person” shall include virtually present at the Annual Meeting. Only stockholders of record at the close of business on October 29, 2026 (being 8:00 a.m. AEDT on October 30, 2026) are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Holders of CHESS Depositary Interests (“CDIs”) of the Company at that time will be entitled to receive notice of, and to attend, the Annual Meeting, either virtually or in person as guests. CDI holders will not be able to vote, either electronically or in person, during the Annual Meeting. To vote in advance of the Annual Meeting, CDI holders must direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote their underlying shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) by either completing and signing the CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. As further described in the proxy materials for the Annual Meeting, you may attend the Annual Meeting in person or via the live webcast on the Internet at www.virtualshareholdermeeting.com/AVR2026. You may vote by telephone, Internet, or mail prior to the Annual Meeting. While we encourage you to vote in advance of the Annual Meeting, unless you are a holder of CDIs, you may also vote electronically or in person and submit questions relating to meeting matters during the Annual Meeting (subject to time restrictions), regardless of whether you are attending in person or virtually. CDI holders will only be able to ask questions during the Annual Meeting if they are attending in person.
To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/AVR2026, stockholders must enter the 16-digit control number found on their proxy card. Holders of CDIs that plan to attend the Annual Meeting via live webcast will need to do so as guests and will not be able to vote electronically during the meeting.
The Annual Meeting will be held for the following purposes:
1.
to elect each of David St Denis and Stephen Denaro as Class II directors, each to serve until the 2029 annual meeting of stockholders and until his respective successor is duly elected and qualified or until the earlier of his death, resignation, disqualification or removal (“Proposal One”);

2.	to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal Two”);
3.
to approve, for the purposes of Australian Securities Exchange (“ASX”) Listing Rule 10.14 and for all other purposes, the grant of 629,921 restricted stock units (“RSUs”) to Wayne Paterson in connection with his employment as Chief Executive Officer of the Company during 2025, on the terms and conditions set out in this Proxy Statement (“Proposal Three”);

4.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 314,960 RSUs to David St Denis in connection with his employment as President of the Company during 2025, on the terms and conditions set out in this Proxy Statement (“Proposal Four”);

5.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 39,123 RSUs to Susan Knight in connection with her appointment to the Board, on the terms and conditions set out in this Proxy Statement (“Proposal Five”);

6.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $250,000 (in grant date value) of nonqualified options to purchase either shares of Common Stock or CDIs, as applicable (“Option Rights”), to John Seaberg under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Six”);

7.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 414,000 Option Rights to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement (“Proposal Seven”);

8.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 1,200,000 Option Rights to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement (“Proposal Eight”);

9.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $235,000 (in grant date value) of Option Rights to Gregory Moss under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Nine”);

10.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $235,000 (in grant date value) of Option Rights to David Roberts under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Ten”);

11.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $235,000 (in grant date value) of Option Rights to Stephen Denaro under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Eleven”);

12.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $235,000 (in grant date value) of Option Rights to Susan Knight under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Twelve”);

13.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $220,000 (in grant date value) of Option Rights to David Roberts as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement (“Proposal Thirteen”);

14.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $220,000 (in grant date value) of Option Rights to Gregory Moss as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement (“Proposal Fourteen”);

15.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $220,000 (in grant date value) of Option Rights to Susan Knight as an additional award related to her appointment to the Board, on the terms and conditions set out in this Proxy Statement (“Proposal Fifteen”);

16.
to approve, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, amendments to the terms of RSUs previously granted under the Anteris Technologies Global Corp. Equity Incentive Plan (the “Equity Plan”), as set out in this Proxy Statement (“Proposal Sixteen”);

17.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 800,000 performance-based RSUs (“PSUs”) to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement (“Proposal Seventeen”);

18.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 485,000 PSUs to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement (“Proposal Eighteen”);

19.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $540,000 (in aggregate grant date value) of shares of Common Stock to John Seaberg in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement (“Proposal Nineteen”);

20.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of CDIs to Stephen Denaro in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement (“Proposal Twenty”);

21.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Gregory Moss in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement (“Proposal Twenty-One”);

22.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Susan Knight in lieu of all or a portion of her cash retainer fees otherwise payable to her under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement (“Proposal Twenty-Two”);

23.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to David Roberts in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement (“Proposal Twenty-Three”); and

24.	to consider and transact such other business as may properly come before the Annual Meeting.
On or about November 9, 2026, we will begin to mail to certain stockholders this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), and instructions on how to vote online. The Proxy Statement and Annual Report are available at www.proxyvote.com.

Toowong, Queensland	By Order of the Board of Directors,

Australia
Wayne Paterson
November 9, 2026	Vice Chairman of the Board of Directors and Chief Executive Officer

The Proxy Statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2025 are available at www.proxyvote.com.

Your vote is very important. You may vote at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope. CDI holders may vote in advance of the Annual Meeting by directing CDN to vote their underlying shares of Common Stock by either completing and signing their CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. CDI holders are entitled to attend the Annual Meeting, either virtually or in person as guests. CDI holders will not be able to vote, either electronically or in person, during the Annual Meeting.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
TABLE OF CONTENTS	4
FORWARD-LOOKING STATEMENTS	5
BACKGROUND	5
2026 PROXY STATEMENT SUMMARY	6
PROXY STATEMENT	8
QUESTIONS AND ANSWERS	9
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING	27
PROPOSAL ONE – ELECTION OF CLASS II DIRECTORS	27
CORPORATE GOVERNANCE	31
EXECUTIVE COMPENSATION	37
2026 DIRECTOR COMPENSATION PACKAGE	48
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	50
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	54
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	56
PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	57
REPORT OF THE AUDIT AND RISK COMMITTEE	59
PROPOSALS THREE AND FOUR – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF RESTRICTED STOCK UNITS TO EXECUTIVE DIRECTORS	60
PROPOSAL FIVE – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE INITIAL GRANT OF RESTRICTED STOCK UNITS TO SUSAN KNIGHT	64
PROPOSALS SIX, NINE, TEN, ELEVEN AND TWELVE – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF OPTION RIGHTS TO NON-EMPLOYEE DIRECTORS	68
PROPOSALS SEVEN AND EIGHT – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF OPTION RIGHTS TO EXECUTIVE DIRECTORS	74
PROPOSALS THIRTEEN, FOURTEEN AND FIFTEEN – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF OPTION RIGHTS TO CERTAIN NON-EMPLOYEE DIRECTORS	79
PROPOSAL SIXTEEN – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 6.23.4 AND FOR ALL OTHER PURPOSES, AMENDMENTS TO THE TERMS OF RESTRICTED STOCK UNITS PREVIOUSLY GRANTED UNDER THE ANTERIS TECHNOLOGIES GLOBAL CORP. EQUITY INCENTIVE PLAN	84
PROPOSALS SEVENTEEN AND EIGHTEEN – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF PERFORMANCE-BASED RESTRICTED STOCK UNITS TO EXECUTIVE DIRECTORS	86
PROPOSALS NINETEEN, TWENTY, TWENTY-ONE, TWENTY-TWO AND TWENTY-THREE – TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE ISSUANCE OF COMMON STOCK OR CDIS TO NON-EMPLOYEE DIRECTORS IN LIEU OF CASH RETAINER FEES	91

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains various forward-looking statements that are not historical facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company and management’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in the Company’s Annual Report under the heading “Risk Factors” and in other documents filed by the Company with the Securities and Exchange Commission (the “SEC”).
These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.
BACKGROUND
Prior to the consummation of our initial public offering in December 2024, we completed a series of reorganization transactions (the “Reorganization”). Unless otherwise indicated or context otherwise requires, all references in this Proxy Statement to the “Company,” “Anteris,” “Anteris®,” “we,” “us” and “our” refer to Anteris Technologies Pty Ltd (“ATPL”, formerly Anteris Technologies Ltd) prior to the Reorganization and Anteris Technologies Global Corp. (“ATGC”) after the Reorganization.

2026 PROXY STATEMENT SUMMARY
This summary contains highlights about our upcoming 2026 Annual Meeting of Stockholders. This summary does not contain all of the information that you may wish to consider in advance of the meeting, and we encourage you to read the entire Proxy Statement before voting.
2026 Annual Meeting of Stockholders

Date and Time:	December 2, 2026, at 4:00 p.m. Central time (being 9:00 a.m. AEDT on December 3, 2026)
Location*:	InterContinental Sydney, 16 Phillip Street, Sydney, NSW, 2000, Australia and live webcast on the Internet at www.virtualshareholdermeeting.com/AVR2026
Record Date:	Close of business on October 29, 2026 (being 8:00 a.m. AEDT on October 30, 2026)

*
If you are a stockholder, you may attend, ask questions relating to meeting matters, and vote during the Annual Meeting via the live webcast on the Internet at the link above (subject to time restrictions) or in person at the InterContinental Sydney, 16 Phillip Street, Sydney, NSW, 2000, Australia. CDI holders are entitled to attend the Annual Meeting, either virtually or in person as guests. CDI holders will not be able to vote, either electronically or in person, during the Annual Meeting. CDI holders may vote in advance by directing CDN to vote their underlying shares as described in this Proxy Statement.

Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation
1	Election of David St Denis and Stephen Denaro as Class II directors.	FOR the nominees
2	Ratification of the Appointment of KPMG as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.	FOR
3
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 629,921 RSUs to Wayne Paterson in connection with his employment as Chief Executive Officer of the Company during 2025, on the terms and conditions set out in this Proxy Statement.
FOR the grant
4
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 314,960 RSUs to David St Denis in connection with his employment as President of the Company during 2025, on the terms and conditions set out in this Proxy Statement.
FOR the grant
5
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 39,123 RSUs to Susan Knight in connection with her appointment to the Board, on the terms and conditions set out in this Proxy Statement.
FOR the grant
6
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $250,000 (in grant date value) of Option Rights to John Seaberg under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement.
FOR the grant
7
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 414,000 Option Rights to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement.
FOR the grant
8
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 1,200,000 Option Rights to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement.
FOR the grant
9
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Gregory Moss under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement.
FOR the grant

Proposal	Matter	Board Recommendation
10
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to David Roberts under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement.
FOR the grant
11
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Stephen Denaro under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement.
FOR the grant
12
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Susan Knight under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement.
FOR the grant
13
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to David Roberts as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement.
FOR the grant
14
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to Gregory Moss as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement.
FOR the grant
15
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to Susan Knight as an additional award related to her appointment to the Board, on the terms and conditions set out in this Proxy Statement.
FOR the grant
16
Approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, of amendments to the terms of RSUs previously granted under the Anteris Technologies Global Corp. Equity Incentive Plan, on the terms and conditions set out in this Proxy Statement.
FOR the amendments
17	Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 800,000 PSUs to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement.	FOR the grant
18	Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 485,000 PSUs to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement.	FOR the grant
19
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of up to $540,000 (in aggregate grant date value) of shares of Common Stock to John Seaberg in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement.
FOR the issuance
20
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of up to $330,000 (in aggregate grant date value) of CDIs to Stephen Denaro in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement.
FOR the issuance
21
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Gregory Moss in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement.
FOR the issuance

Proposal	Matter	Board Recommendation
22
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Susan Knight in lieu of all or a portion of her cash retainer fees otherwise payable to her under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement.
FOR the issuance
23
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to David Roberts in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement.
FOR the issuance

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
November 9, 2026
This Proxy Statement is being furnished to the stockholders of Anteris Technologies Global Corp. (the “Company,” “Anteris” or “ATGC”) in connection with the solicitation of proxies for the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 2, 2026, at 4:00 p.m. Central time (being 9:00 a.m. AEDT on December 3, 2026), or at any adjournment or postponement thereof, for the purposes set forth herein. The Annual Meeting will be held in person at the InterContinental Sydney, 16 Phillip Street, Sydney, NSW, 2000, Australia and via live webcast on the Internet at www.virtualshareholdermeeting.com/AVR2026. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”). Stockholders will be able to vote and submit questions in person or online through the virtual meeting platform during the Annual Meeting. Holders of CHESS Depositary Interests (“CDIs”) of the Company will also be entitled to receive notice of, and to attend, the Annual Meeting, either virtually or in person as guests. CDI holders will not be able to vote, either electronically or in person, during the Annual Meeting. CDI holders may vote in advance of the Annual Meeting by directing CHESS Depositary Nominees Pty Ltd (“CDN”) to vote their underlying shares of Common Stock by either completing and signing their CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. CDI holders will only be able to ask questions during the Annual Meeting if they are attending in person.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR
YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION
CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY
STATEMENT CAREFULLY.
QUESTIONS AND ANSWERS
Why am I receiving these materials?
We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. CDI holders may vote in advance of the Annual Meeting by directing CDN to vote their underlying shares of Common Stock by either completing and signing the CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. Persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting, either virtually or in person as guests. CDI holders will not be able to vote, either electronically or in person, during the Annual Meeting.
Why did I receive a full set of these materials, instead of a notice regarding the Internet availability of proxy materials?
We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy card, as well as providing access to those proxy materials on a publicly accessible website. The Proxy Statement, form of proxy card, and the other Annual Meeting materials are available on the internet at www.proxyvote.com.
How can I attend the Annual Meeting?
Stockholders of record at the close of business on October 29, 2026 (being 8:00 a.m. AEDT on October 30, 2026) (the “Record Date”) (or their duly appointed proxy holder) may attend, vote, and submit questions in person at the InterContinental Sydney, 16 Phillip Street, Sydney, NSW, 2000, Australia. Stockholders may also attend, vote, and submit questions virtually during the Annual Meeting by logging in at www.virtualshareholdermeeting.com/AVR2026. To log in to the online platform, stockholders (or their authorized representatives) will need the 16-digit control number provided on their proxy card. If you are not a stockholder or do not have a control number (including holders of CDIs), you may still access the meeting virtually as a guest, but you will not be able to submit questions or electronically vote at the meeting. The meeting will begin promptly at 4:00 p.m. Central time on December 2, 2026 (being 9:00 a.m. AEDT on December 3, 2026). We encourage you to arrive at or access the meeting prior to the start time. Online access will open at 3:45 p.m. Central time (being 8:45 a.m. AEDT) and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at www.virtualshareholdermeeting.com/AVR2026 for 90 days after the meeting.
Holders of CDIs are entitled to receive notice of and to attend the Annual Meeting, either virtually or in person as guests. CDI holders will not be able to vote, either electronically or in person, during the Annual Meeting. CDI holders may vote in advance of the Annual Meeting by directing CDN to vote their underlying shares of Common Stock by either completing and signing the CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form.
Can I ask questions at the Annual Meeting?
There will be a designated portion of the Annual Meeting where all in-person attendees and certain virtual attendees can ask questions. For virtual attendees, only registered stockholders as of the Record Date who have accessed our Annual Meeting online as a stockholder (rather than as a “guest”) will have an opportunity to submit written questions live via the Internet during the meeting. We also encourage you to submit written questions in advance of the meeting until 11:59 p.m. U.S. Eastern time the day before the Annual Meeting by going to www.virtualshareholdermeeting.com/AVR2026 and logging in with your control number. During the meeting, we will answer stockholder questions and CDI holder questions submitted in person, in each case that comply with the meeting rules of procedure. The rules of procedure, including the number and types of questions that will not be accepted, will be posted on the Annual Meeting website. To ensure the orderly conduct of the Annual Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
If attending virtually, stockholders must have available their control number provided on their proxy card to ask questions during the meeting. If you are not a stockholder or do not have a control number (including holders of CDIs), you may still access the meeting online as a guest, but you will not be able to submit questions during the meeting.
What if I have technical difficulties or trouble accessing the Annual Meeting through the virtual platform?
We will have technicians ready to assist you with any technical difficulties you may have accessing the meeting through the virtual platform. If you encounter any difficulties accessing the meeting through the virtual platform during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: www.virtualshareholdermeeting.com/AVR2026.
What proposals will be voted on at the Annual Meeting?
Stockholders will vote on twenty-three (23) proposals at the Annual Meeting:
1.
to elect David St Denis and Stephen Denaro as Class II directors, each to serve until the 2029 annual meeting of stockholders and until his respective successor is duly elected and qualified or until the earlier of his death, resignation, disqualification or removal (“Proposal One”);

2.	to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal Two”);
3.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 629,921 RSUs to Wayne Paterson in connection with his employment as Chief Executive Officer of the Company during 2025, on the terms and conditions set out in this Proxy Statement (“Proposal Three”);

4.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 314,960 RSUs to David St Denis in connection with his employment as President of the Company during 2025, on the terms and conditions set out in this Proxy Statement (“Proposal Four”);

5.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 39,123 RSUs to Susan Knight in connection with her appointment to the Board, on the terms and conditions set out in this Proxy Statement (“Proposal Five”);

6.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $250,000 (in grant date value) of Option Rights to John Seaberg under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Six”);

7.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 414,000 Option Rights to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement (“Proposal Seven”);

8.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 1,200,000 Option Rights to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement (“Proposal Eight”);

9.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $235,000 (in grant date value) of Option Rights to Gregory Moss under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Nine”);

10.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $235,000 (in grant date value) of Option Rights to David Roberts under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Ten”);

11.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $235,000 (in grant date value) of Option Rights to Stephen Denaro under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Eleven”);

12.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $235,000 (in grant date value) of Option Rights to Susan Knight under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement (“Proposal Twelve”);

13.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $220,000 (in grant date value) of Option Rights to David Roberts as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement (“Proposal Thirteen”);

14.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $220,000 (in grant date value) of Option Rights to Gregory Moss as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement (“Proposal Fourteen”);

15.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $220,000 (in grant date value) of Option Rights to Susan Knight as an additional award related to her appointment to the Board, on the terms and conditions set out in this Proxy Statement (“Proposal Fifteen”);

16.
to approve, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, amendments to the terms of RSUs previously granted under the Equity Plan, as set out in this Proxy Statement (“Proposal Sixteen”);

17.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 800,000 PSUs to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement (“Proposal Seventeen”);

18.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 485,000 PSUs to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement (“Proposal Eighteen”);

19.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $540,000 (in aggregate grant date value) of shares of Common Stock to John Seaberg in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement (“Proposal Nineteen”);

20.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of CDIs to Stephen Denaro in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement (“Proposal Twenty”);

21.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Gregory Moss in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement (“Proposal Twenty-One”);

22.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Susan Knight in lieu of all or a portion of her cash retainer fees otherwise payable to her under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement (“Proposal Twenty-Two”); and

23.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to David Roberts in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement (“Proposal Twenty-Three”).

We will also consider other business, if any, that properly comes before the Annual Meeting.
What happens if other business not discussed in this Proxy Statement comes before the meeting?
The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Second Amended and Restated Certificate of Incorporation (the “Charter”), Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.
How does the Board recommend that stockholders vote on the proposals?
Our Board recommends that stockholders vote:
•	“FOR” the election of David St Denis and Stephen Denaro as Class II directors;
•	“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 629,921 RSUs to Wayne Paterson in connection with his employment as Chief Executive Officer of the Company during 2025;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 314,960 RSUs to David St Denis in connection with his employment as President of the Company during 2025;

•	“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 39,123 RSUs to Susan Knight in connection with her appointment to the Board;
•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $250,000 (in grant date value) of Option Rights to John Seaberg under the Non-Employee Director Compensation Policy for the 2026 fiscal year;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 414,000 Option Rights to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 1,200,000 Option Rights to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Gregory Moss under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to David Roberts under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Stephen Denaro under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Susan Knight under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to David Roberts as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to Gregory Moss as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to Susan Knight as an additional award related to her appointment to the Board, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, of amendments to the terms of RSUs previously granted under the Equity Plan, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 800,000 PSUs to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 485,000 PSUs to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $540,000 (in aggregate grant date value) of shares of Common Stock to John Seaberg in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of CDIs to Stephen Denaro in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Gregory Moss in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Susan Knight in lieu of all or a portion of her cash retainer fees otherwise payable to her under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement; and

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to David Roberts in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement.

Who is entitled to vote?
As of the Record Date,     shares of the Company’s Common Stock were outstanding. Only holders of record of our Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our Common Stock held by such stockholder on the Record Date. No cumulative voting rights are authorized. Each CDI holder is entitled to direct CDN to vote one vote for every one CDI held by such holder on the Record Date. CDI holders may vote in advance of the Annual Meeting by directing CDN to vote their underlying shares of Common Stock by either completing and signing the CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form.
Persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting, either virtually or in person as guests. CDI holders will not be able to vote, either electronically or in person, during the Annual Meeting.
What does it mean to be a holder of CDIs?
CDIs are issued by the Company through CDN and traded on the ASX. If you own CDIs, then you are the beneficial owner of one share of Common Stock for every one CDI that you own. CDN, or its custodian, is considered the stockholder of record for the purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct CDN, or its custodian, as to how to vote the shares of Common Stock underlying your CDIs, and you are invited to attend the Annual Meeting either virtually or in person as a guest. CDI holders will not be able to vote, either electronically or in person, during the Annual Meeting. To vote in advance of the Annual Meeting, CDI holders must direct CDN to vote their underlying shares of Common Stock by either completing and signing the CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form.
Under the rules governing CDIs, CDN is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct CDN how to vote. We encourage you to communicate your voting instructions to CDN in advance of the Annual Meeting to ensure that your vote will be counted by either completing your CDI Voting Instruction Form and returning it in accordance with the instructions specified on that form or logging on to www.investorvote.com.au and entering the 6-digit control number found on your CDI Voting Instruction Form.
If you are a CDI holder and plan to attend the Annual Meeting virtually, you may access the live webcast as a guest, but you will not be able to electronically vote or submit questions at the meeting. If you attend the Annual Meeting in person, you may ask questions, but you will be considered a guest and will not be able to vote.
How do I vote in advance of the Annual Meeting?
If you are a holder of record of shares of Common Stock of the Company, you may direct your vote without attending the Annual Meeting by following the instructions on the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.
To vote in advance of the Annual Meeting, CDI holders must direct CDN to vote their underlying shares of Common Stock by either completing and signing their CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. See “How do I vote if I hold CDIs?”
If you hold your shares or CDIs in street name via a broker or other intermediary, you should receive notice from your broker, bank, or other nominee and should follow such nominee’s applicable voting instructions. If you receive a voting instruction card, you may direct your vote by signing, dating, and mailing the card. Internet or telephonic voting may also be available. Please see the notice or voting instruction card provided by your applicable nominee or contact them for further details.
How do I vote during the Annual Meeting?
Shares held directly in your name as the stockholder of record may be voted, if you are attending the Annual Meeting, either in person or by entering the 16-digit control number found on your proxy card when you log in to the meeting online at www.virtualshareholdermeeting.com/AVR2026.
Shares held in street name through a brokerage account or by a broker, bank, or other nominee may only be voted at the Annual Meeting by submitting voting instructions to your bank, broker or other nominee or by presenting a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).
Even if you plan to attend the Annual Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Annual Meeting?” so that your vote will be counted if you are unable to attend the Annual Meeting.
Persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting, either virtually or in person as guests. CDI holders will not be able to vote, either electronically or in person, during the Annual Meeting. To vote in advance of the Annual Meeting, CDI holders must direct CDN to vote their underlying shares of Common Stock by either completing and signing the CDI Voting Instruction Form or logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form.
How do I vote if I hold CDIs?
Each CDI holder is entitled to direct CDN to vote one vote for every one CDI held by such holder on the Record Date. Persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting, either virtually or in person as guests. CDI holders will not be able to vote, either electronically or in person, during the Annual Meeting.
To vote in advance of the Annual Meeting, holders of CDIs must direct CDN to vote their underlying shares of Common Stock by either (i) completing and returning a CDI Voting Instruction Form to Computershare, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders, or (ii) logging on to www.investorvote.com.au and entering the 6-digit control number found on their CDI Voting Instruction Form. CDI Voting Instruction Forms must be received by Computershare by no later than 5:00 p.m. Central time on Sunday, November 29, 2026 (being 10:00 a.m. AEDT on Monday, November 30, 2026) in accordance with the instructions on the CDI Voting Instruction Form. Online votes submitted via the Internet at www.investorvote.com.au must also be cast by no later than 5:00 p.m. Central time on Sunday, November 29, 2026 (being 10:00 a.m. AEDT on Monday, November 30, 2026).
If you hold your CDIs in street name, you should receive notice from your broker, bank, or other nominee and should follow such nominee’s applicable voting instructions. If you receive a voting instruction card, you may direct your vote by signing, dating, and mailing the card. Internet or telephonic voting may also be available. Please see the notice or voting instruction card provided by your applicable nominee or contact them for further details.
Can I change my vote or revoke my proxy or CDI Voting Instruction Form?
You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record (not including a CDI holder), you may change your vote or revoke your proxy by:
•	delivering to the attention of the Secretary a written notice of revocation of your proxy at Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia;
•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•	attending the Annual Meeting and voting, as indicated above under “How do I vote during the Annual Meeting?”, but note that attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker, or other nominee and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker, or other nominee).
If you are a holder of CDIs, you may change your vote by:
•
delivering to Computershare a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by no later than 5:00 p.m. Central time on Sunday, November 29, 2026 (being 10:00 a.m. AEDT on Monday, November 30, 2026);

•
delivering to Computershare a new CDI Voting Instruction Form bearing a later date than your previous electronic vote or CDI Voting Instruction Form, which form must be received by no later than 5:00 p.m. Central time on Sunday, November 29, 2026 (being 10:00 a.m. AEDT on Monday, November 30, 2026); or

•
submitting a new vote via the Internet at www.investorvote.com.au by logging on and entering the 6-digit control number found on your CDI Voting Instruction Form, which vote must be cast by no later than 5:00 p.m. Central time on Sunday, November 29, 2026 (being 10:00 a.m. AEDT on Monday, November 30, 2026).

If your CDIs are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee.
What is a broker non-vote?
Brokers, banks, or other nominees holding shares on behalf of a beneficial owner (other than CDN) may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is Proposal Two. Each of the other proposals is a non-routine matter.
A broker non-vote occurs when a broker, bank, or other nominee does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. A broker, bank, or other nominee may exercise its discretionary voting authority on Proposal Two because it is a routine matter, and as such, there will be no broker non-votes on Proposal Two. Broker non-votes may occur as to the other proposals or any other non-routine matters that are properly presented at the Annual Meeting. The effect of broker non-votes on each other proposal is described below.
What constitutes a quorum?
The presence at the Annual Meeting, either in person or by proxy, of holders of a majority in voting power of the shares of stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present for the purpose of determining whether there is a quorum at the Annual Meeting. Your shares are counted as being present if you participate either in person or virtually at the Annual Meeting and cast your vote during the meeting prior to the closing of the polls, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.
What vote is required to approve each matter to be considered at the Annual Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
1	Election of David St Denis and Stephen Denaro as Class II directors.	Plurality of Votes Cast	No	No Effect	No Effect
2	Ratification of the appointment of KPMG as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	Yes*	N/A	Same as Vote Against
3
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 629,921 RSUs to Wayne Paterson in connection with his employment as Chief Executive Officer of the Company during 2025, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
4
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 314,960 RSUs to David St Denis in connection with his employment as President of the Company during 2025, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
5	Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 39,123 RSUs to Susan Knight in connection	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled	No	No Effect	Same as Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
	with her appointment to the Board, on the terms and conditions set out in this Proxy Statement.	to Vote on the Matter
6
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $250,000 (in grant date value) of Option Rights to John Seaberg under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
7
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 414,000 Option Rights to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
8
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 1,200,000 Option Rights to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
9
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Gregory Moss under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
10	Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to David Roberts under the Non-Employee	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement.
11
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Stephen Denaro under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
12
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Susan Knight under the Non-Employee Director Compensation Policy for the 2026 fiscal year, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
13
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to David Roberts as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
14
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to Gregory Moss as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
15
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to Susan Knight as an additional award related to her appointment to the Board, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
16
Approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, of amendments to the terms of RSUs previously granted under the Anteris Technologies Global Corp. Equity Incentive Plan, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
17	Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 800,000 PSUs to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
18	Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 485,000 PSUs to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
19
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of up to $540,000 (in aggregate grant date value) of shares of Common Stock to John Seaberg in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
in this Proxy Statement.
20
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of up to $330,000 (in aggregate grant date value) of CDIs to Stephen Denaro in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
21
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Gregory Moss in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
22
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Susan Knight in lieu of all or a portion of her cash retainer fees otherwise payable to her under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
23
Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to David Roberts in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement.
		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

*
We understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Annual Meeting. A broker non-vote would have the effect on each proposal as noted in the chart above.

Voting Exclusion Statement
The Company will disregard any votes cast in favor of:
•	Proposal Three by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan (as defined below) or their associates.
•	Proposal Four by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Five by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Six by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Seven by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Eight by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Nine by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Ten by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Eleven by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Twelve by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Thirteen by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Fourteen by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.

•	Proposal Fifteen by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Sixteen by or on behalf of any person who holds a Relevant RSU (as defined below) that is the subject of the approval sought under Proposal Sixteen, and any associates of those persons.
•	Proposal Seventeen by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Eighteen by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Nineteen by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Twenty by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Twenty-One by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Twenty-Two by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
•	Proposal Twenty-Three by or on behalf of any person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Equity Plan or their associates.
However, the Company need not disregard a vote cast in favor of the above proposals by:
•	a person as proxy or attorney for a person who is entitled to vote on the relevant proposal, in accordance with directions given to the proxy or attorney to vote on the relevant proposal in that way;
•
the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the relevant proposal, in accordance with a direction given to the chair to vote on the relevant proposal as the chair decides; or

•	a holder acting solely in a nominee, trustee or custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
○	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant proposal; and
○	the holder votes on the relevant proposal in accordance with directions given by the beneficiary to the holder to vote in that way.
What is the deadline for submitting a proxy or CDI Voting Instruction Form?
To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Tuesday, December 1, 2026 (being 3:59 p.m. AEDT on Wednesday, December 2, 2026), and proxies submitted by mail should be received by 5:00 p.m. Central time on Tuesday, December 1, 2026 (being 10:00 a.m. AEDT on Wednesday, December 2, 2026).
CDI Voting Instruction Forms must be received by Computershare by no later than 5:00 p.m. Central time on Sunday, November 29, 2026 (being 10:00 a.m. AEDT on Monday, November 30, 2026) in accordance with the instructions on the CDI Voting Instruction Form.
What does it mean if I receive more than one proxy card or CDI Voting Instruction Form?
If you hold your shares or CDIs in more than one account, you will receive one proxy card or CDI Voting Instruction Form for each account (as applicable). To ensure that all of your shares or CDIs are voted, please complete, sign, date, and return one proxy card or CDI Voting Instruction Form for each account or use the proxy card for each account to vote by Internet or by telephone.

How will my shares be voted if I return a blank proxy card?
If you are a holder of record of our Common Stock and you sign and return a proxy card or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:
•	“FOR” the election of David St Denis and Stephen Denaro as Class II directors;
•	“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 629,921 RSUs to Wayne Paterson in connection with his employment as Chief Executive Officer of the Company during 2025;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 314,960 RSUs to David St Denis in connection with his employment as President of the Company during 2025;

•	“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 39,123 RSUs to Susan Knight in connection with her appointment to the Board;
•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $250,000 (in grant date value) of Option Rights to John Seaberg under the Non-Employee Director Compensation Policy for the 2026 fiscal year;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 414,000 Option Rights to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 1,200,000 Option Rights to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Gregory Moss under the Non-Employee Director Compensation Policy for the 2026 fiscal year;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to David Roberts under the Non-Employee Director Compensation Policy for the 2026 fiscal year;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Stephen Denaro under the Non-Employee Director Compensation Policy for the 2026 fiscal year;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $235,000 (in grant date value) of Option Rights to Susan Knight under the Non-Employee Director Compensation Policy for the 2026 fiscal year;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to David Roberts as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to Gregory Moss as an additional award related to his appointment to the Board, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of $220,000 (in grant date value) of Option Rights to Susan Knight as an additional award related to her appointment to the Board, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, of amendments to the terms of RSUs previously granted under the Equity Plan, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 800,000 PSUs to Wayne Paterson for 2026, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of 485,000 PSUs to David St Denis for 2026, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $540,000 (in aggregate grant date value) of shares of Common Stock to John Seaberg in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of CDIs to Stephen Denaro in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Gregory Moss in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to Susan Knight in lieu of all or a portion of her cash retainer fees otherwise payable to her under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement; and

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the issuance of up to $330,000 (in aggregate grant date value) of shares of Common Stock to David Roberts in lieu of all or a portion of his cash retainer fees otherwise payable to him under the Non-Employee Director Compensation Policy, on the terms and conditions set out in this Proxy Statement.

If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:
•	will be counted as present for purposes of establishing a quorum;
•
will be voted in accordance with the broker’s, bank’s, or other nominee’s discretion on “routine” matters, which is the proposal to ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal Two); and

•
will not be counted in connection with the other proposals or any other non-routine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker non-votes.”

Our Board knows of no matter to be presented at the Annual Meeting other than proposals identified in this Proxy Statement. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.
Who is making this solicitation and who will pay the expenses?
This proxy solicitation is being made on behalf of our Board. The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, our employees may solicit proxies personally or by telephone or facsimile, but they will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses. In connection with the foregoing, the Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies on its behalf for the Annual Meeting. The Company has agreed to pay D.F. King & Co., Inc. a fee of approximately $12,500. In Australia, the Company has engaged Georgeson Shareholder Communications Australia Pty Ltd to assist in the solicitation of proxies from holders of CDIs. The Company has agreed to pay Georgeson Shareholder Communications Australia Pty Ltd a fee of approximately AUD $27,500.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Annual Meeting, at Anteris Technologies Global Corp., Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia between the hours of 9:00 a.m. and 5:00 p.m. AEST (being 10:00 a.m. and 6:00 p.m. AEDT). The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at either the registration table for the Annual Meeting at the InterContinental Sydney, 16 Phillip Street, Sydney, NSW, 2000, Australia or online at www.virtualshareholdermeeting.com/AVR2026. To access the stockholder list online, you will need the control number included on your proxy card, voting instruction form, or otherwise provided by your bank, broker, or other nominee.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one set of proxy materials to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If your shares are held beneficially and you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.
Where can I find the Annual Report?
Our Annual Report is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail.
Our Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. In accordance with ASX Listing Rule 3.13, we will release the voting results from the Annual Meeting by way of an announcement to the ASX as soon as possible after the conclusion of the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
When are stockholder proposals due for the 2027 Annual Meeting of the stockholders?
Rule 14a-8 Shareholder Proposals. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must submit the proposal to our executive offices at Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia in writing not later than July 12, 2027.
Proposals or Director Nominees. Stockholders intending to present a proposal of business at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the stockholder notice must be delivered to or mailed and received by our Secretary at our principal executive offices not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which we held the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is scheduled for a date more than 30 calendar days prior to or more than 30 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting and the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. For the 2027 Annual Meeting of Stockholders, the Secretary must receive notice of such a proposal or nomination no earlier than August 4, 2027 and no later than September 3, 2027. The notice must contain the information required by our Bylaws, a copy of which is available upon request to our Secretary.
SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with the above deadlines and, in certain other cases notwithstanding the stockholder’s compliance with these deadlines.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19(b) of the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Who can I contact for further information?
You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Annual Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL ONE –
ELECTION OF CLASS II DIRECTORS
Our Charter and Bylaws provide for a classified Board of Directors. There are three classes of directors, with each class of directors serving three-year terms that end in successive years. We currently have authorized seven directors. Our Charter and Bylaws will not limit the number of terms a member may be re-elected as a director.
At the Annual Meeting, our stockholders will vote on the election of David St Denis and Stephen Denaro (the “Nominees”) as Class II directors, each for a three-year term expiring at the 2029 annual meeting of stockholders and until the election and qualification of his respective successor in office, or until the earlier of his respective death, resignation, disqualification or removal. The proxy holders intend to vote all proxies received by them “FOR” the Nominees unless otherwise instructed. In the event that either Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by our current Board to fill the vacancy. As of the date of this Proxy Statement, our Board is not aware that either Nominee is unable or will decline to serve as a director. The two Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the Nominees up for election.
ASX Listing Rule 14.5 requires that an entity which has directors must hold an election of directors at each annual meeting. Further, in accordance with ASX Listing Rule 14.4, a director must not hold office (without re-election) past the third annual meeting following their appointment or three years, whichever is longer.
Each of Mr. St Denis and Mr. Denaro has agreed to serve, if elected, until the 2029 annual meeting of stockholders and until his respective successor has been duly elected and qualified or until the earlier of his respective death, resignation, disqualification or removal. There are no family relationships between or among any of Mr. St Denis, Mr. Denaro, our executive officers, or our continuing directors. Each of Mr. St Denis and Mr. Denaro was evaluated in accordance with our standard review process for director candidates in connection with his nomination for election at the Annual Meeting. Mr. St Denis is not considered to be an independent director by virtue of his position as President of the Company. Mr. Denaro is not considered to be an independent director by virtue of his ongoing consultancy arrangement with the Company’s Australian subsidiaries.
The following table sets forth information with respect to the Nominees and our other current directors who will continue in office after the Annual Meeting and information with respect to their ages and positions held with our company as of the date of this Proxy Statement:

Name	Current Position	Independent Under Nasdaq Rules	Age
Class II Director Nominees
Stephen Denaro	Director	No	65
David St Denis	President, Director	No	58
Class I Directors (Terms Expiring at the 2028 Annual Meeting of Stockholders)
John Seaberg(1)(2)(3)	Chairman of the Board of Directors	Yes	75
Gregory Moss(1)(2)(3)	Director	Yes	43
Susan Knight(1)(2)(3)	Director	Yes	71
Class III Directors (Terms Expiring at the 2027 Annual Meeting of Stockholders)
Wayne Paterson	Vice Chairman and Chief Executive Officer	No	60
David Roberts(1)(2)(3)	Director	Yes	62

(1)	Member of the Audit and Risk Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Director Skills and Experience
Our Nominating and Corporate Governance Committee and our Board are focused on ensuring that a wide range of backgrounds, attributes, viewpoints and experiences are represented on our Board. The chart below identifies some of the key skills and experiences the Board has identified as being important to its responsibilities and demonstrates how the directors and director nominees reflect these skills. A mark indicates a specific area of focus or expertise that the director or director nominee brings to our Board. The matrix below does not encompass all of the knowledge, skills and experience of our directors and director nominees, and the fact that a particular knowledge, skill or experience is not listed does not mean that a director or director nominee does not possess it. In addition, the absence of a particular knowledge, skill or experience with respect to any of our directors or director nominees does not mean the individual in question is unable to contribute to the decision-making process in that area.

John Seaberg
John Seaberg has been Chairman of our Board since March 2017 and a director since October 2014, in each case taking into account positions held with ATPL. Additionally, Mr. Seaberg has been serving as Chair of the board of directors of Preceptis Medical Inc since 2016. From 2009 to 2024 he served as Director of Phraxis Medical Inc. He was Executive VP at Cedar Point Capital, a broker-dealer focused on healthcare investment, from June 2015 through December 31, 2023. From 2008 until 2012, Mr. Seaberg was Chair of Synovis Inc., a NASDAQ-listed manufacturer of various medical device and bioscaffold tissue products which was acquired by Baxter, and, from 2007 until 2014, was Co-Founder, Chair and Chief Executive Officer of NeoChord Inc., a company commercializing technology developed at the Mayo Clinic for repair of the mitral valve via minimally invasive techniques. From 1996 to 2006, Mr. Seaberg served at Guidant Corp. (subsequently acquired by Boston Scientific Corp.) where he held various executive level positions, including Director of Marketing for Cardiac Rhythm Management, Vice President of Sales for Cardiac Surgery and Vice President of Sales for Cardiac Rhythm Management. In addition, Mr. Seaberg was co-Founder, President and Chief Executive Officer of ACIST Medical, from 1991 to 1995. Mr. Seaberg holds a Bachelor of Arts in Speech Communications from the University of Minnesota and an MBA from the Carlson School of Management, also at the University of Minnesota. We believe that Mr. Seaberg’s qualifications to serve as a director include his extensive finance, leadership and industry experience and his tenure as a director of the Company.
Stephen Denaro
Stephen Denaro rejoined the Board in May 2026 as a Class II director, with a term expiring at the 2026 annual meeting of stockholders. Mr. Denaro previously served as a director from October 2018, taking into account his director position with ATPL, and resigned from the Board effective December 13, 2025. Mr. Denaro also provides director and company secretarial services for, and serves as a director on the board of directors of, a number of the Company’s Australian subsidiary entities. He has been providing company secretarial services to other ASX-listed companies since 1994 and serves as a director and sole shareholder of Trio Business Intermediaries Pty Ltd, a business consulting company specializing in restructuring, corporate governance, directorship, and company secretarial services, through which he provides these and other services. Mr. Denaro has over 25 years of experience in mergers and acquisitions, business valuations, accountancy services, and income tax compliance gained from positions as Company Secretary and Chief Financial Officer of various public companies and with major chartered accountancy firms in Australia and the United Kingdom. Mr. Denaro has a Bachelor of Business in Accountancy and a Graduate Diploma in Applied Corporate Governance, and he is a member of the Institute of Chartered Accountants in Australia & New Zealand and the Australian Institute of Company Directors. We believe that Mr. Denaro’s qualifications to serve as a director include his finance and business experience and his experience with ASX-listed companies, including his tenure as Corporate Secretary of ATPL and a director of the Company.
Susan Knight
Susan Knight has served on our Board since May 2026. Ms. Knight most recently served as Board Chair of Surmodics, Inc., a medical device provider, from 2015 until November 2025. She has served on corporate boards of directors since 2008 and has broad audit committee experience, including serving as committee chair at Surmodics, Inc., Greater Metropolitan Housing Corporation and Plato Learning. During her professional career, Ms. Knight was the Senior Vice President and Chief Financial Officer of MTS Systems Corporation from 2011 to 2014 and its Chief Financial Officer from 2001 to 2011. Prior to MTS Systems Corporation, Ms. Knight was the Vice President of Finance of the Home and Building Control Business of Honeywell, Inc. from 1994 to 2001. She also held various other management and executive financial positions during her 24-year career at Honeywell, Inc. Ms. Knight earned a BSBA in Accounting from Creighton University. We believe that Ms. Knight’s qualifications to serve as a director include her extensive financial, audit committee, and public company board experience.
Gregory Moss
Gregory Moss has served on our Board since June 2025. Mr. Moss serves as Chief Business and Legal Officer, as well as Corporate Secretary and Chief Compliance Officer of Evommune, Inc., a clinical stage biotechnology company dedicated to chronic inflammatory diseases. Prior to Evommune, Mr. Moss served as Executive Vice President, General Counsel, and Corporate Secretary, Chief Compliance Officer at Kadmon Corporation (“Kadmon”), a biopharmaceutical company, where he led legal, compliance, and business development operations, culminating in Kadmon’s acquisition by Sanofi in 2021. Prior to joining Kadmon in 2012, Mr. Moss served as a solicitor in the corporate risk department of a large Australian law firm and as an associate at a boutique law firm and hedge fund in New York, where he focused on complex litigation and event-driven outcomes. Mr. Moss currently serves on the board of directors of Vitls, Inc. Mr. Moss earned a BA and an LLB from Macquarie University, Australia, and is a member of the Bar Associations of New York and New South Wales, Australia, with admissions before the Supreme Court of the United States of America; Southern District of New York; Supreme Court of New South Wales, Australia; and High Court of Australia. We believe that Mr. Moss’s qualifications to serve as a director include his extensive legal, leadership and industry experience.
Wayne Paterson
Wayne Paterson joined the Company in October 2014 as a Non-Employee Director (as defined below), and served as the Chair of the Board from February 2016 to March 2017, the interim Chief Executive Officer commencing in May 2016, and the Chief Executive Officer since March 2017, in each case taking into account positions held with Anteris Technologies Pty Ltd (“ATPL,” formerly Anteris Technologies Ltd), and has served as the Vice Chairman of our Board since March 2025. Mr. Paterson served as Chair of the board of directors of v2vmedtech, inc. (“v2vmedtech”) from April 2023 to July 2026. Prior to joining the Company, Mr. Paterson held senior positions at Merck KGaA (“Merck”) from 2005 to 2013, including as President of Europe, Canada and Australia, President of Emerging Markets, President of Japan and President of Cardiovascular Medicine. From 1999 until 2005, Mr. Paterson served at Roche Pharmaceuticals, a multinational healthcare company, in several senior positions, including as Head of Pharmaceuticals in Roche’s South Korean operation and Head of Commercial Operations for Roche China. Mr. Paterson holds an MBA from the University of Southern Queensland and a degree in Business Studies from the Queensland University of Technology. Mr. Paterson previously served as a director of Cepheid Inc. (NASDAQ: CHPD) from April 2015 to November 2016. We believe Mr. Paterson’s qualifications to serve as a director include his service as our Vice Chairman and Chief Executive Officer, as his insight into the business and related risks and challenges facing the Company will contribute to our Board and in its understanding of our business and strategy.
David Roberts
David Roberts has served on our Board since June 2025. Mr. Roberts is currently President of LeMaitre Vascular, Inc. (NASDAQ: LMAT), a provider of devices, implants, and services for the treatment of peripheral vascular disease, which is a position he has held since 2007. He joined LeMaitre in 1997 as Vice President of Business

Development and was promoted to Chief Financial Officer in 2000. Prior to LeMaitre, Mr. Roberts served as Vice President of Development for BUCA, Inc. from 1994 to 1997, and prior to that as Associate of HarbourVest Partners from 1992 to 1994. Mr. Roberts received a Bachelor of Arts in Business Economics and History from Brown University and a Master of Business Administration from the Stanford University Graduate School of Business. Mr. Roberts serves as a director of LeMaitre Vascular, Inc., Lexington Medical, Inc. and Parasole Restaurant Holdings, Inc. We believe that Mr. Roberts’ qualifications to serve as a director include his extensive finance, leadership and industry experience.
David St Denis
David St Denis has served as our President and as a director since March 2025. Prior to that, Mr. St Denis served as the Company’s Chief Operating Officer since July 2017, taking into account his position with ATPL. In addition, Mr. St Denis was a director of v2vmedtech from April 2023 to July 2026 and served as the Chief Executive Officer of v2vmedtech from April 2023 to May 2026. Mr. St Denis also served as Chief Financial Officer of v2vmedtech from April 2023 to September 2023. Prior to his appointment as Chief Operating Officer of the Company, Mr. St Denis served as Head of Commercial Operations for Europe and Canada at Merck, a multinational science and technology company, since 2013, and prior to that, served as Head of Operations for Emerging Markets at Merck since 2008. In addition, Mr. St Denis had held multiple leadership roles at Millennium Pharmaceuticals, Inc., now Takeda Pharmaceutical Company, from 1996 to 2006, and provided strategic consulting services to such company from 2006 to 2008. Mr. St Denis has a Bachelor of Science from the University of Connecticut, a Master of Arts from Boston University and an MBA in Global Management and International Marketing from Babson College - Franklin W. Olin Graduate School of Business. We believe that Mr. St Denis’ qualifications to serve as a director include his business experience within the industry in which the Company operates, including as the Company’s President.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF DAVID ST DENIS AND STEPHEN DENARO AS A CLASS II DIRECTOR.

CORPORATE GOVERNANCE
Board of Directors
Our Board oversees the management of the business and affairs of the Company and serves as the ultimate decision-making body of the Company, except for those matters reserved to our stockholders. Our Board oversees the Company’s management team, to whom it has delegated responsibility for the Company’s day-to-day operations. While our Board’s oversight role is broad and may concentrate on different areas from time to time, its primary areas of focus are strategy, oversight, governance and compliance, as well as assessing management.
Director Independence
Our Board of Directors currently consists of seven members. Our Board of Directors has determined that Mr. Seaberg, Mr. Moss, Mr. Roberts, and Ms. Knight each qualify as an independent director in accordance with the Nasdaq Listing Rules. Our Board has further determined that Mr. Seaberg, Mr. Moss, Mr. Roberts, and Ms. Knight each qualify as an independent director under Nasdaq Listing Rules applicable to membership on our Audit and Risk Committee. Each of those four members is “financially literate” under the Nasdaq Listing Rules, and our Board has determined that each of Ms. Knight and Mr. Roberts is an “audit committee financial expert,” as defined in applicable SEC rules. Mr. Paterson is not considered independent by virtue of his position as Chief Executive Officer. Mr. St Denis is not considered independent by virtue of his position as President. Mr. Denaro is not considered independent by virtue of his ongoing consultancy arrangement with the Company’s Australian subsidiaries.
Board Committees
Our Board has three standing committees: the Audit and Risk Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee is governed by a charter that is available on our website at https://anteristech.com/investors/corporate-governance.html.
Audit and Risk Committee
The members of our Audit and Risk Committee consist of Ms. Knight, Mr. Moss, Mr. Roberts, and Mr. Seaberg. Ms. Knight is the chairperson of our Audit and Risk Committee. Each of Mr. Seaberg, Mr. Roberts, Mr. Moss, and Ms. Knight meets the requirements for independence under the current Nasdaq Listing Rules and Rule 10A-3 of the Exchange Act. Each of those four members is “financially literate” under the Nasdaq Listing Rules. Our Board has determined that each of Ms. Knight and Mr. Roberts is an “audit committee financial expert” within the meaning of the SEC’s rules and regulations. This designation does not impose on such directors any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit and Risk Committee and our Board. Our Audit and Risk Committee is directly responsible for, among other things:
•	appointing, retaining, compensating and overseeing the work of our independent registered public accounting firm;
•	assessing the independence and performance of the independent registered public accounting firm;
•	reviewing with our independent registered public accounting firm the scope and results of the firm’s annual audit of our financial statements;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the financial statements that we will file with the SEC;
•	pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	reviewing policies and practices related to risk assessment and management;
•	reviewing our accounting and financial reporting policies and practices and accounting controls, as well as compliance with legal and regulatory requirements;
•	reviewing, overseeing, approving, or disapproving any related-person and related-party transactions;
•
reviewing with our management the scope and results of management’s evaluation of our disclosure controls and procedures and management’s assessment of our internal control over financial reporting, including the related certifications to be included in the periodic reports we will file with the SEC;

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters, or other ethics or compliance issues;
•
reviewing reports from our management and our independent registered public accounting firm on the effectiveness of the internal control, risk management systems and management of material business risks;

•	establishing and reviewing our risk management framework, including the risk profile developed by our management covering material risks to our business;
•
reviewing and assessing the effectiveness of our internal controls, policies, programs, guidelines and procedures making up our risk management framework and reporting systems, including in light of any material breakdowns and reports from our management on new or emerging sources of risk; and

•	reviewing with our management and recommending to our Board additional or material amendments to our risk management reporting and governance policies.
Compensation Committee
The members of our Compensation Committee consist of Mr. Seaberg, Ms. Knight, Mr. Moss, and Mr. Roberts. Mr. Moss is the chairperson of our Compensation Committee. Each of Mr. Seaberg, Ms. Knight, Mr. Moss, and Mr. Roberts is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current Nasdaq Listing Rules and Rule 10C-1 of the Exchange Act. Our Compensation Committee is responsible for, among other things:
•	reviewing and approving the compensation of our executive officers, including reviewing and approving corporate goals and objectives with respect to compensation;
•	administering our equity incentive plans;
•	reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans;
•	reviewing and recommending that our Board approve the compensation for our non-employee board members; and
•	establishing and reviewing general policies relating to compensation and benefits of our employees.
The Compensation Committee has the authority to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee. To the extent permitted by applicable law and the applicable equity compensation plan, the Compensation Committee also may delegate to one or more executive officers of the Company the authority to grant, and make determinations and administer the equity compensation plan with respect to, equity-based awards under an equity compensation plan to employees and consultants of the Company who are not officers (as defined in Rule 16a-1(f) under the Exchange Act) or directors of the Company.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee consist of Mr. Roberts, Ms. Knight, Mr. Moss, and Mr. Seaberg. Mr. Roberts is the chairperson of our Nominating and Corporate Governance Committee. Each of Mr. Roberts, Ms. Knight, Mr. Moss, and Mr. Seaberg meets the requirements for independence under the current Nasdaq Listing Rules. Our Nominating and Corporate Governance Committee is responsible for, among other things:
•	identifying and recommending candidates for membership on our Board, including the consideration of nominees submitted by stockholders, and on each of our Board’s committees;
•	reviewing and recommending our corporate governance guidelines and policies;
•	reviewing proposed waivers of the Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”) for directors and executive officers;
•	overseeing the process of evaluating the performance of our Board; and
•	assisting our Board on corporate governance matters.

Process for Nominating Potential Director Candidates
The Nominating and Corporate Governance Committee is responsible for identifying, screening and interviewing individuals qualified to become members of our Board and recommending qualified candidates for election by the stockholders consistent with the criteria set forth in the Company’s Corporate Governance Guidelines. In recommending nominees for director, the Nominating and Corporate Governance Committee will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. Additional criteria that the Nominating and Corporate Governance Committee and our Board may consider are:
•	the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•	the candidate’s experience as a board member of another publicly held company, including those dual-listed in the United States and Australia;
•	the candidate’s professional and academic experience relevant to the Company’s industry;
•	the strength of the candidate’s leadership skills;
•	the candidate’s experience in finance and accounting and/or executive compensation practices;
•	whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and
•	the diversity of viewpoints, background, experience and other characteristics.
The Nominating and Corporate Governance Committee considers all candidates equally. The Nominating and Corporate Governance Committee reviews the background and qualifications of each nominee to ensure that our Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds (taking into account the enhanced independence, financial literacy and financial expertise standards that may be required under law, Nasdaq rules or the ASX rules).
The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. Accordingly, although the Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, the Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria as it applies to recommendations from the Nominating and Corporate Governance Committee, directors and members of management. Any such nominations should be submitted to the Nominating and Corporate Governance Committee in line with the instructions provided in this Proxy Statement under the heading “When are stockholder proposals due for the 2027 Annual Meeting of the stockholders?” and in compliance with other specific procedural requirements set forth in our Bylaws.
Additional Information
Each committee is at all times authorized under its charter to have direct, independent and confidential access to our other directors, management and personnel to carry out the committee’s purposes. Each committee is authorized to conduct or authorize investigations into any matters relating to the purposes, duties or responsibilities of the committee.
Each committee may, in its sole discretion, retain or obtain the advice of legal counsel, compensation or other consultants and other advisers. We must provide for appropriate funding, as determined by each committee, for payment of reasonable compensation to any legal counsel, compensation or other consultant or other adviser retained by the committee.
Corporate Governance Matters
Our Board believes sound corporate governance processes and practices, as well as high ethical standards, are critical to handling challenges and to achieving business success. We embrace leading governance practices and also conduct ongoing reviews of our governance structure and processes to reflect stockholder input and changing circumstances. Below are highlights of our corporate governance practices and principles.
Our Board has adopted Corporate Governance Guidelines that outline our corporate governance policies and practices, which is available on our website at https://anteristech.com/investors/corporate-governance.html.

Board Leadership Structure
The current Chairman of our Board is John Seaberg, who is an independent director under the Nasdaq Listing Rules and for the purposes of the ASX Operating Rules. The roles of Chairman of our Board and Chief Executive Officer are separate. Our Board believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer allows our Chief Executive Officer to focus primarily on our business strategy, operations, and corporate vision.
Risk Oversight
While management is responsible for assessing and managing risks to the Company on a day-to-day basis, our Board oversees management’s efforts to assess and manage risk. Our Board (in conjunction particularly with the Audit and Risk Committee) monitors and receives advice on areas of operational and financial risk and considers strategies for appropriate risk management arrangements. Specific areas of risk which are periodically considered at meetings of our Board include financial management, information technology, people and culture, intellectual property, regulatory (medical), legal, manufacturing and organizational transformation. Additional areas of focus for our Board include, but are not limited to:
•	managing the Company’s long-term growth;
•	strategic and operational planning, including significant acquisitions and the evaluation of the Company’s capital structure; and
•	legal and regulatory compliance.
More broadly, risks are considered in virtually every business decision and process and as part of the Company’s overall business strategy. While our Board has the ultimate oversight responsibility for the Company’s risk management policies and processes, the committees of our Board also have responsibility for risk oversight. As noted above, the Company’s Audit and Risk Committee assists our Board in overseeing our risk assessment and management processes related to, among other things, our financial reports and record-keeping, financial risk exposures, and cybersecurity risk, and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation policies and practices, including policies providing for the recovery of incentive or equity-based compensation and limiting hedging activities related to Company stock. The Nominating and Corporate Governance Committee is responsible for risk oversight associated with corporate governance practices, the composition of our Board and its committees, and environmental, social and governance matters.
Our Board stays informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. Our Board’s role in risk oversight is consistent with the Company’s leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and our Board and committees providing oversight in connection with those efforts.
Cybersecurity Risk Management and Strategy
Our business depends on information technology systems, cloud-based services and third-party platforms to support our operations, including product development, clinical and regulatory activities, manufacturing and quality processes, financial reporting, business communications and other corporate functions. These systems and the information they process may be, and have in the past been, subject to cybersecurity threats, including ransomware and other malware, phishing and social-engineering attacks, unauthorized access, exploitation of system vulnerabilities, credential compromise, service disruption, and intentional or unintentional actions by employees, contractors or other third parties.
We maintain a risk-based cybersecurity program designed to identify, assess and manage material cybersecurity risks and to protect the confidentiality, integrity and availability of our systems and information. Cybersecurity risk management is integrated into our broader enterprise risk-management processes and uses governance, escalation and reporting channels applicable to other legal, compliance, strategic, operational and financial risks.

Our cybersecurity risk-management processes include:
•	periodic cybersecurity risk assessments and reviews;
•	security monitoring, detection and incident-response capabilities supported by a third-party security operations center;
•	annual independent security assessments and penetration testing;
•	administrative, technical and physical safeguards designed to reduce cybersecurity risk;
•	processes for identifying, evaluating and remediating identified security vulnerabilities;
•	risk-based review of service providers, suppliers and other third parties that access or support critical systems or information;
•	cybersecurity awareness training and phishing simulations;
•	incident-response and recovery procedures; and
•	business-continuity, disaster-recovery and data-recovery processes.
We engage external service providers, where appropriate, to monitor cybersecurity threats, assess and test aspects of our cybersecurity program, and assist in responding to cybersecurity incidents. Our processes for managing cybersecurity risks associated with third parties include, as appropriate, security due diligence, review of relevant security documentation, contractual protections and ongoing risk-based monitoring. These processes are designed to identify and manage cybersecurity risks but cannot eliminate all such risks.
Cybersecurity Governance
The Board oversees our management of enterprise risks, including cybersecurity risks. The Audit and Risk Committee assists the Board in this oversight by periodically reviewing and discussing with management our cybersecurity risks, risk-management practices, significant assessment findings and related internal controls. The Audit and Risk Committee reports significant cybersecurity matters to the Board.
At the management level, the Head of IT oversees our cybersecurity program and its integration with our broader information technology and enterprise risk-management activities. The Head of IT reports to our President. The enterprise Cybersecurity Lead reports to the Head of IT and is responsible for the day-to-day management and operational design of the cybersecurity program. The enterprise Cybersecurity Lead has more than 20 years of experience in information technology roles, including cybersecurity responsibilities, and holds relevant industry certifications, including the Certified Information Systems Security Professional certification. The enterprise Cybersecurity Lead provides periodic updates directly to the Audit and Risk Committee regarding cybersecurity risks, our cybersecurity program, significant assessment findings and other relevant developments.
Any failure to adequately protect our systems and information from cybersecurity threats, security breaches, service interruptions or data corruption could materially disrupt our operations and adversely affect our business, financial condition or results of operations.
We have not identified risks from known cybersecurity threats, including as a result of prior cybersecurity incidents, that have materially affected or are reasonably likely to materially affect us, including our operations, business strategy, results of operations or financial condition.
Board and Committee Meetings and Attendance
Directors are expected to make every effort to attend all meetings of our Board and all meetings of the committees on which they serve. During the fiscal year ended December 31, 2025, our Board had eight Board meetings, our Audit and Risk Committee had four meetings, our Nominating and Corporate Governance Committee had no meetings, and our Compensation Committee had five meetings. During such period, each then-serving member of our Board attended 100% of all Board and relevant committee meetings held during the period in which such director served.
Board Attendance at Annual Stockholders’ Meeting
Each director is encouraged and generally expected to attend the annual meeting of stockholders.

Code of Business Conduct and Ethics
We have adopted a written Code of Business Conduct and Ethics, which applies to all our directors, officers and employees, and is available on our website at https://anteristech.com/investors/corporate-governance.html.
The Audit and Risk Committee is responsible for overseeing the Code of Business Conduct and Ethics and must approve any waivers of the Code of Business Conduct and Ethics for executive officers and directors. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements with respect to our executive officers and directors, will be disclosed on our website.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2025, Messrs. Seaberg, Denaro, Roberts, and Moss each served as a member of the Compensation Committee. Mr. Denaro served on the Compensation Committee until his resignation from the Board in December 2025, and Mr. Moss was appointed to the Compensation Committee following his appointment to the Board in June 2025. Other than Mr. Denaro, no member of the Compensation Committee has served as one of our officers or employees at any time. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any other entity that has one or more of its executive officers serving on our Board or Compensation Committee.
Insider Trading and Securities Dealing Policy
We have adopted an Insider Trading and Securities Dealing Policy, which promotes compliance with insider trading laws, rules and regulations and the listing standards of Nasdaq. Additionally, the policy prohibits officers, directors, and employees from engaging in short sales, publicly-traded options, or hedging transactions such as prepaid variable forwards, equity swaps, collars and exchange funds or through other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. Our officers, directors, and employees are also prohibited from including our securities in a margin account or pledging our securities as collateral for a loan.
Stockholder Communications
Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director, care of Anteris Technologies Global Corp., Toowong Tower, Level 3, Suite 302, 9 Sherwood Road, Toowong QLD 4066, Australia, Attention: Corporate Secretary. Our Corporate Secretary shall initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party. Our Corporate Secretary will not forward communications that are not relevant to the duties and responsibilities of our Board. Our Board will generally respond, or cause us to respond, in writing to bona fide communications from stockholders addressed to one or more members of our Board.

EXECUTIVE COMPENSATION
The following is a discussion of compensation arrangements of our named executive officers for 2025 (our “NEOs”). As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Executive Officers
The following table sets forth as of the date of this Proxy Statement, the names and ages of our executive officers, who also constitute our NEOs for 2025, except for Mr. Moen, who was appointed in September 2026. Biographies for each executive officer, other than Mr. Paterson and Mr. St Denis (which are included above under the heading “Proposal One – Election of Class II Directors”) are included below the table. There are no family relationships between the executive officers or between any director and any executive officer.

Name	Age	Position
Wayne Paterson	60	Vice Chairman and Chief Executive Officer
David St Denis	58	President, Director
Matthew McDonnell	54	Head of Australia
Brent Moen	59	Chief Financial Officer

Matthew McDonnell
Matthew McDonnell currently serves as the Head of Australia, a position he has held since September 2026. Prior to that, Mr. McDonnell served as ATPL’s Chief Financial Officer from November 2018 and, following the Reorganization, held the role of Chief Financial Officer of the Company through September 2026. He also served as the Chief Financial Officer of v2vmedtech from September 2023 to May 2026. Prior to his appointment as Chief Financial Officer of ATPL, Mr. McDonnell worked for KPMG, a global professional services firm, for over 24 years, where he held several senior positions, including 10 years as a partner. He has a broad range of industry experience and corporate governance acumen, having delivered audit, accounting, and advisory services to a broad range of sectors. During his time at KPMG, Mr. McDonnell worked in Australia covering the financial services, transport, industrial markets, health, childcare and energy industries. He has experience in restructurings, acquisitions, divestments, privatizations and other significant financial transactions. Mr. McDonnell also served as a director and Chair of the Audit and Risk Management Committee of the State Library of Queensland for eight years. Mr. McDonnell holds a Bachelor of Economics from Macquarie University, Australia. He is an Associate of Chartered Accountants in Australia and New Zealand, a member of the Chartered Institute for Securities & Investment and a Member of the Australian Institute of Company Directors.
Brent Moen
Mr. Moen currently serves as Chief Financial Officer, a position he has held since September 2026. Mr. Moen is an experienced financial executive with more than 25 years of leadership experience, including Chief Financial Officer roles at both public and private companies. He has extensive expertise in capital markets, investor relations, mergers and acquisitions, and scaling growth-oriented organizations, including medical technology companies. Mr. Moen previously served as Chief Financial Officer of LifeLens Technologies from September 2023 to March 2026, Chief Financial Officer of Tactile Systems Technology from September 2018 to April 2023, and Chief Financial Officer of Entellus Medical from May 2016 to March 2018. Mr. Moen holds a Bachelor of Accountancy from the University of North Dakota.

2025 Summary Compensation Table
The following table and related footnotes provide information concerning the compensation of our NEOs for each of the years ended December 31, 2025 and December 31, 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation(3)	All Other Compensation ($)(4)	Total ($)
Wayne Paterson Vice Chairman and Chief Executive Officer	2025	734,598	—	4,460,000	—	896,100	40,403	6,131,101
	2024	696,389	125,000	—	1,461,423	725,000	35,533	3,043,345
David St Denis President and Former Chief Operating Officer	2025	479,156	—	—	—	469,680	33,069	981,905
	2024	450,000	50,000	3,000,000	—	380,000	34,596	3,914,596
Matthew McDonnell Head of Australia	2025	264,379	—	—	—	176,826	16,147	457,352
	2024	267,432	50,000	499,998	—	158,757	24,471	1,000,658

(1)
The amounts represent the actual salary earned during the fiscal year. Variances from the prior year are due to (i) timing of base salary adjustments effective December 16, 2024, (ii) movements in annual leave accruals and payouts, and (iii) foreign exchange fluctuations, where applicable. Base salary rates for each NEO did not otherwise change during the 2025 fiscal year. The amounts reported in this column for Mr. McDonnell for 2025 and 2024 are presented in USD using exchange rates which averaged over the relevant year to approximately A$1.00 to $0.64 and A$1.00 to $0.65, respectively.

(2)
The amounts reported represent the aggregate grant date fair value for the stock and option awards granted in 2025 and 2024, each computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718. Please refer to note 15 to the Company’s consolidated financial statements in its Annual Report for a description of the assumptions made in the valuation of stock and option awards under FASB ASC Topic 718. For fiscal year 2025, the “Stock Awards” column reflects the grant date fair value of an award (contingently granted on December 16, 2024) of 1,000,000 restricted stock units granted on December 3, 2025 after stockholder approval received on the same date.

(3)	The non-equity incentive plan compensation bonus for Mr. McDonnell, which has been accrued at year-end, has been translated using the spot exchange rate, which was approximately A$1.00 to $0.67.
(4)
The amounts disclosed as “all other compensation” set out above for Messrs. Paterson and St Denis for 2025 include amounts related to health and other benefit related payments in the amounts of $25,209 for Mr. Paterson and $25,065 for Mr. St Denis and the Company’s 401(k) match in the amounts of $10,500 for Mr. Paterson and $6,807 for Mr. St Denis. The amount disclosed as “all other compensation” set out above for Mr. McDonnell for 2025 includes $15,563 of superannuation payments. All such payments to Mr. McDonnell are presented in USD using exchange rates prevailing at the dates of the transactions, which averaged over the year to approximately A$1.00 to $0.66.

Employment Agreements
We have entered into employment agreements with each of our NEOs. The material terms of the employment agreements are described below.
Under the terms of Mr. Paterson’s executive employment agreement, which became effective on December 16, 2024 (the “Paterson Agreement”), Mr. Paterson serves as the Chief Executive Officer of the Company and on our Board as Vice Chairman. Under the Paterson Agreement, Mr. Paterson’s base salary was initially $725,000, subject to annual review by our Board for increase. Mr. Paterson is also entitled to receive an annual incentive bonus with a target opportunity of up to 100% of his base salary, a long-term incentive compensation award with a total target fair value of $6,000,000 in connection with the Company’s initial public offering (“IPO”), and, starting with the 2026 calendar year, annual long-term incentive compensation awards, with a total target grant value of $4,000,000 subject to approval by stockholders in accordance with the rules of the ASX. The RSU grant described in Proposal Three is a special award made in recognition of Mr. Paterson’s service in 2025 and does not constitute the 2026 long-term incentive award described in the Paterson Agreement. The Paterson Agreement may be terminated by the Company without “cause” or by Mr. Paterson without “good reason” (as each term is defined in the Paterson Agreement) upon six months’ written notice to the other party or by Mr. Paterson for “good reason” by giving notice to the Company of the existence of a “good reason” trigger within sixty days of its occurrence, the Company failing to cure the trigger within the following thirty days, and Mr. Paterson terminating his employment within thirty days of the end of the cure period. If the Company terminates Mr. Paterson’s employment without “cause” or Mr. Paterson terminates employment for “good reason,” Mr. Paterson will receive the following compensation and benefits, subject to his executing and not revoking a release of claims against the Company and its affiliates: the Company will continue to pay Mr. Paterson his base salary for twelve months, Mr. Paterson will be entitled to receive a pro-rata portion of his annual bonus for the year of termination based on actual achievement of the applicable performance metrics, any outstanding equity awards that vest solely based on continuous service will be earned on a pro-rata basis, and any outstanding performance-based equity awards will be earned on a pro-rata basis, subject to the achievement of the applicable performance metrics, and the Company will reimburse Mr. Paterson for COBRA premium payments for twelve months (or until Mr. Paterson becomes eligible for coverage under another medical plan, whichever occurs first). Mr. Paterson will also be entitled to participate in the Company’s employee benefit plans, programs and policies for senior executives. The Paterson Agreement includes customary non-competition, non-solicitation, intellectual property, and confidentiality provisions.
Mr. St Denis’ executive employment agreement, which became effective on December 16, 2024 (the “St Denis Agreement”) provides for Mr. St Denis’ service as the Chief Operating Officer of the Company. Effective March 5, 2025, Mr. St Denis was appointed as our President and a member of our Board. Pursuant to the St Denis Agreement, Mr. St Denis’ base salary was initially $475,000, subject to annual review by the Company for increase. Mr. St Denis is also entitled to receive an annual incentive bonus with a target opportunity of up to 80% of his base salary, and, starting with the 2026 calendar year, annual long-term incentive compensation awards, with a total target grant value of $2,000,000 subject to approval by stockholders in accordance with the rules of the ASX. The RSU grant described in Proposal Four is a special award made in recognition of Mr. St Denis’ service in 2025 and does not constitute the 2026 long-term incentive award described in the St Denis Agreement. The St Denis Agreement also provided for a long-term incentive compensation award with a total target fair value of $3,000,000 in connection with the Company’s IPO. The St Denis Agreement may be terminated by the Company without “cause” or by Mr. St Denis upon three months’ written notice to the other party. If the Company terminates Mr. St Denis’ employment without “cause”, subject to Mr. St Denis executing and not revoking a release of claims against the Company and its affiliates, the Company will continue to pay Mr. St Denis his base salary for nine months and will reimburse Mr. St Denis for COBRA premium payments for nine months (or until Mr. St Denis becomes eligible for coverage under another medical plan, whichever occurs first). Mr. St Denis is also provided a cellphone and is entitled to participate in the Company’s employee benefit plans, programs and policies for senior executives. The St Denis Agreement includes customary non-competition, non-solicitation, intellectual property, and confidentiality provisions.
Under the terms of Mr. McDonnell’s executive employment agreement, which became effective on December 16, 2024 and which supersedes and replaces all prior agreements related to Mr. McDonnell’s employment (the “McDonnell Contract”), Mr. McDonnell serves as the Head of Australia of the Company. Mr. McDonnell’s base salary was initially $254,334 (A$380,000), converted using the spot exchange rate of approximately A$1.00 to $0.67 on December 31, 2025 and excluding superannuation. Mr. McDonnell is entitled to contributions to defined contribution plans (superannuation) at 12.5% (previously 12.0%) of the annual eligible compensation (post July 1, 2025) subject to certain contribution caps. Mr. McDonnell is also entitled to receive an annual incentive bonus of up to 60% of his base salary, and, starting with the 2026 calendar year, annual long-term incentive compensation awards, with a total target grant value of $500,000. Mr. McDonnell also received a special RSU grant in March 2026 in recognition of his service in 2025, but such grant does not constitute the 2026 long-term incentive award for purposes of the McDonnell Contract. The McDonnell Contract also provided for a long-term incentive compensation award with a total target fair value of $500,000 in connection with the Company’s IPO. Either party may terminate the employment relationship generally upon three months’ written notice to the other party. The McDonnell Contract includes non-competition, non-solicitation, intellectual property, and confidentiality provisions.
Short-Term Incentive Compensation
Compensation for individuals is linked to our performance as well as the performance and contribution of the individual. Incentive payments are dependent on defined corporate and individual key performance targets being met. Incentive payments for the NEOs and for our broader company are at the discretion of our Board and the Compensation Committee.
The Compensation Committee believes the setting of key corporate and individual key performance targets which are aligned to the corporate strategy, will drive the development, performance and position of our company. The Compensation Committee expects that this will drive increased stockholder returns going forward.
2025 STI Bonuses
The NEOs’ 2025 short-term incentive (“STI”) bonus performance targets were based on a percentage of their base salaries with the actual incentive dependent on certain company and individual performance conditions being satisfied. 2025 STI targets were based on a combination of financial, capital and strategic objectives. These included adjusted EBITDA (earnings before interest, tax, depreciation and amortization), a capital position target including capital transaction(s), and achievement of key strategic objectives. The strategic objectives for 2025 included milestones related to the approval and enrollment of the Global Pivotal Registration Trial, as well as share-price performance.

Name	Principal Position	2025 Target STI Bonus %
Wayne Paterson	Vice Chairman and Chief Executive Officer	100% of base salary
David St Denis	President, Director	80% of base salary
Matthew McDonnell	Head of Australia	60% of base salary

In early 2026, the Compensation Committee reviewed performance against the 2025 STI performance targets and considered the results achieved during the year, including significant operational and strategic progress. In particular, the Compensation Committee considered Mr. Paterson’s significant leadership role and achievements in advancing capital-related matters during 2025 and for the significant contributions of Messrs. Paterson and St Denis in advancing and initiating the Global Pivotal Registration Trial. Based on this assessment, Messrs. Paterson and St Denis were each awarded an STI bonus equal to 120% of their respective target 2025 STI opportunity. Mr. McDonnell was awarded an STI bonus equal to 100% of his target 2025 STI opportunity, in each case payable in March 2026 based on the salary levels in effect at the time of payment.
Policies and Practices Related to the Grant of Certain Equity Awards
The Compensation Committee approves equity awards granted to the NEOs on or before the grant date. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of such equity awards, which, for our CEO and our President, are also subject to approval by our stockholders in accordance with the requirements of the ASX. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In 2025, we did not award any stock options to the NEOs during any period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.
Executive Equity-Based Compensation
During 2024, the Company granted 300,000 options to Mr. Paterson with an exercise price of $14.64, pursuant to stockholder approval, which generally vest in three equal installments on the first three anniversaries of June 19, 2024, subject to Mr. Paterson’s continued employment through each vesting date. The above quoted exercise price has been translated from AUD using the spot exchange rate on the date the Company completed the Reorganization, which was approximately A$1.00 to $0.64.
In connection with our IPO in 2024, priced at $6.00 per share, each NEO received an award of restricted stock units under the Equity Plan, which vests annually over a three-year period. Vesting of such awards will accelerate upon a termination of employment following a change in control. The NEOs received the following number of restricted stock units: Mr. Paterson, 1,000,000; Mr. St Denis, 500,000; and Mr. McDonnell, 83,333. Because Mr. Paterson’s restricted stock units were subject to stockholder approval, his award is considered granted for purposes of this disclosure on December 3, 2025 following approval by stockholders. No equity awards were otherwise granted to the NEOs in 2025.
Equity Compensation Plans
The Company has two historic long-term incentive plans from which no further options or awards will be issued, which were assumed by the Company in connection with the Reorganization:
•	the Admedus Ltd (now known as “n/k/a” ATGC) Employee Long Term Incentive Plan (the “2017 Incentive Plan”), which was approved by stockholders in November 2017; and
•	the Employee Incentive Plan (the “2020 Incentive Plan”).
Under each plan, certain eligible participants could receive ordinary shares, options or rights. The vesting of shares, options or rights could be subject to the satisfaction of service-based conditions and performance hurdles which, when satisfied, would allow eligible participants to receive shares or vested options or rights which are exercisable over shares or CDIs.

Anteris Technologies Global Corp. Equity Incentive Plan
The Company has adopted the Anteris Technologies Global Corp. Equity Incentive Plan, or the Equity Plan, for purposes of granting options in the Company and other awards based on the shares of the Company to employees and other service providers of the Company. The following is a summary of the material terms of the Equity Plan, which is qualified in its entirety by reference to the full text of the Equity Plan, which was filed as exhibit 10.1 to the Company’s Amendment No. 1 to Form S-1, filed with the SEC on December 9, 2024.
Purpose of the Equity Plan
The purpose of the Equity Plan is to permit award grants to non-employee directors, officers and other employees of the Company and its subsidiaries, and certain consultants to the Company and its subsidiaries, and to provide to such persons incentives and rewards for service and/or performance.
Administration of the Equity Plan
The Equity Plan is administered by the Compensation Committee of our Board or a subcommittee thereof (the “Administrator”). The Administrator has the power to interpret and construe the Equity Plan and is authorized to take any action it determines in its sole discretion to be appropriate, subject to the express limitations contained in the Equity Plan.
Number of Authorized Shares
The aggregate number of shares of Common Stock which may be issued or transferred pursuant to awards granted under the Equity Plan will not exceed, in the aggregate, 5,163,023 shares of Common Stock (the “Share Limit”). The Share Limit will be increased by 5% of the total number of issued and outstanding shares of Common Stock on a fully-diluted basis on the last day of the preceding fiscal year on the first day of each fiscal year, for a period of ten years commencing in the first fiscal year following the effective date of the Equity Plan. The aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of incentive stock options (if such awards are able to be granted) will not exceed 4,312,777 shares of Common Stock, which limit will increase by 3% of the total number of issued and outstanding shares of Common Stock at the consummation of the IPO on the first day of each fiscal year, for a period of ten years commencing in the first fiscal year following the effective date of the Equity Plan.
The maximum number of shares subject to awards granted on or following the effective date of the Equity Plan during a single calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, may not exceed $750,000 in total value (calculating the value of any such awards based on the fair value of such awards as of their approval effectiveness date); provided, that such calendar year limit shall be $1,000,000 for (i) the non-executive chair of our Board and (ii) a new non-employee director during his or her first year of service on our Board.
In the event of certain changes in the capitalization of the Company, the Administrator will adjust the number and kind of shares of Common Stock available for issuance under the Equity Plan and all awards shall be adjusted as the Compensation Committee, in its sole discretion, determines is equitably required. Except as described below, shares subject to an award under the Equity Plan that are cancelled, forfeited, expire, or become unexercisable without having been exercised in full will be available for subsequent awards under the Equity Plan. Shares withheld in payment of the exercise price of an option or withholding taxes related to an award will be returned to the Share Limit for future grants of awards under the Equity Plan and will not reduce the Share Limit.
Any references in the Equity Plan and this summary to “shares of Common Stock” may be read as a reference to CDIs or shares of Common Stock as the context reasonably requires, unless the contrary intention is expressly stated in the Equity Plan.
Eligibility and Participation
Eligibility to participate in the Equity Plan is generally limited to employees, consultants, directors, and officers of the Company or any subsidiary. Grants of awards over CDIs may only be granted to Australian employees of the Company or a subsidiary who are not U.S. taxpayers.

Types of Awards under the Equity Plan
The Equity Plan authorizes the Administrator to grant awards, individually or collectively, to recipients in any of the following forms, subject to such terms, conditions and provisions as the Administrator may determine to be necessary or desirable:
•	Option rights;
•	Appreciation rights;
•	Restricted stock;
•	RSUs;
•	Cash incentive awards;
•	Performance shares;
•	Performance units (“PSUs”); and
•	Other equity-based awards.
Term of Awards
The term of each award will be determined by the Administrator and stated in the award agreement. In the case of option rights and appreciation rights, the term may not exceed ten years from the grant date or such shorter term as may be provided in the award agreement.
Option Rights
Option rights entitle the option holder to purchase shares of Common Stock at a price established by the Administrator. The Administrator will determine the terms of the option rights, including the vesting and other conditions that must be satisfied for the vesting and exercisability of such awards.
Exercise Price
The Administrator will determine the exercise price of each option right at the date of grant, which price may not be less than 100% of the fair market value of the underlying shares on the date of grant. The Equity Plan prohibits the reduction of the exercise price of option rights without stockholder approval, other than in connection with a change in the Company’s capitalization.
Exercise of Option Rights
An option holder may exercise his or her option rights by delivering notice of the number of option rights that are being exercised accompanied by payment in full of the applicable exercise price, in such form and pursuant to such procedures as the Company may designate from time to time, and may consist of any method of payment by the award agreement and the Equity Plan.
Appreciation Rights
Appreciation rights entitle the holder to receive from the Company an amount determined by the Compensation Committee, which will be expressed as a percentage of the excess of the market value per share of Common Stock on the date when an appreciation right is exercised over the base price provided for with respect to the appreciation right at the time of exercise. The Administrator will determine the terms of the appreciation rights, including the vesting and other conditions that must be satisfied for the vesting and exercisability of such awards.
Base Price
The Administrator will determine the base price of each appreciation right at the date of grant, which price may not be less than 100% of the fair market value of the underlying shares on the date of grant. The Equity Plan prohibits the reduction of the base price of appreciation rights without stockholder approval, other than in connection with a change in the Company’s capitalization.

Stock Awards
Stock awards, including restricted stock, RSUs, cash incentive awards, performance shares, PSUs, and other equity-based awards, may be granted under the Equity Plan. These stock awards may be denominated in shares or units payable in shares of Common Stock (e.g., RSUs), and may be settled in cash, shares, or a combination of cash and shares. Dividend equivalents, which represent a right to receive the equivalent value of dividends paid on shares of Common Stock, may be granted in connection with RSUs, performance shares, and PSUs. The Administrator will determine the terms of stock awards, including the vesting and other conditions that must be satisfied for the vesting of such awards.
Tax Withholding
The Administrator may require a recipient to remit and will have the right to deduct or withhold an amount sufficient to satisfy applicable withholding tax requirements with respect to any award granted under the Equity Plan.
Change in Control
The effect, if any, of certain transactions described in the Equity Plan constituting a change in control of the Company on any awards outstanding at the time immediately prior to such change in control may be specifically set forth in the corresponding award agreement, or if no such treatment is specified, then the Administrator will determine the effect of such transaction on any outstanding awards in accordance with the Equity Plan.
Termination and Amendment of the Equity Plan
Our Board may at any time amend the Equity Plan, subject to any required stockholder approval and any required consent from participants to the extent required under the Equity Plan or by applicable law. Our Board may terminate the Equity Plan at any time; provided, however, that such termination will not affect the rights of holders of outstanding awards granted under the Equity Plan or their successors.
Term of Equity Plan
The Equity Plan became effective in connection with the pricing of the IPO and will continue in effect until terminated through a resolution by our Board, provided that the termination of the Equity Plan will not affect awards then outstanding, and the terms and conditions of the Equity Plan shall continue to apply to such awards. No grant will be made under the Equity Plan on or after the tenth anniversary of the effective date of the Equity Plan.
Use of Compensation Consultant
For 2025, the Company’s management team engaged Compensia, Inc. (“Compensia”) as its compensation consultant. Compensia provided services to management, including providing total compensation benchmarking data for the executive team and meeting with management to discuss such data. Compensia also provided updated data that was referenced for purposes of determining certain merit-based adjustments and compensation levels for promotions and new hires at the executive level. Compensia did not provide any services to the Company in 2025 other than advising on the amount or form of executive compensation. The Company has considered the relationship with Compensia, including the factors impacting Compensia’s independence under the rules of the SEC and Nasdaq. After considering all relevant factors, the Company has concluded that Compensia is independent and that its work for management does not raise any conflicts of interest.
In 2026, the Compensation Committee engaged Pearl Meyer as its compensation consultant.

Outstanding Equity Awards at 2025 Fiscal Year End
The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2025:

	Option awards					Stock awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Wayne Paterson	14,358	—	—	23.56	12/31/2027	—	—
	31,890	—	—	3.76	5/15/2029	—	—
	41,222	—	—	6.04	6/13/2027	—	—
	258,778	—	—	8.25	6/13/2027	—	—
	466,666	233,334(3)	—	15.28	9/15/2028	—	—
	100,000	200,000(4)	—	14.64	6/19/2029	—	—
	—	—	—	—	—	666,667(6)	3,326,668
David St Denis	5,430	—	—	23.56	12/31/2027	—	—
	60,000	—	—	5.65	9/23/2026	—	—
	200,000	—	—	8.25	6/13/2027	—	—
	—	—	—	—	—	700,000(5)	384,568
	—	—	—	—	—	333,334(6)	1,663,337
Matthew McDonnell	2,001	—	—	4.55	7/12/2029	—	—
	60,000	—	—	5.94	9/23/2026	—	—
	50,000	—	—	8.67	6/13/2027	—	—
	—	—	—	—	—	116,668(7)	16,969
	—	—	—	—	—	55,556(6)	277,224

(1)
Stock awards include awards granted under the Share Price Performance Plan (“SPP Units”) and restricted stock units. NEOs who hold SPP Units may receive cash post-vesting that is based on positive increases in the price of the Company’s Common Stock from the base price of $15.28 specified at grant date.

(2)
All options held by Mr. McDonnell are issued in AUD. The exercise prices and share price hurdles have been translated using the year-end spot exchange rate as of December 31, 2025, which was approximately A$1.00 to $0.67.

(3)	Options vest in full on September 15, 2026, subject to Mr. Paterson’s continued employment through the vesting date.
(4)	Options vest in substantially equal installments on June 19, 2026 and June 19, 2027, subject to Mr. Paterson’s continued employment through each vesting date.
(5)
SPP Units vest as follows: the first tranche vests upon our share price reaching $38.20, the second tranche vests upon our share price reaching $47.75, and the third tranche vests on September 13, 2026. The first and second tranches vest and become exercisable on the earlier of the achievement of the specified share price hurdles for ten consecutive trading days and the completion of three years of service. If the share price hurdles for the first and second tranche are not achieved, the options vest on September 13, 2026 and expire on September 13, 2028.

(6)	Restricted stock units vest in substantially equal installments on December 16, 2026 and December 16, 2027, subject to the NEO’s continued employment through such vesting dates.
(7)
The SPP Units were to vest, if at all, on September 13, 2026, subject to Mr. McDonnell’s continued employment through such date. However, the SPP Units did not vest, and were forfeited and cancelled in accordance with the terms of the award.

Retirement Plan
Australian employees are entitled to contributions to defined contribution plans (superannuation) at 12.5% of the participant’s annual eligible gross salary and wages (post July 1, 2025) subject to certain contribution caps. The rate has increased by 0.5% annually for the past four years. U.S. employees receive 3% of gross income as an employer contribution limited by the eligible compensation threshold.
Clawback Policy
We have adopted a compensation recovery policy that is compliant with the Nasdaq Listing Rules, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Health Benefit Plan
The Company provides a health benefit plan to U.S.-based NEOs.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth the amounts of securities authorized for issuance under our compensation plans as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans(excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	3,527,547(1)	$12.31	—
Equity compensation plans not approved by security holders(3)	1,029,851(4)	$3.63	2,610,662(5)
Total	4,557,398	$12.14	2,610,662

(1)
Reflects 29,646 options outstanding under the 2017 Incentive Plan, 676,751 options outstanding under the 2020 Incentive Plan, and 1,909,748 options outstanding which were granted to directors pursuant to ATPL stockholder approval. Such plans and outstanding options were assumed by the Company in 2024. The balance also includes 911,402 RSUs granted to directors and approved by stockholders in December 2025.

(2)	The weighted-average exercise price relates to outstanding options. The Company’s outstanding restricted stock units have no exercise price.
(3)	See “Anteris Technologies Global Corp. Equity Incentive Plan” above for a description of the material features of the Equity Plan.
(4)	Reflects restricted stock units and options outstanding under the Equity Plan.
(5)
Consists of 2,610,662 shares of Common Stock available under the Equity Plan. In general, the aggregate share limit under the Equity Plan will be automatically increased by 5% of the total number of issued and outstanding shares of Common Stock on a fully-diluted basis on the last day of the preceding fiscal year on the first day of each fiscal year, for a period of ten years commencing in the first fiscal year following the effective date of the Equity Plan.

2025 Director Compensation
The following table and related footnotes show the compensation paid to the then-current members of our Board other than Mr. Paterson, who served as our Chief Executive Officer during 2025, and Mr. St Denis, who served as our President during 2025 (such directors, the “Non-Employee Directors”), during the last completed fiscal year. Dr. Gu resigned from the Board effective as of June 5, 2025 and Mr. Denaro resigned from the Board effective December 13, 2025. Mr. Denaro rejoined the Board on May 11, 2026. Mr. Roberts and Mr. Moss were appointed to the Board effective June 7, 2025. Where applicable, the table includes compensation paid to our Non-Employee Directors in their capacities as directors of the Company during the last completed fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3)	Total ($)
John Seaberg	154,500	621,662	—	—	—	1,152	777,314
Stephen Denaro(4)	115,895	310,826	—	—	—	9,901	436,622
Wenyi Gu	30,301	—	—	—	—	3,665	33,966
David Roberts	37,227	296,871	—	—	—	—	334,098
Gregory Moss	32,475	296,871	—	—	—	—	329,346

(1)
As of December 31, 2025, our Non-Employee Directors held the following outstanding restricted stock unit (RSU) awards: Mr. Seaberg – 111,609; Mr. Roberts – 66,563; and Mr. Moss - 66,563. During 2025, Mr. Seaberg’s 27,777 RSUs vested and were settled into 27,777 shares of Common Stock. Mr. Denaro and Dr. Gu did not have any outstanding restricted stock unit awards as of December 31, 2025.

(2)
As of December 31, 2025, our Non-Employee Directors held the following outstanding option awards: Mr. Seaberg – 80,000 options exercisable at $8.25, 157,500 options exercisable at $15.28, and 75,000 options exercisable at $14.64; Mr. Denaro – 40,000 options exercisable at $8.67, 80,500 options exercisable at $16.06, and 50,000 options exercisable at $15.39; and Dr. Gu – 80,500 options exercisable at $16.06. Neither Mr. Roberts nor Mr. Moss had any outstanding stock option awards as of December 31, 2025. The exercise prices of options held by the Australian directors, which are designated in AUD, have been converted using the year-end spot exchange rate as of December 31, 2025, which was approximately A$1.00 to $0.67.

(3)
The amounts in this column are presented in USD using the average exchange rate for the fiscal year ended December 31, 2025, which was approximately A$1.00 to $0.64. All other compensation amounts relate to superannuation entitlements.

(4)
Mr. Denaro resigned from the Board effective December 13, 2025. In accordance with the terms of the Equity Plan, all unvested RSUs granted to Mr. Denaro during 2025 were forfeited upon his resignation. As noted above, Mr. Denaro rejoined the Board on May 11, 2026.

Non-Employee Director Compensation Policy
We have adopted a Non-Employee Director Compensation Policy (the “Non-Employee Director Compensation Policy”) to provide for the compensation of non-employee directors for service on our Board. Each non-employee director receives an annual cash retainer for their service in each position as denoted below, each of which is payable in twelve equal monthly installments and is prorated for any portion of a month that a non-employee director is not serving in such position on our Board. Non-employee directors’ annual cash retainers are determined within an aggregate directors’ fee pool limit, which is periodically recommended for approval by stockholders and stands at $2 million per annum, unless increased by approval of stockholders. The 2025 annual cash retainers for each applicable position were:

Non-Executive Board Chair*	$154,500
Board Member	$46,350
Lead Independent Director (if appointed)	$25,750
Audit and Risk Committee Chair**	$20,600
Compensation Committee Chair**	$15,450
Nominating and Corporate Governance Committee Chair**	$10,300
Audit and Risk Committee Member	$10,300
Compensation Committee Member	$7,725
Nominating and Corporate Governance Committee Member	$5,150

*	This is the total cash compensation and the Non-Executive Board Chair is not eligible for any additional cash retainers.
**	Annual retainers for Committee chairs are paid in lieu of, not in addition to, annual retainers for Committee members.

Pursuant to the Non-Employee Director Compensation Policy as in effect in 2025 and subject to stockholder approval on a per grant basis in accordance with the rules of the ASX, unless the underlying security which is acquired on exercise of the option or otherwise on satisfaction of right is purchased on-market (as specified in an award agreement), non-employee directors who were elected or appointed to our Board received an initial grant of restricted stock units with an aggregate grant date fair value of $250,000, which vests in three equal annual installments, subject to each non-employee director’s continued service through such date. Such policy also provided that non-employee directors who serve on our Board as of the date of any annual stockholder meeting and will continue to serve on our Board following such annual stockholder meeting receive, subject to approval on a per grant basis in accordance with the rules of the ASX, unless the underlying security which is acquired on exercise of the option or otherwise on satisfaction of right is purchased on-market (as specified in an award agreement), an annual grant of restricted stock units with an aggregate grant date fair value of $125,000, except for the Non-Executive Board Chair, who receives a grant with a target value of $250,000, which vests on the earlier to occur of the first anniversary of the grant date and the date of our next annual stockholder meeting, subject to each non-employee director’s continued service through such date. A non-employee director who has served on our Board for fewer than six months prior to an annual stockholder meeting receives a prorated equity award, which vests on the earlier to occur of the first anniversary of the grant date and the date of our next annual stockholder meeting, subject to such non-employee director’s continued service through such date. A non-employee director elected for the first time to our Board at an annual stockholder meeting will be eligible to receive only an initial equity award.
On September 12, 2026 (the “Amendment Effective Date”), the Board amended and restated the Company’s Non-Employee Director Compensation Policy to make the following key changes:
•	The cash retainer amounts shown in the table above for 2025 were increased by 3% each for 2026.
•
The annual equity awards for non-employee directors granted on the date of each annual meeting will be in the form of Option Rights, rather than restricted stock units, and have an aggregate fair value (based on a Black-Scholes valuation or other reasonable valuation method) of $235,000 (except for the Board Chair, whose grant value will remain at $250,000).

•
The initial equity awards for new non-employee directors will be in the form of Option Rights having an aggregate fair value (based on a Black-Scholes valuation or other reasonable valuation method) on the director’s start date equal to $470,000, subject to stockholder approval.

•
Each non-employee director who commenced service on the Board on or after June 1, 2025 and prior to the Amendment Effective Date (other than directors who are re-appointed after previously serving on the Board), will receive a prorated initial Option Right award having an aggregate fair value (based on a Black-Scholes valuation or other reasonable valuation method) of $220,000 on the next annual meeting following the Amendment Effective Date.

All Option Rights described above will have an exercise price equal to the fair market value on the date of grant.

2026 DIRECTOR COMPENSATION PACKAGE
The details of the current total remuneration packages of all of our directors for the year ending December 31, 2026, are as follows:
Mr. Paterson:
•	Base salary of $746,750.
•	Target annual short-term incentive bonus of up to 100% of base salary, which is typically paid in March of the subsequent year.
•	A discretionary incentive bonus of $125,000 was paid in March 2026 in recognition of significant contributions and achievements.
•
Long-term incentive compensation award consisting of 629,921 RSUs with a total contingent grant value of $3,999,998, subject to approval by stockholders in accordance with the rules of the ASX. This RSU grant (Proposal Three) is the long-term incentive award related to the 2025 fiscal year described in the Paterson Agreement.

•	Annual long-term incentive compensation awards related to the 2026 fiscal year include:
-
1,200,000 options with a total estimated grant value of $6,747,655, determined using a Black-Scholes valuation on the date of contingent grant, subject to approval by stockholders in accordance with the ASX Listing Rules (with the actual grant date fair value to be determined based on the Black-Scholes valuation on the date of stockholder approval).

-
PSU award of 800,000 units, with a total estimated grant value of $3,864,800, determined using a Monte Carlo valuation model, subject to stockholder approval in accordance with the ASX Listing Rules (with the actual grant date fair value to be determined based on a Monte Carlo valuation on the date of stockholder approval).

•	401(k) plan matching contributions of $10,800.
•	Certain health and other customary benefits.
Mr. St Denis:
•	Base salary of $489,250.
•	Target annual short-term incentive bonus of up to 80% of base salary, which is typically paid in March of the subsequent year.
•	A discretionary incentive bonus of $75,000 was paid in March 2026 in recognition of significant contributions and achievements.
•
Long-term incentive compensation award consisting of 314,960 RSUs with a total contingent grant value of $1,999,996, subject to approval by stockholders in accordance with the rules of the ASX. This RSU grant (Proposal Four) is the long-term incentive award related to the 2025 fiscal year described in the St Denis Agreement.

•	Annual long-term incentive compensation awards related to the 2026 fiscal year include:
-
414,000 options with a total estimated grant value of $2,327,941, determined using a Black-Scholes valuation on the date of contingent grant, subject to approval by stockholders in accordance with the ASX Listing Rules (with the actual grant date fair value to be determined based on the Black-Scholes valuation on the date of stockholder approval).

-
PSU award of 485,000 units, with a total estimated grant value of $2,343,035, determined using a Monte Carlo valuation model, subject to stockholder approval in accordance with the ASX Listing Rules (with the actual grant date fair value to be determined based on a Monte Carlo valuation on the date of stockholder approval).

•	401(k) plan matching contributions of $8,455.
•	Certain health and other customary benefits.

Mr. Seaberg:
•	Annual cash retainer of $159,135.
•	Annual grant of Option Rights with an aggregate grant date fair value of $250,000.
Mr. Denaro:
•	Annual cash retainer of $30,690 plus statutory superannuation benefits of $3,836.
•	Annual fee of approximately $44,762 for secretarial services provided to the Company’s Australian subsidiary entities, paid in monthly installments.
•	Annual grant of Option Rights with an aggregate grant date fair value of $235,000.
Mr. Moss:
•	Cash retainer of $74,969 for service during 2026.
•	Annual grant of Option Rights with an aggregate grant date fair value of $235,000.
•	Additional grant of Option Rights related to his appointment to the Board with an aggregate grant date fair value of $220,000.
Mr. Roberts:
•	Cash retainer of $77,814 for service during 2026.
•	Annual grant of Option Rights with an aggregate grant date fair value of $235,000.
•	Additional grant of Option Rights related to his appointment to the Board with an aggregate grant date fair value of $220,000.
Ms. Knight:
•	Annual cash retainer of $51,355.
•	Initial grant of RSUs with an aggregate grant date fair value of $250,000.
•	Annual grant of Option Rights with an aggregate grant date fair value of $235,000.
•	Additional grant of Option Rights related to her appointment to the Board with an aggregate grant date fair value of $220,000.
The information above is provided in accordance with ASX Listing Rule 10.14, in connection with the proposed grant of RSUs, Option Rights and PSUs outlined in this Proxy Statement. The cash retainer amounts for each non-employee director above have been provided on the basis of that non-employee director’s current responsibilities as chair and committee member (as applicable).

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures with Respect to Related Party Transactions
Our Audit and Risk Committee charter requires that the Audit and Risk Committee review and approve or disapprove all related person transactions that are required to be disclosed by Item 404 of Regulation S-K. We review all relationships and transactions reported to us in which we and our directors and executive officers or their immediate family members or any person who is known by us to be the beneficial owner of more than five percent (5%) of our voting stock are participants to determine whether such persons have a direct or indirect material interest. Our Secretary is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether our company or a related person has a direct or indirect material interest in the transaction.
We have a written related-party transaction policy that applies to our executive officers, directors, director nominees, holders of more than 5% of any class of our voting securities and any member of the immediate family of, and any entity affiliated with, any of the foregoing persons. Such persons will not be permitted to enter into a related-party transaction with us without the prior consent of our Audit and Risk Committee, or other independent members of our Board in the event it is inappropriate for our Audit and Risk Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, director nominee, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 or one percent (1%) of the average of our total assets as of the end of last three completed fiscal years must first be presented to our Audit and Risk Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit and Risk Committee will consider the relevant facts and circumstances available and deemed relevant to our Audit and Risk Committee, including, but not limited to, the commercial reasonableness of the terms of the transaction and the materiality and character of the related party’s direct or indirect interest in the transaction.
Certain Relationships and Related Transactions
Other than executive compensation arrangements described elsewhere in this Proxy Statement (See “Executive Compensation”), described below are the transactions and proposed transactions, since the beginning of our fiscal year ended December 31, 2025, in which we were or are to be a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 and one percent (1%) of the average of our total assets as of year-end for the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our Common Stock, or an immediate family member of any of those persons.
Reorganization Transactions
Prior to the consummation of our IPO, we completed the Reorganization pursuant to which we received all of the issued and outstanding shares of ATPL, which was formerly an Australian public company originally registered in Western Australia, Australia and listed on the ASX, pursuant to a scheme of arrangement under Australian law between ATPL and its shareholders (the “Scheme”) under Part 5.1 of the Australian Corporations Act 2001 (Cth) (the “Corporations Act”). Contemporaneously with implementation of the Scheme, ATPL also cancelled all existing options it had on issue in exchange for our company issuing replacement options to acquire Common Stock pursuant to a scheme of arrangement between ATPL and its optionholders (the “Option Scheme”) under Part 5.1 of the Corporations Act. The Scheme was approved by ATPL’s shareholders at a general meeting of shareholders, which was held on December 3, 2024. The Option Scheme was approved by ATPL’s optionholders at a general meeting of optionholders held on the same day. ATPL obtained approval of the Scheme and the Option Scheme by the Supreme Court of Queensland on December 4, 2024. As a result of the Reorganization, ATPL became a wholly owned subsidiary of our company and the shareholders of ATPL immediately prior to the consummation of the IPO became holders of either one share of Common Stock for every ordinary share of ATPL or one CDI for every one ordinary share of ATPL for each share held as of the record date for the Reorganization.
v2vmedtech Contributions
On April 18, 2023, we purchased 30% of the equity capital stock of v2vmedtech, pursuant to a contribution and stock purchase agreement, and concurrently contributed $0.2 million and entered into a series of agreements

(collectively, the “v2v Agreements”) with v2vmedtech. v2vmedtech has a license agreement with Columbia University to develop an innovative heart valve repair device utilizing a transcatheter edge-to-edge repair method for a minimally invasive treatment of mitral and tricuspid valve regurgitation, also known as leaky valve.
Under the terms of the v2v Agreements, we agreed to provide certain development services to v2vmedtech in exchange for equity in v2vmedtech. Pursuant to the v2v Agreements, we provide engineering, clinical, regulatory, marketing, and executive management resources, but excluding medical and chief medical officer services, in connection with v2vmedtech’s development of these valve repair devices. We are responsible for developing products and preparing regulatory filings and all costs and expenses incurred by us directly, related to the development of devices constitute development contributions under the v2v Agreements, for which we are solely responsible. These contributions are to be provided over five stages linked to key development and regulatory requirements for the device for transcatheter edge-to-edge repair of the mitral valve.
During the year ended December 31, 2025, we contributed $2.6 million to v2vmedtech to finance v2vmedtech’s operations. The total amount of eligible development contributions and operational contributions paid by us under the v2v Agreements as of December 31, 2025 was $6.2 million.
On April 28, 2026, through a wholly owned subsidiary, we notified v2vmedtech that we had elected to discontinue further development contributions under the v2v Agreements. As a result of this election, we paid v2vmedtech a contractual break fee of $0.4 million and subsequently had no further obligation to fund development activities. Following payment of the break fee, the related development agreement (the “Development Agreement”) terminated, and we determined that v2vmedtech no longer meets the definition of a variable interest entity. We continue to have a controlling financial interest in v2vmedtech and continue to consolidate v2vmedtech in our consolidated financial statements.
Deed of Cross Guarantee
ATGC and ATPL (ACN 088 221 078) are party to a deed of cross guarantee dated December 20, 2024 (“Deed”). The Deed remained in place throughout the year ended December 31, 2025, and there were no changes to the parties to the Deed during that period. The Deed was entered into in prior periods for Australian statutory reporting purposes; however, the Company did not rely on the reporting relief available under the Deed for the year ended December 31, 2025.
Indemnification Agreements
We have entered into agreements to indemnify our directors and executive officers. These agreements require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our Board or executive officer to the maximum extent allowed under Delaware law.
Medtronic Agreements
Purchase Agreement
On January 20, 2026, the Company entered into a stock purchase agreement (the “Purchase Agreement”) with Covidien Group S.à r.l. (“Medtronic”), a wholly owned subsidiary of Medtronic plc, pursuant to which the Company agreed to issue and sell to Medtronic 15,652,173 shares of Common Stock at a purchase price of $5.75 per share (the “Medtronic Private Placement”). The Purchase Agreement contained customary representations, warranties and agreements by the Company and Medtronic.
Registration Rights Agreement
On January 22, 2026, the Company and Medtronic entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement (the “Resale Registration Statement”) covering the resale of the Common Stock sold to Medtronic in the Medtronic Private Placement (the “Registrable Securities”) by Medtronic no later than 18 months following the closing of the Medtronic Private Placement. In addition, pursuant to the Registration Rights Agreement, the Company granted Medtronic the right to demand the sale of the Common Stock sold in the Medtronic Private Placement in one underwritten offering. The Company also agreed to be responsible for all fees and expenses incurred in connection with such registration.

In the event (i) the Resale Registration Statement has not been declared effective in the time period specified in the Registration Rights Agreement or (ii) after the Resale Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Resale Registration Statement for any reason, subject to certain limited exceptions, then the Company has agreed, pursuant to the Registration Rights Agreement, to make payments to Medtronic as liquidated damages in an amount equal to 1.0% of the aggregate amount paid pursuant to the Purchase Agreement by Medtronic for the Registrable Securities then held by Medtronic for each 30-day period or pro rata for any portion thereof during which such event continues. In no event will such liquidated damages exceed 5.0% of the aggregate purchase price of the shares of Common Stock purchased by Medtronic under the Purchase Agreement.
Pursuant to the Registration Rights Agreement, the Company granted Medtronic customary indemnification rights in connection with the Resale Registration Statement. Medtronic also granted the Company customary indemnification rights in connection with the Resale Registration Statement.
Investor Rights Agreement
On January 22, 2026, the Company and Medtronic entered into an investor rights agreement (the “Investor Rights Agreement”), pursuant to which the Company and Medtronic have certain rights and obligations, including:
•
Participation rights: So long as Medtronic beneficially owns at least 75% of the shares of Common Stock purchased pursuant to the Purchase Agreement (the “Minimum Ownership Threshold”), Medtronic will have participation rights with respect to certain future issuances of equity securities by the Company to maintain Medtronic’s percentage ownership interest, subject to customary carve-outs set forth in the Investor Rights Agreement.

•
Transfer restrictions: From the closing date of the Medtronic Private Placement through May 22, 2027, Medtronic will be prohibited from transferring any of the shares of Common Stock purchased pursuant to the Purchase Agreement, subject to certain customary exceptions. In addition, until January 22, 2029, transfers of the shares of Common Stock purchased pursuant to the Purchase Agreement by Medtronic will be subject to, among other things, volume limitations and prohibitions on transfers to activist investors or any person engaged in the business of structural heart therapeutics.

•
Collaboration: The Company and Medtronic agree to engage in non-exclusive good faith discussions regarding potential collaboration opportunities with respect to manufacturing, co-development and co-commercialization of the Company’s products and other matters as may be agreed to between the Company and Medtronic from time to time.

•
Standstill: From the closing date of the Medtronic Private Placement through May 22, 2027 (the “Standstill Period”), Medtronic will be subject to customary standstill provisions (the “Standstill”), pursuant to which, subject to customary exceptions, neither Medtronic nor any of its affiliates may, directly or indirectly, among other things, acquire additional securities of the Company, propose or pursue extraordinary transactions involving the Company, seek to influence or control the Company’s management or board of directors, solicit proxies, initiate stockholder proposals or coordinate with third parties with respect to any of the foregoing. Notwithstanding the foregoing, following the occurrence of certain fundamental change events, Medtronic may make proposals or offers privately to the Company, subject to the terms of the Investor Rights Agreement.

•
Voting agreement: During the Standstill Period, Medtronic will be obligated to cause all shares of Common Stock beneficially owned by Medtronic and its affiliates to be present for quorum purposes and to be voted in accordance with the recommendations of the Board with respect to all proposals submitted to the stockholders of the Company.

•
Board observer: From the closing date of the Medtronic Private Placement until the Observer Termination Date (as defined below), Medtronic will have the right to designate one non-voting board observer, who must be reasonably acceptable to the Board. Medtronic’s right to designate a board observer will terminate upon the earliest of the date on which (the “Observer Termination Date”): (i) Medtronic ceases to meet the Minimum Ownership Threshold; (ii) certain antitrust or competition law issues arise with respect to the board observer’s continued service as such; (iii) Medtronic breaches the Standstill; (iv) Medtronic takes any of the actions prohibited by the Standstill after the Standstill Period; and (v) Medtronic or the board observer materially breaches any clean team agreement or any provision addressing competitively sensitive information of the Company in any confidentiality agreement.

•
Right to negotiate: From the closing date of the Medtronic Private Placement until the date on which the U.S. Food and Drug Administration approves the Company’s Class III device, and provided that Medtronic meets the Minimum Ownership Threshold and Medtronic’s board observer right has not been terminated pursuant to certain circumstances, the Company will notify Medtronic upon receipt of certain acquisition proposals and, subject to applicable law and the fiduciary duties of the Board, is obligated to provide Medtronic with substantially the same information provided to the party that made such acquisition proposal and negotiate in good faith with Medtronic for a specified period of time. Nothing in the Investor Rights Agreement requires the Company or the Board to approve, recommend or consummate any transaction or limits the ability of the Board to take or refrain from taking any action required to comply with its fiduciary duties under applicable law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides certain information regarding the ownership of our Common Stock (including our CDIs), as of October 16, 2026 by each person or group of affiliated persons known to us to be the beneficial owner of more than 5% of our Common Stock (including our CDIs); each of our NEOs; each of our directors; and all of our executive officers and directors as a group. The table also sets out the names of all persons (to the best of our knowledge) who have disclosed pursuant to the Australian Corporations Act 2001 (Cth) or in filings made with the SEC that they are “substantial shareholders” of our company and carry 5% or more of the voting rights attached to our issued securities.
Unless otherwise indicated in the table or the related notes thereto, the address for each person named in the table is c/o Anteris Technologies Global Corp., 860 Blue Gentian Road, Suite 340, Eagan, Minnesota 55121.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership Common Stock(1)	Percentage(2)
Directors and NEOs
J. Seaberg	391,040(3)	*
W. Paterson	1,449,309(4)	1.5%
S. Denaro	177,556(5)	*
S. Knight	11,000(6)	*
G. Moss	31,401(7)	*
D. Roberts	31,401(7)	*
D. St Denis	321,440(8)	*
M. McDonnell	100,183(9)	*
All directors and executive officers as a group (nine persons)	2,513,330	2.5%

5%+ Stockholders
Medtronic plc	15,652,173(10)	16.1%
L1 Capital Pty Ltd	13,051,075(11)	13.4%
FMR LLC	7,325,169(12)	7.5%
Sio Capital Management, LLC	5,382,965(13)	5.5%
BlackRock, Inc.	4,879,068(14)	5.0%

*	Represents beneficial ownership of less than 1% of the outstanding Common Stock.
(1)
Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)
Percentage of ownership is based on 97,493,429 shares of our Common Stock issued and outstanding as of October 16, 2026 (including shares of Common Stock represented by CDIs). Shares of Common Stock underlying options or RSUs exercisable within 60 days of October 16, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or RSUs but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)
Reflects 47,487 shares of Common Stock, 56,053 RSUs that vest within 60 days of October 16, 2026 and options to acquire 287,500 shares of our Common Stock exercisable within 60 days of October 16, 2026.

(4)	Reflects 203,061 shares of Common Stock and options to acquire 1,246,248 shares of our Common Stock exercisable within 60 days of October 16, 2026.
(5)
Reflects 23,722 shares of Common Stock (including shares of Common Stock represented by CDIs) and options to acquire 153,834 shares of our Common Stock exercisable within 60 days of October 16, 2026 which are held by Sloane Pty Ltd as Trustee for the Denaro Family Trust. Mr. Denaro serves as the director and sole shareholder of Sloane Pty Ltd, which Mr. Denaro is deemed to beneficially own.

(6)	Reflects 11,000 shares of Common Stock.
(7)	Reflects 17,580 shares of our Common Stock and 13,821 RSUs that vest within 60 days of October 16, 2026.
(8)	Reflects 116,010 shares of Common Stock and options to acquire 205,430 shares of our Common Stock exercisable within 60 days of October 16, 2026.
(9)
Reflects 27,777 shares of Common Stock held directly by Mr. McDonnell, 22,406 shares of Common Stock held by Quadroo Pty Ltd, as Trustee for the McDonnell Family Trust, and options to acquire 50,000 shares of our Common Stock exercisable within 60 days of October 16, 2026 which are held by Quadroo Pty Ltd, as Trustee for the McDonnell Family Trust. Mr. McDonnell and his spouse serve as directors of Quadroo Pty Ltd and share voting and investment power over such shares.

(10)	Represents shares of Common Stock beneficially owned by Medtronic, as of January 22, 2026, as reported on the Schedule 13D filed by

Medtronic with the SEC on January 23, 2026. Medtronic may be deemed to beneficially own such shares held directly by Covidien Group S.à r.l. (“Covidien”), a wholly owned subsidiary of Medtronic. Medtronic, through Covidien, has voting and dispositive power over such shares. The address for Medtronic is Building 2, Parkmore Business Park West, Galway, Ireland.
(11)
Represents shares of Common Stock beneficially owned by L1 Capital Pty Ltd, as of October 6, 2026, as reported on the Schedule 13G/A filed by L1 Capital Pty Ltd with the SEC on September 3, 2026, and subsequent Form 4 filings filed by L1 Capital Pty Ltd with the SEC on October 1, 2026, October 6, 2026 and October 8, 2026. The address for L1 Capital Pty Ltd is Level 45, 101 Collins Street, Melbourne, VIC 3000 Australia.

(12)
Represents shares of Common Stock beneficially owned by FMR LLC, as of June 30, 2026, as reported on the Schedule 13G filed by FMR LLC with the SEC on August 6, 2026. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(13)
Represents shares of Common Stock beneficially owned by Sio Capital Management, LLC (“Sio”), as of March 31, 2026, as reported on the Schedule 13G/A filed by Sio with the SEC on May 4, 2026. Sio is a registered investment adviser to certain affiliated funds that directly hold the shares of Common Stock for the benefit of their respective investors, and in such capacity, Sio has voting and dispositive power over such shares. The address for Sio is 600 Third Avenue, 2nd Floor, New York, NY 10016.

(14)
Represents shares of Common Stock beneficially owned by BlackRock, Inc. (“BlackRock”), as of March 31, 2026, as reported on the Schedule 13G filed by BlackRock with the SEC on April 27, 2026. The address for BlackRock is 50 Hudson Yards New York, NY 10001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
The rules of the SEC require that the Company disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers, and beneficial owners of more than ten percent of the Company’s stock. The Company has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Exchange Act, as amended, on behalf of its officers and directors. Based upon a review of forms filed and information provided by the Company’s officers and directors, all Section 16(a) reporting requirements were met during fiscal year 2025.

PROPOSAL TWO –
RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026
Our Board and the Audit and Risk Committee are asking our stockholders to ratify the appointment by the Audit and Risk Committee of KPMG, as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2026.
Stockholder ratification of such appointment is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the appointment of KPMG to our stockholders for ratification as a matter of good corporate governance.
In the event our stockholders fail to ratify the appointment, the Audit and Risk Committee will reconsider whether to continue to retain KPMG for the fiscal year ending December 31, 2026. Even if the appointment is ratified, the Audit and Risk Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit and Risk Committee believes that such a change should be made. Representatives of KPMG are expected to be present at the Annual Meeting and will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
Fees billed by KPMG for the fiscal years ended December 31, 2025 and 2024, respectively, are as follows:

	Fiscal Year Ended December 31,
	2025	2024
Audit fees(1)	$513,371	$649,610
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$513,371	$649,610

(1)
Audit fees consist of fees for professional services provided primarily in connection with the annual audit of our financial statements, quarterly reviews and other audit services, including services related to SEC registration statements and other documents such as the preparation of comfort letters and consents.

Determination of Independence
In considering the nature of the services provided by our independent registered public accounting firm, the Audit and Risk Committee determined that such services are compatible with the provision of independent audit services. The Audit and Risk Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.
Additional information concerning the Audit and Risk Committee and its activities can be found in the following sections of this Proxy Statement: “Corporate Governance—Audit and Risk Committee” and “Report of the Audit and Risk Committee.”
Pre-Approval Policy
According to policies adopted by the Audit and Risk Committee and ratified by our Board, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be preapproved by the Audit and Risk Committee. The Audit and Risk Committee has established a general pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors.
The Audit and Risk Committee approved one hundred percent (100%) of all services provided by KPMG during the year ended December 31, 2025. The Audit and Risk Committee has considered the nature and amount of the fees billed by KPMG and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining KPMG’s independence.

Recommendation of Our Board of Directors and Audit and Risk Committee
OUR BOARD OF DIRECTORS AND OUR AUDIT AND RISK COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

REPORT OF THE AUDIT AND RISK COMMITTEE
Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial-reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, and applicable laws and regulations. The Audit and Risk Committee is responsible for appointing, compensating, overseeing, and, where appropriate, discharging and replacing the Company’s independent registered public accounting firm (the “independent accounting firm”). In addition, the Audit and Risk Committee is involved in the selection of the lead audit engagement partner whenever a rotational change is required by applicable law or listing standards or for any other reason. The independent accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In addition, once applicable, the independent accounting firm will express its own opinion on the effectiveness of the Company’s internal controls over financial reporting.
The function of the Audit and Risk Committee is not intended to duplicate or attest as to the activities of management and the independent accounting firm, nor can the Audit and Risk Committee certify that the independent accounting firm is “independent” under applicable rules. The Audit and Risk Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent accounting firm on the basis of the information it receives, discussions with management and the independent accounting firm, and the experience of the Audit and Risk Committee’s members in business, financial, and accounting matters.
In this context, the Audit and Risk Committee met and held numerous discussions with management and the independent accounting firm during fiscal year 2025. Management represented to the Audit and Risk Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit and Risk Committee has reviewed and discussed the consolidated financial statements with management and the independent accounting firm. The Audit and Risk Committee discussed with the independent accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The independent accounting firm also provided to the Audit and Risk Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communications with Audit Committees Concerning Independence, and the Audit and Risk Committee discussed with the independent accounting firm the firm’s independence.
Based upon the Audit and Risk Committee’s discussion with management and the independent accounting firm and the Audit and Risk Committee’s review of the representations of management and the report of the independent accounting firm on the Consolidated Financial Statements, the Audit and Risk Committee recommended that our Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026.

Audit and Risk Committee of the Board of Directors*

Gregory Moss
David Roberts
John Seaberg

*
Ms. Susan Knight, the current Chairperson of the Audit and Risk Committee, joined the Board and was appointed to the Audit and Risk Committee in May 2026 and did not participate in the Audit and Risk Committee’s review, discussion and recommendation to the Board regarding the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

PROPOSALS THREE AND FOUR –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF RESTRICTED STOCK UNITS TO EXECUTIVE DIRECTORS
Background
Proposal Three and Proposal Four seek the approval of stockholders under ASX Listing Rule 10.14 for the grant of RSUs for service during 2025 to the Company’s Chief Executive Officer, Wayne Paterson, and the Company’s President, David St Denis, respectively, on the terms and conditions of the RSU agreements entered into between each of Mr. Paterson and Mr. St Denis, as applicable, and the Company (the “Executive RSU Agreements”), the material terms of which are set out below, and which are otherwise governed by the terms of the Equity Plan. An RSU is a “restricted stock unit,” which is an unfunded and unsecured contractual entitlement to be issued or transferred a share of Common Stock of the Company for each RSU on a future date (after the vesting of the entitlement). Each RSU on vesting will entitle the holder to be issued one fully paid share of Common Stock for no monetary consideration.
Our Board agreed to grant the applicable RSUs to Mr. Paterson and Mr. St Denis subject to receipt of the stockholder approval sought under Proposal Three and Proposal Four, respectively.
The following summary does not purport to be a complete description of the provisions of the RSU awards to Mr. Paterson and Mr. St Denis, and it is qualified in its entirety by reference to the complete text of the Executive RSU Agreements, as set forth in Appendix A and Appendix B, respectively.
Number of RSUs and Vesting Conditions
A summary of the RSUs proposed to be granted to Mr. Paterson and Mr. St Denis, and the vesting conditions that apply, is set forth below:

Executive Director	Number of RSUs	Vesting Conditions	Vesting Date Schedule
Wayne Paterson	629,921	Remain continuously employed through each vesting date.	RSUs to vest one-third on each of the first three anniversaries of March 4, 2026, subject to continued employment.
David St Denis	314,960	Remain continuously employed through each vesting date.	RSUs to vest one-third on each of the first three anniversaries of March 4, 2026, subject to continued employment.

If Proposal Three is passed by stockholders, the RSUs will be granted to Mr. Paterson under and subject to the terms of the relevant Executive RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Three is not passed by stockholders, the applicable RSUs will not be granted to Mr. Paterson.
If Proposal Four is passed by stockholders, the RSUs will be granted to Mr. St Denis under and subject to the terms of the relevant Executive RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Four is not passed by stockholders, the applicable RSUs will not be granted to Mr. St Denis.
ASX Listing Rules 10.14 and 7.2, Exception 14
ASX Listing Rule 10.14 provides that a listed entity must not permit any of the following persons to acquire equity securities (including, but not limited to, any director share units, restricted share units and performance share units) under an employee incentive scheme:
•	a director of the Company;
•	an associate of a director of the Company; or
•	a person whose relationship with the Company or a person referred to in ASX Listing Rules 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders, unless it obtains the approval of its stockholders.
The proposed issuance of RSUs to Mr. Paterson and Mr. St Denis under Proposal Three and Proposal Four, respectively, each fall within ASX Listing Rule 10.14.1, as each of Mr. Paterson and Mr. St Denis is a director of the

Company, and they do not fall within any of the exceptions in ASX Listing Rule 10.16. The grant of the RSUs to each of Mr. Paterson and Mr. St Denis therefore require the approval of stockholders under ASX Listing Rule 10.14.
In addition, ASX Listing Rule 7.2, Exception 14 provides that stockholder approval is not required under ASX Listing Rule 7.1 for the issuance of equity securities that have received stockholder approval under ASX Listing Rule 10.14, and any such equity securities are not included for the purposes of calculating the Company’s 15% placement capacity under ASX Listing Rule 7.1. Therefore, if Proposal Three and Proposal Four are passed by stockholders, the grants of RSUs to Mr. Paterson and Mr. St Denis, and any subsequent issue, transfer or allocation of Common Stock in respect of those RSUs, will not be included in the calculation of the Company’s 15% placement capacity under ASX Listing Rule 7.1.
Notwithstanding the above, while the waiver from ASX Listing Rule 7.1 granted by the ASX to the Company remains in effect, the grant of the RSUs to Mr. Paterson and Mr. St Denis and any subsequent issue, transfer or allocation of Common Stock in respect of those RSUs will not impact the Company’s placement capacity under ASX Listing Rule 7.1.
An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Equity Plan from those disclosed at the time the approval was obtained.
Material Terms of the Executive RSU Agreements
In addition to the number, vesting conditions and other terms of the RSUs summarized in the table above, the following is a summary of other material terms of the Executive RSU Agreements under which, subject to Proposal Three and Proposal Four being passed by stockholders, the applicable RSUs will be granted to Mr. Paterson and Mr. St Denis:
•	Grant Price: There is no consideration payable for the grant of the RSUs.
•
Dividend Equivalents: To the extent that the Company pays cash dividends to holders of Common Stock generally, Mr. Paterson and Mr. St Denis are entitled to be credited with dividend equivalents (in the form of additional RSUs) in respect of any unvested RSUs, which dividend equivalent RSUs vest at the same time and in the same manner as the RSUs to which they relate.

•	Vesting Conditions: Mr. Paterson or Mr. St Denis, as applicable, remains continuously employed through each vesting date.
•
Termination: If Mr. Paterson’s or Mr. St Denis’ employment terminates due to such individual’s death or disability, such individual’s RSUs immediately vest in full. With respect to Mr. Paterson’s only, if Mr. Paterson’s employment terminates without “cause” or for “good reason,” a pro rata portion of his RSUs will vest, based on the time elapsed in the full vesting period.

•
Adjustment of Shares of Common Stock: The Company will make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the outstanding RSUs and in other terms, as we determine is equitably required in the event of certain adjustments to our Common Stock or certain corporate transactions.

•
Change in Control: In the event of a change in control of the Company, Mr. Paterson’s and Mr. St Denis’ RSUs will vest in full unless a replacement award is provided that meets certain requirements described in the relevant Executive RSU Agreement.

The closing price of the Common Stock on the Nasdaq Global Market as of October 16, 2026 was $6.05.
Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the RSUs based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for the award grantee, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.
RSUs will not have U.S. tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of Common Stock issued to them. Upon the sale of shares of Common Stock received in settlement of RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).
To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code of 1986, as amended (“Code”) and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Information Required Under ASX Listing Rule 10.15
For the purposes of ASX Listing Rule 10.15, the following information is provided for Proposal Three and Proposal Four:
•	(ASX Listing Rule 10.15.1): RSUs are proposed to be granted to the Company’s Chief Executive Officer, Mr. Wayne Paterson, and the Company’s President, Mr. David St Denis.
•	(ASX Listing Rule 10.15.2): Each of Mr. Paterson and Mr. St Denis is an executive director of the Company, and therefore falls into the category under ASX Listing Rule 10.14.1.
•
(ASX Listing Rule 10.15.3): It is proposed that 629,921 RSUs will be granted to Mr. Paterson in connection with his employment as Chief Executive Officer of the Company during 2025 and that 314,960 RSUs will be granted to Mr. St Denis in connection with his employment as President of the Company during 2025, with each RSU on vesting entitling the holder to be issued one fully paid share of Common Stock for no monetary consideration.

•
(ASX Listing Rule 10.15.4): The details of each of Mr. Paterson’s and Mr. St Denis’ current total remuneration package (in US dollars), is set out in the “Executive Compensation” and “2026 Director Compensation Package” sections of this Proxy Statement.

•
(ASX Listing Rule 10.15.5): 1,000,000 equity securities have previously been issued to Mr. Paterson under the Equity Plan. Of the 1,000,000 equity securities granted to Mr. Paterson (in the form of RSUs), 333,333 of the RSUs were converted into 170,120 shares of Common Stock (with 163,213 RSUs withheld to satisfy withholding tax obligations). 500,000 equity securities have previously been issued to Mr. St Denis under the Equity Plan. Of the 500,000 equity securities granted to Mr. St Denis (in the form of RSUs), 166,666 of the RSUs were converted into 101,082 shares of Common Stock (with 65,584 RSUs withheld to satisfy withholding tax obligations). No consideration was paid by Mr. Paterson or Mr. St Denis for the issue of these awards.

•
(ASX Listing Rule 10.15.6): The securities proposed to be granted under Proposal Three and Proposal Four, if approved, are RSUs. The material terms of the RSUs are set out above under the headings “Number of RSUs and Vesting Conditions” and “Material Terms of the Executive RSU Agreements.”

The proposed grants of the RSUs to Mr. Paterson and Mr. St Denis are intended to recognize the contributions to the Company by each of Mr. Paterson and Mr. St Denis and to align the interests of each of Mr. Paterson and Mr. St Denis with those of the Company’s stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.
The Company considers that the fair value of the RSUs proposed to be granted are as follows:
○	RSUs to be granted to Mr. Paterson – $3,999,998; and
○	RSUs to be granted to Mr. St Denis – $1,999,996.
These valuations are based on the closing price per share of Common Stock on the Nasdaq Global Market ($6.35) as of the date of each grant (March 4, 2026).

•
(ASX Listing Rule 10.15.7): If approved under Proposal Three and Proposal Four (as applicable), the Company intends to issue the RSUs to Mr. Paterson and Mr. St Denis as soon as practicable following the Annual Meeting, but in any event no later than three years after the Annual Meeting.

•
(ASX Listing Rule 10.15.8): The Company will receive no form of consideration for the grant of the RSUs or for the Common Stock to be issued to Mr. Paterson and Mr. St Denis upon their vesting, other than the continued provision of employment or director services and the satisfaction of the applicable vesting conditions by Mr. Paterson and Mr. St Denis. Consequently, there is no issue price for the RSUs.

•
(ASX Listing Rule 10.15.9): The RSUs are proposed to be issued pursuant to the Company’s Equity Plan. A summary of the material terms of the Equity Plan is set out in the “Equity Compensation Plans” section on page 40 of this Proxy Statement.

•	(ASX Listing Rule 10.15.10): No loan will be provided by the Company to Mr. Paterson or Mr. St Denis in relation to the grant of RSUs.
•
(ASX Listing Rule 10.15.11): Details of any securities issued under the Equity Plan will be published in the Company’s annual report relating to the period in which they were issued, along with a statement that approval for the issuance was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issuance of securities under the Equity Plan after Proposal Three and Proposal Four are approved and who are not named in this Proxy Statement will not participate until approval is obtained under that rule.
•	(ASX Listing Rule 10.15.12): A voting exclusion statement applies to Proposal Three and Proposal Four, as set out on page 21 of this Proxy Statement.
New Plan Benefits
Restricted Stock Unit Grants to Executive Directors

Name and Position	Dollar Value ($)(1)	Number of Units
Wayne Paterson Vice Chairman and Chief Executive Officer	$3,999,998	629,921
David St Denis President	$1,999,996	314,960
Matthew McDonnell Head of Australia	—	—
Executive officers, as a group	$5,999,994	944,881
Non-employee directors, as a group	—	—
All employees (other than executive officers), as a group	—	—

(1)	This column reflects the preliminary estimated aggregate grant date fair values of the RSU awards.
Recommendations of Our Board of Directors
PROPOSAL THREE: OUR BOARD OF DIRECTORS (OTHER THAN WAYNE PATERSON, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL THREE) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL THREE, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF 629,921 RESTRICTED STOCK UNITS TO WAYNE PATERSON IN CONNECTION WITH HIS EMPLOYMENT AS CHIEF EXECUTIVE OFFICER OF THE COMPANY DURING 2025, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL FOUR: OUR BOARD OF DIRECTORS (OTHER THAN DAVID ST DENIS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL FOUR) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL FOUR, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF 314,960 RESTRICTED STOCK UNITS TO DAVID ST DENIS IN CONNECTION WITH HIS EMPLOYMENT AS PRESIDENT OF THE COMPANY DURING 2025, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSAL FIVE –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER
PURPOSES, THE INITIAL GRANT OF RESTRICTED STOCK UNITS TO SUSAN KNIGHT
Background
Proposal Five seeks the approval of stockholders under ASX Listing Rule 10.14 for the initial grant of RSUs to the Company’s newly appointed non-employee director, Ms. Susan Knight, on the terms and conditions of the RSU agreement entered into between her and the Company (the “Knight RSU Agreement”), the material terms of which are set out below, and which are otherwise governed by the terms of the Equity Plan. An RSU is a “restricted stock unit,” which is an unfunded and unsecured contractual entitlement to be issued or transferred a share of Common Stock of the Company for each RSU on a future date (after the vesting of the entitlement). Each RSU on vesting will entitle the holder to be issued one fully paid share of Common Stock for no monetary consideration.
Ms. Knight was appointed to the Board on May 11, 2026 and serves as a Class I Director, with a term expiring at the Company’s 2028 annual meeting of stockholders. The Board agreed to grant the RSUs to Ms. Knight pursuant to the Company’s Non-Employee Director Compensation Policy, and subject to receipt of the stockholder approval sought under Proposal Five.
The following summary does not purport to be a complete description of the provisions of the RSU award to Ms. Knight, and it is qualified in its entirety by reference to the complete text of the Knight RSU Agreement, as set forth in Appendix C.
Number of RSUs and Vesting Conditions
A summary of the RSUs proposed to be granted to Ms. Knight, and the vesting conditions that apply, is set forth below:

Number of RSUs	Vesting Conditions	Vesting Date Schedule
39,123	Remain in continuous service as a director of the Company through each vesting date.	RSUs to vest one-third on each of the first three anniversaries of May 6, 2026, subject to continued service on each vesting date.

If Proposal Five is passed by stockholders, the RSUs will be granted to Ms. Knight under and subject to the terms of the Knight RSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Five is not passed by stockholders, the RSUs will not be granted to Ms. Knight.
ASX Listing Rules 10.14 and 7.2, Exception 14
ASX Listing Rule 10.14 provides that a listed entity must not permit any of the following persons to acquire equity securities (including, but not limited to, any director share units, restricted share units and performance share units) under an employee incentive scheme:
a)	a director of the Company;
b)	an associate of a director of the Company; or
c)	a person whose relationship with the Company or a person referred to in ASX Listing Rules 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders, unless it obtains the approval of its stockholders.
The proposed issuance of RSUs to Ms. Knight under Proposal Five falls within ASX Listing Rule 10.14.1, as Ms. Knight is a director of the Company, and does not fall within any of the exceptions in ASX Listing Rule 10.16. The grant of the RSUs to Ms. Knight therefore requires the approval of stockholders under ASX Listing Rule 10.14.
In addition, ASX Listing Rule 7.2, Exception 14 provides that stockholder approval is not required under ASX Listing Rule 7.1 for the issuance of equity securities that have received stockholder approval under ASX Listing Rule 10.14, and any such equity securities are not included for the purposes of calculating the Company’s 15% placement capacity under ASX Listing Rule 7.1. Therefore, if Proposal Five is passed by stockholders, the grant of RSUs to Ms. Knight, and any subsequent issue, transfer or allocation of Common Stock in respect of those RSUs, will not be included in the calculation of the Company’s 15% placement capacity under ASX Listing Rule 7.1.

Notwithstanding the above, while the waiver from ASX Listing Rule 7.1 granted by the ASX to the Company remains in effect, the grant of the RSUs to Ms. Knight and any subsequent issue, transfer or allocation of Common Stock in respect of those RSUs will not impact the Company’s placement capacity under ASX Listing Rule 7.1.
An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Equity Plan from those disclosed at the time the approval was obtained.
Material Terms of the Knight RSU Agreement
In addition to the number, vesting conditions and other terms of the RSUs summarized in the table above, the following is a summary of other material terms of the Knight RSU Agreement under which, subject to Proposal Five being passed by stockholders, the RSUs will be granted to Ms. Knight:
•	Grant Price: There is no consideration payable for the grant of the RSUs.
•
Dividend Equivalents: To the extent that the Company pays cash dividends to holders of Common Stock generally, Ms. Knight is entitled to be credited with dividend equivalents (in the form of additional RSUs) in respect of any unvested RSUs, which dividend equivalent RSUs vest at the same time and in the same manner as the RSUs to which they relate.

•	Vesting Conditions: Ms. Knight remaining in continuous service through each vesting date.
•
Forfeiture Provisions: Ms. Knight’s unvested RSUs will be forfeited on the date that her continuous service as a non-employee director terminates, or in the event that Ms. Knight commits an act that the Compensation Committee determines to be materially adverse to the Company’s interests.

•
Adjustment of Shares of Common Stock: The Company will make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the outstanding RSUs and in other terms, as we determine is equitably required in the event of certain adjustments to our Common Stock or certain corporate transactions.

•	Change in Control: In the event of a change in control of the Company, Ms. Knight’s RSUs will vest in full.
The closing price of the Common Stock on the Nasdaq Global Market as of October 16, 2026 was $6.05.
Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the RSUs based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for the award grantee, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.
RSUs will not have U.S. tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of Common Stock issued to them. Upon the sale of shares of Common Stock received in settlement of RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).
To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information Required under ASX Listing Rule 10.15
For the purposes of ASX Listing Rule 10.15, the following information is provided for Proposal Five:
•	(ASX Listing Rule 10.15.1): The RSUs are proposed to be granted to Ms. Knight, as a non-employee director of the Company.
•	(ASX Listing Rule 10.15.2): Ms. Knight is a director of the Company, and therefore falls into the category under ASX Listing Rule 10.14.1.
•
(ASX Listing Rule 10.15.3): It is proposed that Ms. Knight will be granted 39,123 RSUs, with each RSU on vesting entitling the holder to be issued one fully paid share of Common Stock for no monetary consideration.

•
(ASX Listing Rule 10.15.4): The details of Ms. Knight’s current total remuneration package (in US dollars), is set out in the “Non-Employee Director Compensation Policy” and “2026 Director Compensation Package” sections of this Proxy Statement.

•	(ASX Listing Rule 10.15.5): No securities have previously been issued to Ms. Knight under the Equity Plan.
•
(ASX Listing Rule 10.15.6): The securities proposed to be granted under Proposal Five, if approved, are RSUs. The material terms of the RSUs are set out above under the headings “Number of RSUs and Vesting Conditions” and “Material Terms of the Knight RSU Agreement.”

The proposed grant of the RSUs to Ms. Knight is intended to recognize the past and likely future contributions to the Company by Ms. Knight and to align the interests of Ms. Knight with those of the Company’s stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.
The Company considers that the fair value of the RSUs proposed to be granted to Ms. Knight is $301,247. This valuation is based on the closing price per share of our Common Stock on the Nasdaq Global Market ($7.70) as at the date of the grant (May 19, 2026).
•
(ASX Listing Rule 10.15.7): If approved under Proposal Five, the Company intends to issue the RSUs to Ms. Knight as soon as practicable following the Annual Meeting, but in any event no later than three years after the Annual Meeting.

•
(ASX Listing Rule 10.15.8): The Company will receive no form of consideration for the grant of the RSUs or for the Common Stock to be issued to Ms. Knight upon their vesting, other than the continued provision of director services and the satisfaction of the applicable vesting conditions by Ms. Knight. Consequently, there is no issue price for the RSUs.

•
(ASX Listing Rule 10.15.9): The RSUs are proposed to be issued pursuant to the Company’s Equity Plan. A summary of the material terms of the Equity Plan is set out in the “Equity Compensation Plans” section on page 40 of this Proxy Statement.

•	(ASX Listing Rule 10.15.10): No loan will be provided by the Company to Ms. Knight in relation to the grant of RSUs.
•
(ASX Listing Rule 10.15.11): Details of any securities issued under the Equity Plan will be published in the Company’s annual report relating to the period in which they were issued, along with a statement that approval for the issuance was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issuance of securities under the Equity Plan after Proposal Five is approved and who are not named in this Proxy Statement will not participate until approval is obtained under that rule.
•	(ASX Listing Rule 10.15.12): A voting exclusion statement applies to Proposal Five, as set out on page 21 of this Proxy Statement.

New Plan Benefits
Restricted Stock Unit Grant to Susan Knight

Name and Position	Dollar Value ($)(1)	Number of Units
Wayne Paterson Vice Chairman and Chief Executive Officer	—	—
David St Denis President	—	—
Matthew McDonnell Head of Australia	—	—
Executive officers, as a group	—	—
Non-employee directors, as a group	$301,247	39,123
All employees (other than executive officers), as a group	—	—

(1)
This column reflects the preliminary estimated aggregate fair value of the RSU award on the date the grant was effective. The number of RSUs awarded to Ms. Knight in connection with her appointment to the Board pursuant to the Company’s Non-Employee Director Compensation Policy was based on the closing price per share of our Common Stock on the Nasdaq Global Market ($6.39) on May 6, 2026.

Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS (OTHER THAN SUSAN KNIGHT, WHO ABSTAINS GIVEN HER PERSONAL INTEREST IN PROPOSAL FIVE) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL FIVE, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF 39,123 RSUS TO SUSAN KNIGHT IN CONNECTION WITH HER APPOINTMENT TO THE BOARD, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSALS SIX, NINE, TEN, ELEVEN AND TWELVE –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF OPTION RIGHTS TO NON-EMPLOYEE DIRECTORS
Background
Proposals Six, Nine, Ten, Eleven and Twelve (inclusive) seek the approval of stockholders under ASX Listing Rule 10.14 for the grant of Option Rights to the Company’s non-employee directors in respect of the Company’s 2026 fiscal year, as detailed in Table 1 below (the “FY26 Option Rights”) on the terms and conditions of option agreements entered into between each relevant director and the Company in connection with the proposed grant of the FY26 Option Rights (the “FY26 Option Agreements”), the material terms of which are summarized below under the heading “Material Terms of the FY26 Option Agreements.” An Option Right is an unsecured contractual entitlement for the holder to purchase a share of Common Stock (or a CDI) for each Option Right at a certain price, being the exercise price of the Option Right, on a future date (after the vesting of the entitlement). Each vested Option Right will entitle the holder to be issued one fully paid share of Common Stock (or a CDI) upon payment of the exercise price.
The FY26 Option Rights are otherwise proposed to be granted on the terms of the Equity Plan. The following summary does not purport to be a complete description of the provisions of the FY26 Option Rights, and it is qualified in its entirety by reference to the complete text of the FY26 Option Agreements for U.S. and Australia-resident non-employee directors, as set forth in Appendix D and Appendix E, respectively.
Mr. Seaberg, in his capacity as Non-Executive Board Chair, is entitled to a grant valued at $250,000 under the Non-Employee Director Compensation Policy, and Mr. Moss, Mr. Roberts, Mr. Denaro and Ms. Knight are each entitled to a grant valued at $235,000. The Option Rights proposed to be granted to Mr. Seaberg, Mr. Moss, Mr. Roberts and Ms. Knight will represent rights to purchase shares of Common Stock, while the Option Rights proposed to be granted to Mr. Denaro will represent rights to purchase CDIs.
Pursuant to the Non-Employee Director Compensation Policy, the FY26 Option Rights are proposed to be granted as of the date of the Annual Meeting to the directors of the Company:
•	in recognition of each director’s past and likely future contributions to the development, governance and performance of the Company; and
•	to align the interests of each director with those of stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.
Table 1: FY26 Option Rights proposed to be granted to each director:
Set out below is a summary of the FY26 Option Rights proposed to be granted to each non-employee director if stockholders approve Proposal Six, Proposal Nine, Proposal Ten, Proposal Eleven, and Proposal Twelve (as applicable). The exercise price for the FY26 Option Rights will be the fair market value determined based on the fair market value of the Common Stock or CDIs as of the date of the Annual Meeting.

Director	Option Rights to be Granted(1)	Vesting Schedule
John Seaberg	the grant of $250,000 (in grant date value) of Option Rights to acquire shares of Common Stock	Option Rights vest and become exercisable on the earlier of the first anniversary of the date of grant and the date of the first annual meeting of stockholders following the date of grant.
Gregory Moss	the grant of $235,000 (in grant date value) of Option Rights to acquire shares of Common Stock	Option Rights vest and become exercisable on the earlier of the first anniversary of the date of grant and the date of the first annual meeting of stockholders following the date of grant.
David Roberts	the grant of $235,000 (in grant date value) of Option Rights to acquire shares of Common Stock	Option Rights vest and become exercisable on the earlier of the first anniversary of the date of grant and the date of the first annual meeting of stockholders following the date of grant.

Director	Option Rights to be Granted(1)	Vesting Schedule
Stephen Denaro	the grant of $235,000 (in grant date value) of Option Rights to acquire CDIs	Option Rights vest and become exercisable on the earlier of the first anniversary of the date of grant and the date of the first annual meeting of stockholders following the date of grant.
Susan Knight	the grant of $235,000 (in grant date value) of Option Rights to acquire shares of Common Stock	Option Rights vest and become exercisable on the earlier of the first anniversary of the date of grant and the date of the first annual meeting of stockholders following the date of grant.

(1)
The number of Option Rights to be granted will equal the stated grant date value divided by the Black-Scholes value applicable to such Option Rights, determined as of the date of the Annual Meeting. Upon the vesting of an Option Right, the holder will be entitled to be issued the relevant number of shares of Common Stock or CDIs, as applicable, upon and subject to the payment of the exercise price.

If Proposal Six is passed by stockholders, the grant of $250,000 (in grant date value) of Option Rights will be granted to Mr. Seaberg under and subject to the terms of the relevant FY26 Option Agreement and otherwise on the terms of the Equity Plan. If Proposal Six is not passed by stockholders, the grant of Option Rights with a total target grant value of $250,000 will not be granted to Mr. Seaberg.
If Proposal Nine is passed by stockholders, the grant of $235,000 (in grant date value) of Option Rights will be granted to Mr. Moss under and subject to the terms of the relevant FY26 Option Agreement and otherwise on the terms of the Equity Plan. If Proposal Nine is not passed by stockholders, the grant of Option Rights with a total target grant value of $235,000 will not be granted to Mr. Moss.
If Proposal Ten is passed by stockholders, the grant of $235,000 (in grant date value) of Option Rights will be granted to Mr. Roberts under and subject to the terms of the relevant FY26 Option Agreement and otherwise on the terms of the Equity Plan. If Proposal Ten is not passed by stockholders, the grant of Option Rights with a total target grant value of $235,000 will not be granted to Mr. Roberts.
If Proposal Eleven is passed by stockholders, the grant of $235,000 (in grant date value) of Option Rights will be granted to Mr. Denaro under and subject to the terms of the relevant FY26 Option Agreement and otherwise on the terms of the Equity Plan. If Proposal Eleven is not passed by stockholders, the grant of Option Rights with a total target grant value of $235,000 will not be granted to Mr. Denaro.
If Proposal Twelve is passed by stockholders, the grant of $235,000 (in grant date value) of Option Rights will be granted to Ms. Knight under and subject to the terms of the relevant FY26 Option Agreement and otherwise on the terms of the Equity Plan. If Proposal Twelve is not passed by stockholders, the grant of Option Rights with a total target grant value of $235,000 will not be granted to Ms. Knight.
ASX Listing Rules 10.14 and 7.2, Exception 14
ASX Listing Rule 10.14 provides that a listed entity must not permit any of the following persons to acquire equity securities (including, but not limited to, director share units, options, restricted share units and performance share units) under an employee incentive scheme:
•	a director of the Company;
•	an associate of a director of the Company; or
•	a person whose relationship with the Company or a person referred to in ASX Listing Rules 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders, unless it obtains the approval of its stockholders.
The proposed issuance of the FY26 Option Rights to Mr. Seaberg, Mr. Moss, Mr. Roberts, Mr. Denaro and Ms. Knight under Proposals Six, Nine, Ten, Eleven and Twelve, respectively, each falls within ASX Listing Rule 10.14.1, as each such person is a director of the Company and none of them fall within any of the exceptions in ASX Listing Rule 10.16. The grant of the FY26 Option Rights to each of Mr. Seaberg, Mr. Moss, Mr. Roberts, Mr. Denaro and Ms. Knight therefore requires the approval of stockholders under ASX Listing Rule 10.14.
In addition, ASX Listing Rule 7.2, Exception 14 provides that stockholder approval is not required under ASX Listing Rule 7.1 for the issuance of equity securities that have received stockholder approval under ASX Listing

Rule 10.14, and any such equity securities are not included for the purposes of calculating the Company’s 15% placement capacity under ASX Listing Rule 7.1. Therefore, if Proposals Six, Nine, Ten, Eleven and Twelve are passed by stockholders, the grant of the FY26 Option Rights, and any subsequent issuance, transfer or allocation of Common Stock or CDIs in respect of those FY26 Option Rights, will not be included in the calculation of the Company’s 15% placement capacity under ASX Listing Rule 7.1.
Notwithstanding the above, while the waiver from ASX Listing Rule 7.1 granted by the ASX to the Company remains in effect, the grant of the Option Rights to each of Mr. Seaberg, Mr. Moss, Mr. Roberts, Mr. Denaro and Ms. Knight and any subsequent issue, transfer or allocation of Common Stock or CDIs in respect of those Option Rights will not impact the Company’s placement capacity under ASX Listing Rule 7.1.
An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Equity Plan from those disclosed at the time the approval was obtained.
Material Terms of the FY26 Option Agreements
In addition to the value, exercise price, vesting schedules and other terms of the FY26 Option Rights noted in Table 1 above, the following is a summary of other material terms of the FY26 Option Agreements under which, subject to Proposals Six, Nine, Ten, Eleven and Twelve being passed by stockholders, the FY26 Option Rights will be granted:
•
Grant/Exercise Price: There is no consideration payable for the grant of the FY26 Option Rights, although there is an exercise price payable by the holder in order to be issued the underlying shares of Common Stock or CDIs.

•	Vesting Conditions: Each director remains in continuous service through each vesting date.
•	Cessation as a Director: Each director’s unvested FY26 Option Rights will be forfeited on the date that his/her continuous service as a director terminates.
•
Exercisability and Term: Any vested Option Rights will remain exercisable until the earlier of (a) 90 days following the director’s termination of continuous service (or one year post-termination in the event of death or permanent disability) and (b) the 10th anniversary of the date of grant.

•
Adjustment of Shares of Common Stock: The Company will make or provide for such adjustments in the number of and kind of shares of Common Stock or CDIs, as applicable, covered by the outstanding FY26 Option Rights and in other terms, as we determine is equitably required in the event of certain adjustments to our Common Stock or certain corporate transactions.

•	Change in Control: In the event of a change in control of the Company, each director’s FY26 Option Rights will vest in full.
Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the FY26 Option Agreements based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on Proposals Six, Nine, Ten, Eleven and Twelve and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.
Option Rights will not have U.S. tax consequences for the Company or the recipient at the time of grant. Income will be realized at the time of exercise. At that time, the recipient will realize ordinary income equal to the excess of the fair market value of the shares of Common Stock issued to them over the applicable exercise price. Upon the sale of shares of Common Stock received in settlement of the FY26 Option Rights upon exercise, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).
To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information Required under ASX Listing Rule 10.15
For the purposes of ASX Listing Rule 10.15, the following information is provided for Proposals Six, Nine, Ten, Eleven and Twelve:
•
(ASX Listing Rule 10.15.1): The FY26 Option Rights are proposed to be granted to the Company’s non-employee directors, namely Mr. John Seaberg, Mr. Gregory Moss, Mr. David Roberts, Mr. Stephen Denaro and Ms. Susan Knight.

•
(ASX Listing Rule 10.15.2): Each of Mr. John Seaberg, Mr. Gregory Moss, Mr. David Roberts, Mr. Stephen Denaro and Ms. Susan Knight is a director of the Company, and therefore falls into the category under ASX Listing Rule 10.14.1.

•
(ASX Listing Rule 10.15.3): It is proposed that Mr. Seaberg will be granted $250,000 (in grant date value) of Option Rights to acquire shares of Common Stock, Mr. Moss will be granted $235,000 (in grant date value) of Option Rights to acquire shares of Common Stock, Mr. Roberts will be granted $235,000 (in grant date value) of Option Rights to acquire shares of Common Stock, Mr. Denaro will be granted $235,000 (in grant date value) of Option Rights to acquire CDIs, and Ms. Knight will be granted $235,000 (in grant date value) of Option Rights to acquire shares of Common Stock, with each vested FY26 Option Right entitling the holder to be issued one fully paid share of Common Stock or a CDI, as applicable, in exchange for payment of the exercise price.

•
(ASX Listing Rule 10.15.4): The details of each director’s current total remuneration package (in U.S. dollars) are set out in the “2026 Director Compensation Package” section on page 48 of this Proxy Statement.

•
(ASX Listing Rule 10.15.5): 139,386 equity securities have previously been issued to Mr. Seaberg under the Equity Plan. 66,563 equity securities have previously been issued to Mr. Moss under the Equity Plan. 66,563 equity securities have previously been issued to Mr. Roberts under the Equity Plan. 41,666 equity securities have previously been issued to Mr. Denaro under the Equity Plan. No consideration was paid by Mr. Seaberg, Mr. Moss, Mr. Roberts or Mr. Denaro for the issue of these awards. No securities have previously been issued to Ms. Knight under the Equity Plan.

•
(ASX Listing Rule 10.15.6): The securities proposed to be granted under Proposals Six, Nine, Ten, Eleven and Twelve are the FY26 Option Rights. The material terms of the FY26 Option Rights are set out above in Table 1 and under the heading “Material Terms of the FY26 Option Agreements.”

The proposed grant of the FY26 Option Rights to each of the directors of the Company are intended to recognize the past and anticipated future contributions to the development, governance and performance of the Company by each of the directors and to align the interests of each of the directors with those of stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.
The Company considers that the fair value of the FY26 Option Rights proposed to be granted to the directors are as follows:
○	FY26 Option Rights to be granted to Mr. Seaberg (as Non-Executive Board Chair) – $250,000;
○	FY26 Option Rights to be granted to Mr. Denaro – $235,000;
○	FY26 Option Rights to be granted to Mr. Moss – $235,000;
○	FY26 Option Rights to be granted to Mr. Roberts – $235,000;
○	FY26 Option Rights to be granted to Ms. Knight – $235,000.
•
(ASX Listing Rule 10.15.7): If approved under Proposals Six, Nine, Ten, Eleven and Twelve (as applicable), the Company intends to issue the FY26 Option Rights to the directors as soon as practicable following the Annual Meeting, but in any event no later than three years after the Annual Meeting.

•
(ASX Listing Rule 10.15.8): The Company will receive no form of consideration for the grant of the FY26 Option Rights (or for the Common Stock or CDIs, as applicable, to be issued upon the exercise of the FY26 Option Rights), other than the payment of the exercise price in the event the FY26 Option Rights are exercised and the continued provision of director services by the directors. Consequently, there is no issue price for the FY26 Option Rights.

•
(ASX Listing Rule 10.15.9): The FY26 Option Rights are proposed to be issued pursuant to the Company’s Equity Plan. A summary of the material terms of the Equity Plan is set out in the “Equity Compensation Plans” section on page 40 of this Proxy Statement.

•	(ASX Listing Rule 10.15.10): No loan will be provided by the Company to the directors in relation to the grants of the FY26 Option Rights.
•
(ASX Listing Rule 10.15.11): Details of any securities issued under the Equity Plan will be published in the Company’s annual report relating to the period in which they were issued, along with a statement that approval for the issuance was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issuance of securities under the Equity Plan after Proposals Six, Nine, Ten, Eleven and Twelve are approved and who are not named in this Proxy Statement will not participate until approval is obtained under that rule.
•	(ASX Listing Rule 10.15.12): A voting exclusion statement applies to Proposals Six, Nine, Ten, Eleven and Twelve as set out on page 21 of this Proxy Statement.
New Plan Benefits
FY26 Option Rights Grants to Non-Employee Directors

Name and Position	Dollar Value ($)(1)
Wayne Paterson Vice Chairman and Chief Executive Officer	—
David St Denis President	—
Matthew McDonnell Head of Australia	—
Executive officers, as a group	—
Non-employee directors, as a group	$1,190,000
All employees (other than executive officers), as a group	—

(1)
This column reflects the estimated aggregate grant date fair value of the FY26 Option Rights. The actual number of FY 2026 Option Rights to be granted will be determined by dividing the target grant date value of each FY26 Option Right by the applicable Black-Scholes value, determined at the time of grant.

Recommendations of Our Board of Directors
PROPOSAL SIX: OUR BOARD OF DIRECTORS (OTHER THAN JOHN SEABERG, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL SIX) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL SIX, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $250,000 (IN GRANT DATE VALUE) OF OPTION RIGHTS TO ACQUIRE SHARES OF COMMON STOCK TO JOHN SEABERG UNDER THE NON-EMPLOYEE DIRECTOR COMPENSATION POLICY FOR THE 2026 FISCAL YEAR, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL NINE: OUR BOARD OF DIRECTORS (OTHER THAN GREGORY MOSS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL NINE) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NINE, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $235,000 (IN

GRANT DATE VALUE) OF OPTION RIGHTS TO ACQUIRE SHARES OF COMMON STOCK TO GREGORY MOSS UNDER THE NON-EMPLOYEE DIRECTOR COMPENSATION POLICY FOR THE 2026 FISCAL YEAR, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL TEN: OUR BOARD OF DIRECTORS (OTHER THAN DAVID ROBERTS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL TEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL TEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $235,000 (IN GRANT DATE VALUE) OF OPTION RIGHTS TO ACQUIRE SHARES OF COMMON STOCK TO DAVID ROBERTS UNDER THE NON-EMPLOYEE DIRECTOR COMPENSATION POLICY FOR THE 2026 FISCAL YEAR, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL ELEVEN: OUR BOARD OF DIRECTORS (OTHER THAN STEPHEN DENARO, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL ELEVEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL ELEVEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $235,000 (IN GRANT DATE VALUE) OF OPTION RIGHTS TO ACQUIRE CDIS TO STEPHEN DENARO UNDER THE NON-EMPLOYEE DIRECTOR COMPENSATION POLICY FOR THE 2026 FISCAL YEAR, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL TWELVE: OUR BOARD OF DIRECTORS (OTHER THAN SUSAN KNIGHT, WHO ABSTAINS GIVEN HER PERSONAL INTEREST IN PROPOSAL TWELVE) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL TWELVE, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $235,000 (IN GRANT DATE VALUE) OF OPTION RIGHTS TO ACQUIRE SHARES OF COMMON STOCK TO SUSAN KNIGHT UNDER THE NON-EMPLOYEE DIRECTOR COMPENSATION POLICY FOR THE 2026 FISCAL YEAR, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSALS SEVEN AND EIGHT –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF OPTION RIGHTS TO EXECUTIVE DIRECTORS
Background
Proposals Seven and Eight (inclusive) seek the approval of stockholders under ASX Listing Rule 10.14 for the grant of Option Rights to the Company’s Chief Executive Officer, Wayne Paterson, and the Company’s President, David St Denis, each being the Company’s executive directors, in respect of the Company’s 2026 fiscal year, as detailed in Table 2 below (the “FY26 Executive Option Rights”) on the terms and conditions of option agreements entered into between each relevant executive director and the Company in connection with the proposed grant of the FY26 Executive Option Rights (the “FY26 Executive Option Agreements”), the material terms of which are summarized below under the heading “Material Terms of the FY26 Executive Option Agreements.” An Option Right is an unsecured contractual entitlement for the holder to purchase a share of Common Stock for each Option Right at a certain price, being the exercise price of the Option Right, on a future date (after the vesting of the entitlement). Each vested Option Right will entitle the holder to be issued one fully paid share of Common Stock upon payment of the exercise price.
The FY26 Executive Option Rights are otherwise proposed to be granted on the terms of the Equity Plan. The following summary does not purport to be a complete description of the provisions of the FY26 Executive Option Rights, and it is qualified in its entirety by reference to the complete text of the FY26 Executive Option Agreements, as set forth in Appendix F and Appendix G, respectively.
Our Board agreed to grant the applicable FY26 Executive Option Rights to Mr. St Denis and Mr. Paterson subject to receipt of the stockholder approval sought under Proposal Seven and Proposal Eight, respectively. Our Compensation Committee and Board have agreed to align our equity granting cycle with the prevailing practices of our peers and issue annual equity awards on a prospective basis. As such, these FY26 Executive Option Rights are granted in anticipation of service and contributions in 2026 through the four-year vesting period. Due to this change, for this year only, we are seeking stockholder approval of two annual equity awards for the Company’s executive directors: one for 2025 based on our prior cadence and one for 2026 based on our new practice.
Table 2: FY26 Executive Option Rights proposed to be granted to Mr. Paterson and Mr. St Denis:
Set out below is a summary of the FY26 Executive Option Rights proposed to be granted to Mr. St Denis and Mr. Paterson if stockholders approve Proposal Seven and Proposal Eight (as applicable).

Director	Option Rights to be Granted	Exercise Price	Vesting Schedule
Wayne Paterson	1,200,000 Option Rights to acquire shares of Common Stock	$8.35
One-fourth of the Option Rights shall vest and become exercisable on each of the first four anniversaries of the date of grant, being September 13, 2026 (each, a “Vesting Date”), subject to Mr. Paterson remaining in the continuous employment of the Company on each such Vesting Date.

David St Denis	414,000 Option Rights to acquire shares of Common Stock	$8.35
One-fourth of the Option Rights shall vest and become exercisable on each of the first four anniversaries of the date of grant, being September 13, 2026 (each, a “Vesting Date”), subject to Mr. St Denis remaining in the continuous employment of the Company on each such Vesting Date.

If Proposal Seven is passed by stockholders, the applicable FY26 Executive Option Rights will be granted to Mr. St Denis under and subject to the terms of the relevant FY26 Executive Option Agreement and otherwise on the terms of the Equity Plan. If Proposal Seven is not passed by stockholders, the applicable FY26 Executive Option Rights will not be granted to Mr. St Denis.

If Proposal Eight is passed by stockholders, the applicable FY26 Executive Option Rights will be granted to Mr. Paterson under and subject to the terms of the relevant FY26 Executive Option Agreement and otherwise on the terms of the Equity Plan. If Proposal Eight is not passed by stockholders, the applicable FY26 Executive Option Rights will not be granted to Mr. Paterson.
ASX Listing Rules 10.14 and 7.2, Exception 14
ASX Listing Rule 10.14 provides that a listed entity must not permit any of the following persons to acquire equity securities (including, but not limited to, director share units, options, restricted share units and performance share units) under an employee incentive scheme:
•	a director of the Company;
•	an associate of a director of the Company; or
•	a person whose relationship with the Company or a person referred to in ASX Listing Rules 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders, unless it obtains the approval of its stockholders.
The proposed issuance of the FY26 Executive Option Rights to Mr. St Denis and Mr. Paterson under Proposals Seven and Eight, respectively, each falls within ASX Listing Rule 10.14.1, as each of Mr. Paterson and Mr. St Denis is a director of the Company, and they do not fall within any of the exceptions in ASX Listing Rule 10.16. The grant of the FY26 Executive Option Rights to each of Mr. Paterson and Mr. St Denis therefore require the approval of stockholders under ASX Listing Rule 10.14.
In addition, ASX Listing Rule 7.2, Exception 14 provides that stockholder approval is not required under ASX Listing Rule 7.1 for the issuance of equity securities that have received stockholder approval under ASX Listing Rule 10.14, and any such equity securities are not included for the purposes of calculating the Company’s 15% placement capacity under ASX Listing Rule 7.1. Therefore, if Proposals Seven and Eight are passed by stockholders, the grant of the FY26 Executive Option Rights to Mr. St Denis and Mr. Paterson, and any subsequent issuance, transfer or allocation of Common Stock in respect of those FY26 Executive Option Rights, will not be included in the calculation of the Company’s 15% placement capacity under ASX Listing Rule 7.1.
Notwithstanding the above, while the waiver from ASX Listing Rule 7.1 granted by the ASX to the Company remains in effect, the grant of the Option Rights to each of Mr. St Denis and Mr. Paterson and any subsequent issue, transfer or allocation of Common Stock in respect of those Option Rights will not impact the Company’s placement capacity under ASX Listing Rule 7.1.
An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Equity Plan from those disclosed at the time the approval was obtained.
Material Terms of the FY26 Executive Option Agreements
In addition to the number, exercise price, vesting conditions, vesting schedules and other terms of the FY26 Executive Option Rights noted in Table 2 above, the following is a summary of other material terms of the FY26 Executive Option Agreements under which, subject to Proposals Seven and Eight being passed by stockholders, the FY26 Executive Option Rights will be granted to Mr. St Denis and Mr. Paterson:
•
Grant/Exercise Price: There is no consideration payable for the grant of the FY26 Executive Option Rights, although there is an exercise price payable by the holder in order to be issued the underlying shares of Common Stock.

•	Vesting Conditions: Each of Mr. Paterson and Mr. St Denis remains in continuous service through each vesting date.
•
Termination: If Mr. Paterson’s or Mr. St Denis’ employment terminates due to such individual’s death or permanent disability, such individual’s FY26 Executive Option Rights immediately vest in full. With respect to Mr. Paterson only, if Mr. Paterson’s employment terminates without “cause” or for “good reason,” a pro rata portion of his FY26 Executive Option Rights will vest, based on the time elapsed in the full vesting period. Upon any other type of termination, the unvested FY26 Executive Option Rights held by Mr. Paterson and Mr. St Denis will be forfeited.

•
Exercisability and Term: Any vested Option Rights will remain exercisable until the earlier of (a) 90 days following Mr. Paterson’s or Mr. St Denis’ termination of employment (or one year post-termination in the event of death or permanent disability) and (b) the 10th anniversary of the date of grant; provided, however, that if Mr. Paterson’s or Mr. St Denis’ employment is terminated for cause, vested Option Rights will terminate as of the date of such termination and may not be exercised thereafter.

•
Adjustment of Shares of Common Stock: The Company will make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the outstanding FY26 Executive Option Rights and in other terms, as we determine is equitably required in the event of certain adjustments to our Common Stock or certain corporate transactions.

•
Change in Control: In the event of a change in control of the Company, Mr. Paterson’s and Mr. St Denis’ FY26 Executive Option Rights will vest in full unless a replacement award is provided that meets certain requirements described in the relevant FY26 Executive Option Agreement.

Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the FY26 Executive Option Agreements based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on Proposals Seven and Eight and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.
Option Rights will not have U.S. tax consequences for the Company or the recipient at the time of grant. Income will be realized at the time of exercise. At that time, the recipient will realize ordinary income equal to the excess of the fair market value of the shares of Common Stock issued to them over the applicable exercise price. Upon the sale of shares of Common Stock received in settlement of the FY26 Executive Option Rights upon exercise, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).
To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Information Required under ASX Listing Rule 10.15
For the purposes of ASX Listing Rule 10.15, the following information is provided for Proposal Seven and Proposal Eight:
•	(ASX Listing Rule 10.15.1): The FY26 Executive Option Rights are proposed to be granted to the Company’s Chief Executive Officer, Mr. Wayne Paterson, and the Company’s President, Mr. David St Denis.
•	(ASX Listing Rule 10.15.2): Each of Mr. Paterson and Mr. St Denis is an executive director of the Company, and therefore falls into the category under ASX Listing Rule 10.14.1.
•
(ASX Listing Rule 10.15.3): It is proposed that Mr. Paterson will be granted 1,200,000 FY26 Executive Option Rights to acquire shares of Common Stock and Mr St Denis will be granted 414,000 FY26 Executive Option Rights to acquire shares of Common Stock, with each vested FY26 Executive Option Right entitling the holder to be issued one fully paid share of Common Stock in exchange for payment of the exercise price.

•
(ASX Listing Rule 10.15.4): The details of each of Mr. Paterson’s and Mr. St Denis’ current total remuneration package (in US dollars), is set out in the “Executive Compensation” and “2026 Director Compensation Package” sections of this Proxy Statement.

•
(ASX Listing Rule 10.15.5): 1,000,000 equity securities have previously been issued to Mr. Paterson under the Equity Plan. Of the 1,000,000 equity securities granted to Mr. Paterson (in the form of RSUs), 333,333 of the RSUs were converted into 170,120 shares of Common Stock (with 163,213 RSUs withheld to satisfy withholding tax obligations). 500,000 equity securities have previously been issued to Mr. St Denis under the Equity Plan. Of the 500,000 equity securities granted to Mr. St Denis (in the form of RSUs), 166,666 of the RSUs were converted into 101,082 shares of Common Stock (with 65,584 RSUs withheld to satisfy withholding tax obligations). No consideration was paid by Mr. Paterson or Mr. St Denis for the issue of these awards.

•
(ASX Listing Rule 10.15.6): The securities proposed to be granted under Proposal Seven and Proposal Eight are the FY26 Executive Option Rights. The material terms of the FY26 Executive Option Rights are set out above in Table 2 and under the heading “Material Terms of the FY26 Executive Option Agreements.”

The proposed grant of the FY26 Executive Option Rights to Mr. Paterson and Mr. St Denis are intended to recognize the contributions to the Company by each of Mr. Paterson and Mr. St Denis and to align the interests of each of Mr. Paterson and Mr. St Denis with those of the Company’s stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.
The Company considers that the fair value of the FY26 Executive Option Rights proposed to be granted are as follows:
○	FY26 Executive Option Rights to be granted to Mr. Paterson – $6,747,655; and
○	FY26 Executive Option Rights to be granted to Mr. St Denis – $2,327,941.
These valuations are based on the applicable Black-Scholes value ($5.623) as of the date of each contingent grant (September 13, 2026). Actual valuations for accounting purposes may differ based on the applicable Black-Scholes value on the date the grants are approved by stockholders.
•
(ASX Listing Rule 10.15.7): If approved under Proposal Seven and Proposal Eight (as applicable), the Company intends to issue the FY26 Executive Option Rights to Mr. St Denis and Mr. Paterson as soon as practicable following the Annual Meeting, but in any event no later than three years after the Annual Meeting.

•
(ASX Listing Rule 10.15.8): The Company will receive no form of consideration for the grant of the FY26 Executive Option Rights (or for the Common Stock to be issued upon the vesting of the FY26 Executive Option Rights), other than the payment of the exercise price in the event the FY26 Executive Option Rights are exercised and the continued provision of employment or director services and the satisfaction of the applicable vesting conditions by Mr. Paterson and Mr. St Denis. Consequently, there is no issue price for the FY26 Executive Option Rights.

•
(ASX Listing Rule 10.15.9): The FY26 Executive Option Rights are proposed to be issued pursuant to the Company’s Equity Plan. A summary of the material terms of the Equity Plan is set out in the “Equity Compensation Plans” section on page 40 of this Proxy Statement.

•	(ASX Listing Rule 10.15.10): No loan will be provided by the Company to Mr. Paterson or Mr. St Denis in relation to the grants of the FY26 Executive Option Rights.
•
(ASX Listing Rule 10.15.11): Details of any securities issued under the Equity Plan will be published in the Company’s annual report relating to the period in which they were issued, along with a statement that approval for the issuance was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issuance of securities under the Equity Plan after Proposal Seven and Proposal Eight are approved and who are not named in this Proxy Statement will not participate until approval is obtained under that rule.
•	(ASX Listing Rule 10.15.12): A voting exclusion statement applies to Proposal Seven and Proposal Eight as set out on page 21 of this Proxy Statement.

New Plan Benefits
FY26 Executive Option Rights Grants to Executive Directors

Name and Position	Number of Option Rights
Wayne Paterson Vice Chairman and Chief Executive Officer	1,200,000
David St Denis President	414,000
Matthew McDonnell Head of Australia	—
Executive officers, as a group	1,614,000
Non-employee directors, as a group	—
All employees (other than executive officers), as a group	—

Recommendations of Our Board of Directors
PROPOSAL SEVEN: OUR BOARD OF DIRECTORS (OTHER THAN DAVID ST DENIS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL SEVEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL SEVEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF 414,000 OPTION RIGHTS TO ACQUIRE SHARES OF COMMON STOCK TO DAVID ST DENIS FOR 2026, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL EIGHT: OUR BOARD OF DIRECTORS (OTHER THAN WAYNE PATERSON, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL EIGHT) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL EIGHT, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF 1,200,000 OPTION RIGHTS TO ACQUIRE SHARES OF COMMON STOCK TO WAYNE PATERSON FOR 2026, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSALS THIRTEEN, FOURTEEN AND FIFTEEN –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, THE GRANT OF OPTION RIGHTS TO CERTAIN NON-EMPLOYEE DIRECTORS
Background
Proposals Thirteen, Fourteen and Fifteen (inclusive) seek the approval of stockholders under ASX Listing Rule 10.14 for the grant of Option Rights to David Roberts, Gregory Moss and Susan Knight, each being a non-employee director of the Company, in each case representing an additional equity award related to their appointment to the Board to align their initial compensation with the go-forward entitlements of non-employee directors of the Company under the Company’s Non-Employee Director Compensation Policy (which policy provides on a go-forward basis for initial equity grants with a target value of $470,000), resulting in additional grants for each such director with a value (as at the relevant grant date) of $220,000, as detailed in Table 3 below (the “Additional Option Rights”) on the terms and conditions of option agreements entered into between each relevant director and the Company in connection with the proposed grant of the Additional Option Rights (the “Additional Option Agreements”), the material terms of which are summarized below under the heading “Material Terms of the Additional Option Agreements.” An Option Right is an unsecured contractual entitlement for the holder to purchase a share of Common Stock for each Option Right at a certain price, being the exercise price of the Option Right, on a future date (after the vesting of the entitlement). Each vested Option Right will entitle the holder to be issued one fully paid share of Common Stock upon payment of the exercise price.
The Additional Option Rights are otherwise proposed to be granted on the terms of the Equity Plan. The following summary does not purport to be a complete description of the provisions of the Additional Option Rights, and it is qualified in its entirety by reference to the complete text of the Additional Option Agreements, as set forth in Appendix H.
On September 12, 2026, the Board amended the Company’s Non-Employee Director Compensation Policy to provide for, amongst other things, new non-employee directors of the Company to be entitled to the granting of Option Rights having aggregate fair value on the director’s start date equal to $470,000, subject to stockholder approval. Each of Mr. Roberts, Mr. Moss and Ms. Knight have each previously been granted RSUs with a grant value of $250,000 in connection with their election or appointment to the Board. The value of the Additional Option Rights proposed to be granted to each of Mr. Roberts, Mr. Moss and Ms. Knight, being $220,000 (in grant date value), is intended to bridge the gap between each non-employee director’s initial equity award value and the equivalent entitlement under the amended Non-Employee Director Compensation Policy.
The Additional Option Rights proposed to be granted to Mr. Moss, Mr. Roberts and Ms. Knight will represent rights to purchase shares of Common Stock.
Table 3: Additional Option Rights proposed to be granted to each director:
Set out below is a summary of the Additional Option Rights proposed to be granted to Mr. Roberts, Mr. Moss and Ms. Knight if stockholders approve Proposal Thirteen, Proposal Fourteen and Proposal Fifteen (as applicable). The exercise price for each Additional Option Right will be the fair market value of a share of Common Stock as of the date of the Annual Meeting.

Director	Option Rights to be Granted(1)	Vesting Schedule
Gregory Moss	the grant of $220,000 (in grant date value) of Option Rights to acquire shares of Common Stock	One-half of the Option Rights will vest and become exercisable on each of June 7, 2027 and June 7, 2028.
David Roberts	the grant of $220,000 (in grant date value) of Option Rights to acquire shares of Common Stock	One-half of the Option Rights will vest and become exercisable on each of June 7, 2027 and June 7, 2028.
Susan Knight	the grant of $220,000 (in grant date value) of Option Rights to acquire shares of Common Stock	One-third of the Option Rights shall vest and become exercisable on each of May 6, 2027, May 6, 2028, and May 6, 2029.

(1)
The number of Option Rights to be granted will equal the stated grant date value divided by the Black-Scholes value applicable to such Option Rights on the date of the Annual Meeting. Upon the vesting of an Option Right, the holder will be entitled to be issued the relevant number of shares of Common Stock upon and subject to payment of the exercise price.

If Proposal Thirteen is passed by stockholders, the grant of $220,000 (in grant date value) of Option Rights will be granted to Mr. Roberts under and subject to the terms of the relevant Additional Option Agreement and otherwise on the terms of the Equity Plan. If Proposal Thirteen is not passed by stockholders, the grant of Option Rights with a total target grant value of $220,000 will not be granted to Mr. Roberts.
If Proposal Fourteen is passed by stockholders, the grant of $220,000 (in grant date value) of Option Rights will be granted to Mr. Moss under and subject to the terms of the relevant Additional Option Agreement and otherwise on the terms of the Equity Plan. If Proposal Fourteen is not passed by stockholders, the grant of Option Rights with a total target grant value of $220,000 will not be granted to Mr. Moss.
If Proposal Fifteen is passed by stockholders, the grant of $220,000 (in grant date value) of Option Rights will be granted to Ms. Knight under and subject to the terms of the relevant Additional Option Agreement and otherwise on the terms of the Equity Plan. If Proposal Fifteen is not passed by stockholders, the grant of Option Rights with a total target grant value of $220,000 will not be granted to Ms. Knight.
ASX Listing Rules 10.14 and 7.2, Exception 14
ASX Listing Rule 10.14 provides that a listed entity must not permit any of the following persons to acquire equity securities (including, but not limited to, director share units, options, restricted share units and performance share units) under an employee incentive scheme:
•	a director of the Company;
•	an associate of a director of the Company; or
•	a person whose relationship with the Company or a person referred to in ASX Listing Rules 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders, unless it obtains the approval of its stockholders.
The proposed issuance of the Additional Option Rights to Mr. Roberts, Mr. Moss and Ms. Knight under Proposals Thirteen, Fourteen and Fifteen, respectively, each falls within ASX Listing Rule 10.14.1, as each such person is a director of the Company and none of them fall within any of the exceptions in ASX Listing Rule 10.16. The grant of the Additional Option Rights to each of Mr. Moss, Mr. Roberts and Ms. Knight therefore requires the approval of stockholders under ASX Listing Rule 10.14.
In addition, ASX Listing Rule 7.2, Exception 14 provides that stockholder approval is not required under ASX Listing Rule 7.1 for the issuance of equity securities that have received stockholder approval under ASX Listing Rule 10.14, and any such equity securities are not included for the purposes of calculating the Company’s 15% placement capacity under ASX Listing Rule 7.1. Therefore, if Proposals Thirteen, Fourteen and Fifteen are passed by stockholders, the grant of the Additional Option Rights, and any subsequent issuance, transfer or allocation of Common Stock in respect of those Additional Option Rights, will not be included in the calculation of the Company’s 15% placement capacity under ASX Listing Rule 7.1.
Notwithstanding the above, while the waiver from ASX Listing Rule 7.1 granted by the ASX to the Company remains in effect, the grant of the Additional Option Rights to each of Mr. Moss, Mr. Roberts and Ms. Knight and any subsequent issue, transfer or allocation of Common Stock in respect of those Additional Option Rights will not impact the Company’s placement capacity under ASX Listing Rule 7.1.
An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Equity Plan from those disclosed at the time the approval was obtained.
Material Terms of the Additional Option Agreements
In addition to the value, exercise price, vesting schedules and other terms of the Additional Option Rights noted in Table 3 above, the following is a summary of other material terms of the Additional Option Agreements under which, subject to Proposals Thirteen, Fourteen and Fifteen being passed by stockholders, the Additional Option Rights will be granted:
•
Grant/Exercise Price: There is no consideration payable for the grant of the Additional Option Rights, although there is an exercise price payable by the holder in order to be issued the underlying shares of Common Stock.

•	Vesting Conditions: Each of Mr. Moss, Mr. Roberts and Ms. Knight remains in continuous service through each vesting date.
•	Cessation as a Director: The Additional Option Rights of Mr. Moss, Mr. Roberts and Ms. Knight will be forfeited on the date that his/her continuous service as a director terminates.
•
Exercisability and Term: Any vested Option Rights will remain exercisable until the earlier of (a) 90 days following the director’s termination of continuous service (or one year post-termination in the event of death or permanent disability) and (b) the 10th anniversary of the date of grant.

•
Adjustment of Shares of Common Stock: The Company will make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the outstanding Additional Option Rights and in other terms, as we determine is equitably required in the event of certain adjustments to our Common Stock or certain corporate transactions.

•	Change in Control: In the event of a change in control of the Company, the Additional Option Rights of each of Mr. Moss, Mr. Roberts and Ms. Knight will vest in full.
Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the Additional Option Agreements based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on Proposals Thirteen, Fourteen and Fifteen and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.
Option Rights will not have U.S. tax consequences for the Company or the recipient at the time of grant. Income will be realized at the time of exercise. At that time, the recipient will realize ordinary income equal to the excess of the fair market value of the shares of Common Stock issued to them over the applicable exercise price. Upon the sale of shares of Common Stock received in settlement of the Additional Option Rights upon exercise, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).
To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Information Required under ASX Listing Rule 10.15
For the purposes of ASX Listing Rule 10.15, the following information is provided for Proposals Thirteen, Fourteen and Fifteen:
•	(ASX Listing Rule 10.15.1): The Additional Option Rights are proposed to be granted to Mr. Moss, Mr. Roberts and Ms. Knight, each being a non-employee director of the Company.
•	(ASX Listing Rule 10.15.2): Each of Mr. Gregory Moss, Mr. David Roberts and Ms. Susan Knight is a director of the Company, and therefore falls into the category under ASX Listing Rule 10.14.1.
•
(ASX Listing Rule 10.15.3): It is proposed that each of Mr. Moss, Mr. Roberts and Ms. Knight will be granted $220,000 (in grant date value) of Additional Option Rights to acquire shares of Common Stock, with each vested Additional Option Right entitling the holder to be issued one fully paid share of Common Stock, in exchange for payment of the exercise price.

•
(ASX Listing Rule 10.15.4): The details of the current total remuneration package (in U.S. dollars) of each of Mr. Moss, Mr. Roberts and Ms. Knight are set out in the “2026 Director Compensation Package” section on page 48 of this Proxy Statement.

•
(ASX Listing Rule 10.15.5): 66,563 equity securities have previously been issued to Mr. Moss under the Equity Plan. 66,563 equity securities have previously been issued to Mr. Roberts under the Equity Plan. No consideration was paid by Mr. Moss or Mr. Roberts. No securities have previously been issued to Ms. Knight under the Equity Plan.

•
(ASX Listing Rule 10.15.6): The securities proposed to be granted under Proposals Thirteen, Fourteen and Fifteen are the Additional Option Rights. The material terms of the Additional Option Rights are set out above in Table 3 and under the heading “Material Terms of the Additional Option Agreements.”

The proposed grant of the Additional Option Rights to each of Mr. Moss, Mr. Roberts and Ms. Knight are intended to recognize the past and anticipated future contributions to the development, governance and performance of the Company by each of the directors and to align the interests of each of the directors with those of stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.
The Company considers that the fair value of the Additional Option Rights proposed to be granted to the directors are as follows:
○	Additional Option Rights to be granted to Mr. Moss – $220,000;
○	Additional Option Rights to be granted to Mr. Roberts – $220,000;
○	Additional Option Rights to be granted to Ms. Knight – $220,000.
•
(ASX Listing Rule 10.15.7): If approved under Proposals Thirteen, Fourteen and Fifteen (as applicable), the Company intends to issue the Additional Option Rights to Mr. Roberts, Mr. Moss and Ms. Knight as soon as practicable following the Annual Meeting, but in any event no later than three years after the Annual Meeting.

•
(ASX Listing Rule 10.15.8): The Company will receive no form of consideration for the grant of the Additional Option Rights (or for the Common Stock to be issued upon the exercise of the Additional Option Rights), other than the payment of the exercise price in the event the Additional Option Rights are exercised and the continued provision of director services by Mr. Moss, Mr. Roberts and Ms. Knight. Consequently, there is no issue price for the Additional Option Rights.

•
(ASX Listing Rule 10.15.9): The Additional Option Rights are proposed to be issued pursuant to the Company’s Equity Plan. A summary of the material terms of the Equity Plan is set out in the “Equity Compensation Plans” section on page 40 of this Proxy Statement.

•	(ASX Listing Rule 10.15.10): No loan will be provided by the Company to Mr. Moss, Mr. Roberts or Ms. Knight in relation to the grants of the Additional Option Rights.
•
(ASX Listing Rule 10.15.11): Details of any securities issued under the Equity Plan will be published in the Company’s annual report relating to the period in which they were issued, along with a statement that approval for the issuance was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issuance of securities under the Equity Plan after Proposals Thirteen, Fourteen and Fifteen are approved and who are not named in this Proxy Statement will not participate until approval is obtained under that rule.
•	(ASX Listing Rule 10.15.12): A voting exclusion statement applies to Proposals Thirteen, Fourteen and Fifteen as set out on pages 21 and 22 of this Proxy Statement.

New Plan Benefits
Additional Option Rights Grants to Certain Non-Employee Directors

Name and Position	Dollar Value ($)(1)
Wayne Paterson Vice Chairman and Chief Executive Officer	—
David St Denis President	—
Matthew McDonnell Head of Australia	—
Executive officers, as a group	—
Non-employee directors, as a group	$660,000
All employees (other than executive officers), as a group	—

(1)
This column reflects the estimated aggregate grant date fair value of the Additional Option Rights. The actual number of Additional Option Rights to be granted will be determined by dividing the target grant date value of each Additional Option Right by the applicable Black-Scholes value, determined at the time of grant.

Recommendations of Our Board of Directors
PROPOSAL THIRTEEN: OUR BOARD OF DIRECTORS (OTHER THAN DAVID ROBERTS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL THIRTEEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL THIRTEEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $220,000 (IN GRANT DATE VALUE) OF OPTION RIGHTS TO ACQUIRE SHARES OF COMMON STOCK TO DAVID ROBERTS AS AN ADDITIONAL AWARD RELATED TO HIS APPOINTMENT TO THE BOARD, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL FOURTEEN: OUR BOARD OF DIRECTORS (OTHER THAN GREGORY MOSS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL FOURTEEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL FOURTEEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $220,000 (IN GRANT DATE VALUE) OF OPTION RIGHTS TO ACQUIRE SHARES OF COMMON STOCK TO GREGORY MOSS AS AN ADDITIONAL AWARD RELATED TO HIS APPOINTMENT TO THE BOARD, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL FIFTEEN: OUR BOARD OF DIRECTORS (OTHER THAN SUSAN KNIGHT, WHO ABSTAINS GIVEN HER PERSONAL INTEREST IN PROPOSAL FIFTEEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL FIFTEEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF $220,000 (IN GRANT DATE VALUE) OF OPTION RIGHTS TO ACQUIRE SHARES OF COMMON STOCK TO SUSAN KNIGHT AS AN ADDITIONAL AWARD RELATED TO HER APPOINTMENT TO THE BOARD, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSAL SIXTEEN –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 6.23.4 AND FOR ALL OTHER PURPOSES, AMENDMENTS TO THE TERMS OF RESTRICTED STOCK UNITS PREVIOUSLY GRANTED UNDER THE ANTERIS TECHNOLOGIES GLOBAL CORP. EQUITY INCENTIVE PLAN
Background
Certain non-employee directors of the Company have previously been granted RSUs designed to be settled in shares of Common Stock or CDIs under the Equity Plan (and otherwise on the terms of relevant RSU agreements entered into between the Company and each relevant non-employee director) that remain outstanding as of October 16, 2026 (the “Relevant RSUs”). Each of the Relevant RSUs is a “restricted stock unit,” which represents an unfunded and unsecured contractual entitlement of the holder to be issued or transferred a share of Common Stock or, if applicable, a CDI, for each Relevant RSU on a future date (after the vesting of the entitlement). Each Relevant RSU on vesting will entitle the holder to be issued one fully paid share of Common Stock or, if applicable, one CDI, for no monetary consideration.
The following summary does not purport to be a complete description of the provisions of the amendment to the Relevant RSUs, and it is qualified in its entirety by reference to the complete text of the form of amendment to the Relevant RSUs, as set forth in Appendix I.
The number of Relevant RSUs held by each relevant non-employee director of the Company are set out in the table below:

Relevant RSU Holder	Total Number of Relevant RSUs Held	Vesting Date Schedule
John Seaberg	55,556	50% on December 16, 2026 50% on December 16, 2027
John Seaberg	56,053	December 2, 2026*
Gregory Moss	35,162	50% on June 7, 2027 50% on June 7, 2028
Gregory Moss	13,821	December 2, 2026*
David Roberts	35,162	50% on June 7, 2027 50% on June 7, 2028
David Roberts	13,821	December 2, 2026*

*	The RSUs vest on the earlier of December 3, 2026 and the date of the Annual Meeting, which is scheduled for December 2, 2026.
The terms currently applicable to the Relevant RSUs require that, at settlement, the relevant holder be issued or transferred shares of Common Stock or, if applicable, CDIs.
Proposal Sixteen seeks the approval of stockholders under ASX Listing Rule 6.23.4 to permit the terms of the Relevant RSUs to be amended such that:
(a)
holders of the Relevant RSUs are provided with the ability to elect to receive payout for any Relevant RSUs (in whole or in part) in the form of cash, rather than via the issue or transfer of shares of Common Stock or, if applicable, CDIs;

(b)	to the extent that such an election is made, the cash amount will generally be determined by multiplying the number of Relevant RSUs covered by such election by (as applicable):
(i)
if the Relevant RSUs vest in the normal course in the absence of a Change in Control (as defined in the Equity Plan), the Market Value per Share (as defined in the Equity Plan to generally mean the closing price) on the vesting date for such Relevant RSUs; or

(ii)
if the Relevant RSUs vest as a result of a Change in Control (as defined in the Equity Plan), the fair market value of a share of Common Stock or a CDI, as applicable, as reasonably determined by the Compensation Committee as of the date of such Change in Control.

The proposed amendments to the terms of the Relevant RSUs are intended to provide flexibility and convenience to the holders of the Relevant RSUs, as well as to more efficiently facilitate the settlement of the Relevant RSUs in a manner that enables the holders of the Relevant RSUs to efficiently satisfy their tax liability at settlement of the

Relevant RSUs, which may otherwise require the holders of the Relevant RSUs to seek to sell their securities in the Company on the market or otherwise indirectly disadvantage some holders of the Relevant RSUs.
Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions regarding the Relevant RSUs based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on Proposal Sixteen and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.
The Relevant RSUs do not have U.S. tax consequences for the Company or the recipient at the time of grant. Income will generally be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the amount of cash received or the fair market value of the shares of Common Stock issued to them, as applicable. Upon the sale of any shares of Common Stock received in settlement of the Relevant RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).
To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
ASX Listing Rule 6.23.4
ASX Listing Rule 6.23.4 provides that an entity must obtain stockholder approval to make a change to the terms of options on issue which is not prohibited under ASX Listing Rule 6.23.3. The Relevant RSUs constitute options for the purposes of the ASX Listing Rules.
ASX Listing Rule 6.23.3 provides that a change to an option which has the effect of reducing the exercise price, increasing the period for exercise, or increasing the number of securities received on exercise cannot be made. The proposed amendments to the Relevant RSUs described above would not have the effect of reducing the exercise price, increasing the period for exercise or increasing the number of securities received on exercise (or settlement), of the Relevant RSUs and, therefore, the proposed amendments are not prohibited under ASX Listing Rule 6.23.3. Therefore, Proposal Sixteen is seeking stockholder approval to permit the terms of the Relevant RSUs to be amended as described above.
If Proposal Sixteen is passed by stockholders, the Company will be able to proceed with the proposed amendments to the terms of the Relevant RSUs as described above. If Proposal Sixteen is not passed by stockholders, the Company will not be able to proceed with the proposed amendments to the terms of the Relevant RSUs as described above, and the Board will not be able to allow holders of Relevant RSUs to elect to receive payout for any Relevant RSUs (in whole or in part) in the form of cash (but it would not impact the ability to receive payment for the Relevant RSUs in the form of Common Stock or, if applicable, CDIs).
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS (OTHER THAN JOHN SEABERG, DAVID ROBERTS AND GREGORY MOSS, WHO ABSTAIN GIVEN THEIR PERSONAL INTEREST IN PROPOSAL SIXTEEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL SIXTEEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 6.23.4 AND FOR ALL OTHER PURPOSES, OF AMENDMENTS TO THE TERMS OF THE RELEVANT RSUS PREVIOUSLY GRANTED UNDER THE EQUITY PLAN, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSALS SEVENTEEN AND EIGHTEEN –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER
PURPOSES, THE GRANT OF PERFORMANCE-BASED RESTRICTED STOCK UNITS TO
EXECUTIVE DIRECTORS
Background
Proposals Seventeen and Eighteen (inclusive) seek the approval of stockholders under ASX Listing Rule 10.14 for the grant of PSUs to the Company’s Chief Executive Officer, Wayne Paterson, and the Company’s President, David St Denis, each being the Company’s executive directors, in respect of the Company’s 2026 fiscal year, as detailed in Table 4 below (the “FY26 Executive PSUs”) on the terms and conditions of PSU agreements entered into between each relevant executive director and the Company in connection with the proposed grant of the FY26 Executive PSUs (the “FY26 Executive PSU Agreements”), the material terms of which are summarized below under the heading “Material Terms of the FY26 Executive PSU Agreements.” A FY26 Executive PSU is an unsecured contractual entitlement for the holder to receive a share of Common Stock for each FY26 Executive PSU that vests based on the achievement of certain stock price performance hurdles, during a five year performance period. Each FY26 Executive PSU on vesting will entitle the holder to be issued one fully paid share of Common Stock.
The FY26 Executive PSUs are otherwise proposed to be granted on the terms of the Equity Plan. The following summary does not purport to be a complete description of the provisions of the FY26 Executive PSUs, and it is qualified in its entirety by reference to the complete text of the FY26 Executive PSU Agreements, as set forth in Appendix J.
Our Board agreed to grant the applicable FY26 Executive PSU to Mr. Paterson and Mr. St Denis subject to receipt of the stockholder approval sought under Proposal Seventeen and Proposal Eighteen, respectively. In considering granting these awards, and in determining the appropriate award size and structure, our Compensation Committee and our Board reviewed competitive market data from our peer group of comparable public companies on total equity ownership positions, the total retentive value of outstanding equity awards, and the alignment of the value creation opportunity of those awards with shareholder interests. Our Compensation Committee and our Board believe that these awards result in market-competitive total ownership stakes for our executive directors and are designed to reward great outcomes for our stockholders. The performance goals ascribed to these awards are rigorous, and, if achieved, will allow our executive directors to participate appropriately in the value creation. None of the FY26 Executive PSUs will vest if the stock price hurdles are not achieved.
Table 4: FY26 Executive PSUs proposed to be granted to Mr. Paterson and Mr. St Denis:
Set out below is a summary of the FY26 Executive PSUs proposed to be granted to Mr. Paterson and Mr. St Denis if stockholders approve Proposal Seventeen and Proposal Eighteen (as applicable).

Director	FY26 Executive PSUs to be Granted	Performance Period	Vesting Schedule
Wayne Paterson	800,000 FY26 Executive PSUs	Five years commencing on September 13, 2026	A number of FY26 Executive PSUs shall vest based on the achievement of the stock price hurdles set out below during the Performance Period.
David St Denis	485,000 FY26 Executive PSUs	Five years commencing September 13, 2026	A number of FY26 Executive PSUs shall vest based on the achievement of the stock price hurdles set out below during the Performance Period.

The following sets out the stock price hurdles applicable to the FY26 Executive PSUs (a stock price hurdle will be deemed achieved if the volume-weighted average of the trading price of the Common Stock over any 60 trading-day period (the “VWAP”) beginning on or after the first day of the Performance Period and ending on or prior to the last day of the Performance Period meets or exceeds such stock price hurdle):

Stock Price Hurdle ($)	Percentage of PSUs that Vest (Cumulative)
$20.50	30%
$41.00	60%
$61.50	100%

If Proposal Seventeen is passed by stockholders, the applicable FY26 Executive PSUs will be granted to Mr. Paterson under and subject to the terms of the relevant FY26 Executive PSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Seventeen is not passed by stockholders, the applicable FY26 Executive PSU will not be granted to Mr. Paterson.
If Proposal Eighteen is passed by stockholders, the applicable FY26 Executive PSUs will be granted to Mr. St Denis under and subject to the terms of the relevant FY26 Executive PSU Agreement and otherwise on the terms of the Equity Plan. If Proposal Eighteen is not passed by stockholders, the applicable FY26 Executive PSU will not be granted to Mr. St Denis.
ASX Listing Rules 10.14 and 7.2, Exception 14
ASX Listing Rule 10.14 provides that a listed entity must not permit any of the following persons to acquire equity securities (including, but not limited to, director share units, options, restricted share units and performance share units) under an employee incentive scheme:
•	a director of the Company;
•	an associate of a director of the Company; or
•	a person whose relationship with the Company or a person referred to in ASX Listing Rules 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders, unless it obtains the approval of its stockholders.
The proposed issuance of the FY26 Executive PSUs to Mr. Paterson and Mr. St Denis under Proposals Seventeen and Eighteen, respectively, each falls within ASX Listing Rule 10.14.1, as each of Mr. Paterson and Mr. St Denis is a director of the Company, and they do not fall within any of the exceptions in ASX Listing Rule 10.16. The grant of the FY26 Executive PSUs to each of Mr. Paterson and Mr. St Denis therefore requires the approval of stockholders under ASX Listing Rule 10.14.
In addition, ASX Listing Rule 7.2, Exception 14 provides that stockholder approval is not required under ASX Listing Rule 7.1 for the issuance of equity securities that have received stockholder approval under ASX Listing Rule 10.14, and any such equity securities are not included for the purposes of calculating the Company’s 15% placement capacity under ASX Listing Rule 7.1. Therefore, if Proposals Seventeen and Eighteen are passed by stockholders, the grant of the FY26 Executive PSUs to Mr. Paterson and Mr. St Denis, and any subsequent issuance, transfer or allocation of Common Stock in respect of those FY26 Executive PSUs, will not be included in the calculation of the Company’s 15% placement capacity under ASX Listing Rule 7.1.
Notwithstanding the above, while the waiver from ASX Listing Rule 7.1 granted by the ASX to the Company remains in effect, the grant of the FY26 Executive PSUs to each of Mr. Paterson and Mr. St Denis and any subsequent issue, transfer or allocation of Common Stock in respect of those FY26 Executive PSUs will not impact the Company’s placement capacity under ASX Listing Rule 7.1.
An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Equity Plan from those disclosed at the time the approval was obtained.
Material Terms of the FY26 Executive PSU Agreements
In addition to the number, performance conditions, vesting schedules and other terms of the FY26 Executive PSUs noted in Table 4 above, the following is a summary of other material terms of the FY26 Executive PSU Agreements under which, subject to Proposals Seventeen and Eighteen being passed by stockholders, the FY26 Executive PSUs will be granted to Mr. Paterson and Mr. St Denis:
•	Grant Price: There is no consideration payable for the grant of the FY26 Executive PSUs.
•
Vesting Conditions: Generally, achievement of the applicable stock price hurdles set forth in Table 4 above and the continuous service of each of Mr. Paterson and Mr. St Denis through the attainment of such hurdle, except as set forth below.

•
Termination: If Mr. Paterson’s or Mr. St Denis’ employment terminates due to such individual’s death or permanent disability, any unvested PSUs will vest as follows upon the date of such termination based on the VWAP for the 60-day trading period ending on the date of such termination (or the immediately preceding trading day in the event such termination does not occur on a trading day) (“Termination VWAP”). If the Termination VWAP is less than the lowest stock price hurdle of $20.50, none of the then-unvested PSUs shall vest. If the Termination VWAP is equal to or greater than $20.50 but less than $61.50, the number of PSUs that will vest will be determined based on linear interpolation between the two applicable stock price hurdles (minus any PSUs that previously vested in accordance with the terms of the FY26 Executive PSU Agreement prior to the date of the holder’s termination of employment due to death or permanent disability). If the Termination VWAP is equal to or greater than $61.50, all then-unvested PSUs shall vest in full.
•
Adjustment of Shares of Common Stock: The Company will make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the outstanding FY26 Executive PSUs and in other terms, as we determine is equitably required in the event of certain adjustments to our Common Stock or certain corporate transactions.

•
Change in Control: In the event of a change in control of the Company, any unvested PSUs will vest upon the date of the change in control based on the “Deal Price,” which means the per share consideration or transaction price of the Common Stock that is being received by stockholders in connection with such change in control, without the application of any VWAP, as determined by the Compensation Committee (as constituted immediately prior to the change in control) in its reasonable discretion (or, in the event of a change in control with no transaction price or consideration, the VWAP ending on the last trading day immediately prior to the date of such change in control). If the Deal Price is less than the lowest stock price hurdle of $20.50, none of the then-unvested PSUs shall vest. If the Deal Price is equal to or greater than $20.50 but less than $61.50, the number of PSUs that will vest will be determined based on linear interpolation between the two applicable stock price hurdles (minus any PSUs that previously vested in accordance with the terms of the FY26 Executive PSU Agreement prior to the date of the change in control). If the Deal Price is equal to or greater than $61.50, all then-unvested PSUs shall vest in full.

Certain U.S. Federal Income Tax Consequences
The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the FY26 Executive PSU Agreements based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on Proposals Seventeen and Eighteen and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.
The FY26 Executive PSUs will not have U.S. tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of Common Stock issued to them. Upon the sale of shares of Common Stock received in settlement of the FY26 Executive PSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).
To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Information Required under ASX Listing Rule 10.15
For the purposes of ASX Listing Rule 10.15, the following information is provided for Proposal Seventeen and Proposal Eighteen:
•	(ASX Listing Rule 10.15.1): The FY26 Executive PSUs are proposed to be granted to the Company’s Chief Executive Officer, Mr. Wayne Paterson, and the Company’s President, Mr. David St Denis.
•	(ASX Listing Rule 10.15.2): Each of Mr. Paterson and Mr. St Denis is an executive director of the Company, and therefore falls into the category under ASX Listing Rule 10.14.1.

•
(ASX Listing Rule 10.15.3): It is proposed that Mr. Paterson will be granted 800,000 FY26 Executive PSUs, and Mr. St Denis will be granted 485,000 FY26 Executive PSUs, with each FY26 Executive PSU on vesting entitling the holder to be issued one fully paid share of Common Stock.

•
(ASX Listing Rule 10.15.4): The details of each of Mr. Paterson’s and Mr. St Denis’ current total remuneration package (in US dollars), is set out in the “Executive Compensation” and “2026 Director Compensation Package” sections of this Proxy Statement.

•
(ASX Listing Rule 10.15.5): 1,000,000 equity securities have previously been issued to Mr. Paterson under the Equity Plan. Of the 1,000,000 equity securities granted to Mr. Paterson (in the form of RSUs), 333,333 of the RSUs were converted into 170,120 shares of Common Stock (with 163,213 RSUs withheld to satisfy withholding tax obligations). 500,000 equity securities have previously been issued to Mr. St Denis under the Equity Plan. Of the 500,000 equity securities granted to Mr. St Denis (in the form of RSUs), 166,666 of the RSUs were converted into 101,082 shares of Common Stock (with 65,584 RSUs withheld to satisfy withholding tax obligations). No consideration was paid by Mr. Paterson or Mr. St Denis for the issue of these awards.

•
(ASX Listing Rule 10.15.6): The securities proposed to be granted under Proposal Seventeen and Proposal Eighteen are the FY26 Executive PSUs. The material terms of the FY26 Executive PSUs are set out above in Table 4 and under the heading “Material Terms of the FY26 Executive PSU Agreements.”

The proposed grant of the FY26 Executive PSUs to Mr. Paterson and Mr. St Denis are intended to recognize the contributions to the Company by each of Mr. Paterson and Mr. St Denis and to align the interests of each of Mr. Paterson and Mr. St Denis with those of the Company’s stockholders, by linking rewards to the creation of stockholder value, while also minimizing the cash expenses of the Company.
The Company considers that the fair value of the FY26 Executive PSUs proposed to be granted are as follows:
○	FY26 Executive PSUs to be granted to Mr. Paterson – $3,864,800; and
○	FY26 Executive PSUs to be granted to Mr. St Denis – $2,343,035.
These valuations are based on the Monte Carlo value as of the date of each contingent grant (September 13, 2026), being $6.45 per FY26 Executive PSU for the $20.50 hurdle tranche, $4.72 per FY26 Executive PSU for the $41.00 hurdle tranche and $3.70 per FY26 Executive PSU for the $61.50 hurdle tranche.
•
(ASX Listing Rule 10.15.7): If approved under Proposal Seventeen and Proposal Eighteen (as applicable), the Company intends to issue the FY26 Executive PSUs to Mr. Paterson and Mr. St Denis as soon as practicable following the Annual Meeting, but in any event no later than three years after the Annual Meeting.

•
(ASX Listing Rule 10.15.8): The Company will receive no form of consideration for the grant of the FY26 Executive PSUs (or for the Common Stock to be issued upon the vesting of the FY26 Executive PSUs), other than the continued provision of employment or director services and the satisfaction of the applicable vesting conditions by Mr. Paterson and Mr. St Denis. Consequently, there is no issue price for the FY26 Executive PSUs.

•
(ASX Listing Rule 10.15.9): The FY26 Executive PSUs are proposed to be issued pursuant to the Equity Plan. A summary of the material terms of the Equity Plan is set out in the “Equity Compensation Plans” section on page 40 of this Proxy Statement.

•	(ASX Listing Rule 10.15.10): No loan will be provided by the Company to Mr. Paterson or Mr. St Denis in relation to the grants of the FY26 Executive PSUs.
•
(ASX Listing Rule 10.15.11): Details of any securities issued under the Equity Plan will be published in the Company’s annual report relating to the period in which they were issued, along with a statement that approval for the issuance was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issuance of securities under the Equity Plan after Proposal Seventeen and Proposal Eighteen are approved and who are not named in this Proxy Statement will not participate until approval is obtained under that rule.
•	(ASX Listing Rule 10.15.12): A voting exclusion statement applies to Proposal Seventeen and Proposal Eighteen as set out on page 22 of this Proxy Statement.
New Plan Benefits
FY26 Executive PSU Grants to Executive Directors

Name and Position	Number of FY26 Executive PSU
Wayne Paterson Vice Chairman and Chief Executive Officer	800,000

David St Denis President	485,000
Matthew McDonnell Head of Australia	—
Executive officers, as a group	1,285,000
Non-employee directors, as a group	—
All employees (other than executive officers), as a group	—

Recommendations of Our Board of Directors
PROPOSAL SEVENTEEN: OUR BOARD OF DIRECTORS (OTHER THAN WAYNE PATERSON, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL SEVENTEEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL SEVENTEEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF 800,000 PERFORMANCE-BASED RESTRICTED STOCK UNITS TO WAYNE PATERSON, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL EIGHTEEN: OUR BOARD OF DIRECTORS (OTHER THAN DAVID ST DENIS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL EIGHTEEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL EIGHTEEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE GRANT OF 485,000 PERFORMANCE-BASED RESTRICTED STOCK UNITS TO DAVID ST DENIS, ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.

PROPOSALS NINETEEN, TWENTY, TWENTY-ONE, TWENTY-TWO AND TWENTY-THREE –
TO APPROVE, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER
PURPOSES, THE ISSUANCE OF COMMON STOCK OR CDIS TO NON-EMPLOYEE DIRECTORS IN LIEU OF CASH RETAINER FEES
Background
Proposals Nineteen, Twenty, Twenty-One, Twenty-Two and Twenty-Three (inclusive) seek the approval of stockholders under ASX Listing Rule 10.14 for the issuance of shares of Common Stock or CDIs, as applicable, to each of the Company’s non-employee directors, being Mr. Seaberg, Mr. Denaro, Mr. Moss, Ms. Knight and Mr. Roberts, in lieu of all or a portion of their cash retainer fees under the Company’s Non-Employee Director Compensation Policy (the “Retainer Equity Issuance”), subject to such directors electing to receive equity in lieu of cash (“Retainer Equity Election”).
Retainer Equity Election Process
Under the Non-Employee Director Compensation Policy, each non-employee director may elect to receive all or a portion of their cash retainer fees in the form of shares of Common Stock (or CDIs) in lieu of cash. If no valid election is made, or if the applicable stockholder approval is not obtained, the director will receive their cash retainer in cash in accordance with the Non-Employee Director Compensation Policy.
The current annual cash retainer amounts under the Non-Employee Director Compensation Policy for each non-employee director are set out in the “2026 Director Compensation” section on page 48 of this Proxy Statement.
Proposals Nineteen to Twenty-Three contemplate the approval of the following maximum grant date values of the shares of Common Stock (or CDIs) that may be issued to relevant non-employee director during a three-year period following the Annual Meeting, reflecting the annual cash retainer that may be payable to such non-employee directors during such period:
•	Mr. Seaberg – cumulative amount of $540,000;
•	Mr. Denaro – cumulative amount of $330,000;
•	Mr. Moss – cumulative amount of $330,000;
•	Ms. Knight – cumulative amount of $330,000; and
•	Mr. Roberts – cumulative amount of $330,000.
ASX Listing Rules 10.14 and 7.2, Exception 14
ASX Listing Rule 10.14 provides that a listed entity must not permit any of the following persons to acquire equity securities (including, but not limited to, director share units, options, restricted share units and performance share units) under an employee incentive scheme:
•	a director of the Company;
•	an associate of a director of the Company; or
•	a person whose relationship with the Company or a person referred to in ASX Listing Rules 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders, unless it obtains the approval of its stockholders.
The proposed Retainer Equity Issuance to Mr. Seaberg, Mr. Denaro, Mr. Moss, Ms. Knight and Mr. Roberts under Proposals Nineteen, Twenty, Twenty-One, Twenty-Two and Twenty-Three, respectively, each falls within ASX Listing Rule 10.14.1, as each of Mr. Seaberg, Mr. Denaro, Mr. Moss, Ms. Knight and Mr. Roberts is a director of the Company, and they do not fall within any of the exceptions in ASX Listing Rule 10.16. The proposed issuance of the Retainer Equity Issuance to each of Mr. Seaberg, Mr. Denaro, Mr. Moss, Ms. Knight and Mr. Roberts therefore requires the approval of stockholders under ASX Listing Rule 10.14.
In addition, ASX Listing Rule 7.2, Exception 14 provides that stockholder approval is not required under ASX Listing Rule 7.1 for the issuance of equity securities that have received stockholder approval under ASX Listing Rule 10.14, and any such equity securities are not included for the purposes of calculating the Company’s 15%

placement capacity under ASX Listing Rule 7.1. Therefore, if Proposals Nineteen, Twenty, Twenty-One, Twenty-Two and Twenty-Three are passed by stockholders, the issuance of the Retainer Equity Issuance to Mr. Seaberg, Mr. Denaro, Mr. Moss, Ms. Knight and Mr. Roberts, and any subsequent issuance, transfer or allocation of Common Stock (or CDIs) in respect of those Retainer Equity Issuances, will not be included in the calculation of the Company’s 15% placement capacity under ASX Listing Rule 7.1.
Notwithstanding the above, while the waiver from ASX Listing Rule 7.1 granted by the ASX to the Company on August 7, 2025 remains in effect, the issuance of the Retainer Equity Issuance to each of Mr. Seaberg, Mr. Denaro, Mr. Moss, Ms. Knight and Mr. Roberts and any subsequent issue, transfer or allocation of Common Stock (or CDIs) in respect of those Retainer Equity Issuance will not impact the Company’s placement capacity under ASX Listing Rule 7.1.
An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Equity Plan from those disclosed at the time the approval was obtained.
Information Required under ASX Listing Rule 10.15
For the purposes of ASX Listing Rule 10.15, the following information is provided for Proposal Nineteen, Twenty, Twenty-One, Twenty-Two and Twenty-Three (inclusive):
•
(ASX Listing Rule 10.15.1): The securities proposed to be issued pursuant to the Retainer Equity Election are proposed to be issued to the Company’s non-employee directors, namely Mr. John Seaberg, Mr. Stephen Denaro, Mr. Gregory Moss, Ms. Susan Knight and Mr. David Roberts.

•
(ASX Listing Rule 10.15.2): Each of Mr. John Seaberg, Mr. Stephen Denaro, Mr. Gregory Moss, Ms. Susan Knight and Mr. David Roberts is a director of the Company, and therefore falls into the category under ASX Listing Rule 10.14.1.

•
(ASX Listing Rule 10.15.3): If a non-employee director makes a Retainer Equity Election, the number of shares of Common Stock or CDIs to be issued will be determined by dividing the dollar amount of the cash retainer that the director elects to receive in equity by the fair market value of one share of Common Stock (or CDI) on the date of issuance. The maximum dollar value of securities that may be issued to each director pursuant to a Retainer Equity Election is equal to the amount set out in the relevant director’s proposal.

•
(ASX Listing Rule 10.15.4): The details of each director’s current total remuneration package (in U.S. dollars) are set out in the “2026 Director Compensation Package” section on page 48 of this Proxy Statement.

•
(ASX Listing Rule 10.15.5): 139,386 equity securities have previously been issued to Mr. Seaberg under the Equity Plan. 66,563 equity securities have previously been issued to Mr. Moss under the Equity Plan. 66,563 equity securities have previously been issued to Mr. Roberts under the Equity Plan. 41,666 equity securities have previously been issued to Mr. Denaro under the Equity Plan. No consideration was paid by Mr. Seaberg, Mr. Moss, Mr. Roberts or Mr. Denaro for the issue of these awards. No securities have previously been issued to Ms. Knight under the Equity Plan.

•
(ASX Listing Rule 10.15.6): The securities proposed to be issued pursuant to Proposals Nineteen, Twenty, Twenty-One, Twenty-Two and Twenty-Three, if approved and if the applicable director makes a Retainer Equity Election, are shares of Common Stock (or CDIs) having a fair market value on the date of issuance equal to the dollar amount of the cash retainer that the director elects to receive in equity.

•
(ASX Listing Rule 10.15.7): If approved under Proposals Nineteen, Twenty, Twenty-One, Twenty-Two and Twenty-Three (as applicable), and if a director makes a Retainer Equity Election, the Company intends to issue the applicable shares of Common Stock or CDIs to the relevant director no later than three years after the Annual Meeting.

•
(ASX Listing Rule 10.15.8): The Company will receive no form of consideration for the securities proposed to be issued, other than the continued provision of director services by the relevant directors. The shares of Common Stock or CDIs are being issued in lieu of cash compensation.

•
(ASX Listing Rule 10.15.9): The Retainer Equity Issuance is proposed to be issued pursuant to the Equity Plan. A summary of the material terms of the Equity Plan is set out in the “Equity Compensation Plans” section on page 40 of this Proxy Statement.

•
(ASX Listing Rule 10.15.10): No loan will be provided by the Company to Mr. John Seaberg, Mr. Stephen Denaro, Mr. Gregory Moss, Ms. Susan Knight or Mr. David Roberts in relation to the issuance of the Retainer Equity Issuance.

•
(ASX Listing Rule 10.15.11): Details of any securities issued under the Equity Plan will be published in the Company’s annual report relating to the period in which they were issued, along with a statement that approval for the issuance was obtained under ASX Listing Rule 10.14.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in the Retainer Equity Election after Proposals Nineteen, Twenty, Twenty-One, Twenty-Two and Twenty-Three are approved and who are not named in this Proxy Statement will not participate until approval is obtained under that rule.
•	(ASX Listing Rule 10.15.12): A voting exclusion statement applies to Proposals Nineteen, Twenty, Twenty-One, Twenty-Two and Twenty-Three as set out on page 22 of this Proxy Statement.
New Plan Benefits
The number of future shares of Common Stock to be issued in lieu of cash retainer fees under the Non-Employee Director Compensation Policy is not determinable at this time because it depends on whether each non-employee director elects to receive equity in lieu of all or a portion of his or her cash retainer fees, and such elections have not yet been made.
Recommendations of Our Board of Directors
PROPOSAL NINETEEN: OUR BOARD OF DIRECTORS (OTHER THAN JOHN SEABERG, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL NINETEEN) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NINETEEN, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF SHARES OF COMMON STOCK TO JOHN SEABERG HAVING AN AGGREGATE GRANT DATE VALUE OF UP TO $540,000 IN LIEU OF ALL OR A PORTION OF HIS CASH RETAINER FEES ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL TWENTY: OUR BOARD OF DIRECTORS (OTHER THAN STEPHEN DENARO, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL TWENTY) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL TWENTY, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF CDIs TO STEPHEN DENARO HAVING AN AGGREGATE GRANT DATE VALUE OF UP TO $330,000 IN LIEU OF ALL OR A PORTION OF HIS CASH RETAINER FEES ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL TWENTY-ONE: OUR BOARD OF DIRECTORS (OTHER THAN GREGORY MOSS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL TWENTY-ONE) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL TWENTY-ONE, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF SHARES OF COMMON STOCK TO GREGORY MOSS HAVING AN AGGREGATE GRANT DATE VALUE OF UP TO $330,000 IN LIEU OF ALL OR A PORTION OF HIS CASH RETAINER FEES ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL TWENTY-TWO: OUR BOARD OF DIRECTORS (OTHER THAN SUSAN KNIGHT, WHO ABSTAINS GIVEN HER PERSONAL INTEREST IN PROPOSAL TWENTY-TWO) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL TWENTY-TWO, BEING THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF SHARES OF COMMON STOCK TO SUSAN KNIGHT HAVING AN AGGREGATE GRANT DATE VALUE OF UP TO $330,000 IN LIEU OF ALL OR A PORTION OF HER CASH RETAINER FEES ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
PROPOSAL TWENTY-THREE: OUR BOARD OF DIRECTORS (OTHER THAN DAVID ROBERTS, WHO ABSTAINS GIVEN HIS PERSONAL INTEREST IN PROPOSAL TWENTY-THREE) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL TWENTY-THREE, BEING

THE APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE ISSUANCE OF SHARES OF COMMON STOCK TO DAVID ROBERTS HAVING AN AGGREGATE GRANT DATE VALUE OF UP TO $330,000 IN LIEU OF ALL OR A PORTION OF HIS CASH RETAINER FEES ON THE TERMS AND CONDITIONS SET OUT IN THIS PROXY STATEMENT.
Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card or CDI voting instructions.

Toowong, Queensland	By Order of the Board of Directors,
Australia

November 9, 2026	Wayne Paterson Chief Executive Officer and Vice Chairman

Appendix A
NOTICE OF CONTINGENT GRANT
RESTRICTED STOCK UNITS
ANTERIS TECHNOLOGIES GLOBAL CORP. EQUITY INCENTIVE PLAN
Anteris Technologies Global Corp., a Delaware corporation (the “Company”), has awarded to Participant, as identified below, the number of Restricted Stock Units (the “RSUs”, and each such unit, an “RSU”) set forth below. The RSUs are subject to all of the terms and conditions as set forth in this Notice of Contingent Grant (this “Notice”) as well as in the Company’s Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement (the “Agreement”), both of which are incorporated herein in their entirety and provided to Participant with this Notice and attached hereto, respectively. Notwithstanding the foregoing, the effectiveness of the provisions of this Notice and Agreement (and any corresponding benefits to Participant) is subject to and contingent on stockholder approval of the issue of the RSUs to Participant in accordance with the requirements of the Australian Securities Exchange (“ASX”) Listing Rules (“ASX Listing Rules”), including for the purposes of ASX Listing Rule 10.14. For the purpose of clarity, if stockholders of the Company do not approve the issue of the RSUs for the purposes of ASX Listing Rule 10.14 at the applicable meeting of the Company’s stockholders, then the Notice and Agreement and the RSU award thereunder will be of no further force or effect. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement, as applicable. In the event of any conflict between the terms of the Award and the Plan, the terms of the Plan will control.

Participant:	Wayne Paterson

Number of RSUs:	[629,921]

Date of Contingent Grant:	March 4, 2026 (the “Date of Contingent Grant”)

Vesting Dates:
One-third of the RSUs shall vest on each of the first three anniversaries of the Date of Contingent Grant, (each anniversary, a “Vesting Date”), subject to Participant remaining in the continuous employment of the Company or a Subsidiary on each such Vesting Date.

Any fractional shares will be rounded down to the nearest whole share and will vest with the next vesting installment (if applicable) and subject to the terms and conditions set forth in the Agreement.

Dividend Equivalents:
Dividend equivalents with respect to the RSUs will be accumulated for the benefit of Participant if and when regular cash dividends are declared and credited in the form of additional RSUs in accordance with Section 7 of the Agreement, and will be paid in shares of Common Stock to Participant upon any settlement of the RSUs.

By the Company’s and Participant’s signatures to the Agreement, the Company and Participant agree that the RSUs are governed by this Notice and by the provisions of the Plan and the Agreement, both of which are made a part of this document. Participant acknowledges receipt of copies of the Plan and the Agreement, represents that Participant has read and is familiar with their provisions, and hereby accepts the RSUs subject to all of their terms and conditions.
The Company has caused this Notice and the Agreement to be effective as of the Date of Contingent Grant.

ANTERIS TECHNOLOGIES GLOBAL CORP.

Restricted Stock Unit Agreement
Anteris Technologies Global Corp. (the “Company”), has awarded Participant, as named in the Notice of Contingent Grant (the “Notice”), to which this Restricted Stock Unit Agreement (this “Agreement”) is attached, on a contingent basis, a Restricted Stock Unit Award (the “RSUs”) that is subject to the Company’s Equity Incentive Plan (the “Plan”), the Notice, this Agreement, and stockholder approval as set forth in the Notice, for the issuance of the number of RSUs indicated in the Notice. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. All terms used in this Agreement with initial capital letters that are defined in the Plan and not otherwise defined herein have the meanings assigned to them in the Plan.
Notwithstanding anything to the contrary in this Agreement, the effectiveness of the provisions of this Agreement (and any corresponding benefits to Participant) is subject to and contingent on receipt of stockholder approval of the issue of the RSUs to the Participant in accordance with the requirements of the ASX Listing Rules, including ASX Listing Rule 10.14. For the purpose of clarity, if stockholders of the Company do not approve the issue of the RSUs for the purposes of ASX Listing Rule 10.14 at the applicable meeting of the Company’s stockholders, then this Agreement and the RSUs hereunder will be deemed cancelled and of no further force or effect.
1.
Payment of RSUs. The RSUs will become payable if, during the Restriction Period (as defined in Section 4(c) of this Agreement), Participant’s right to receive payment for the RSUs becomes nonforfeitable (“Vest,” “Vesting” or “Vested”) in accordance with Section 3 and Section 4 of this Agreement.

2.
RSUs Not Transferrable. Participant’s right to the RSUs shall not be transferable by Participant except by will or the laws of descent and distribution. Any purported transfer in violation of this Section 2 shall be null and void, and the purported transferee shall obtain no rights with respect to the RSUs or the underlying shares of Common Stock.

3.
Vesting of RSUs. Subject to the terms and conditions of Section 4 and Section 5 of this Agreement, the RSUs will Vest in accordance with the schedule set forth in the Notice. For purposes of this Agreement, the continuous employment of Participant with the Company or a Subsidiary will not be deemed to have been interrupted, and Participant will not be deemed to have ceased to be an employee of the Company or a Subsidiary, by reason of the transfer of Participant’s employment among the Company and its Subsidiaries or if Participant is absent on leave approved by a duly constituted officer of the Company or its Subsidiaries.

4.
Alternative Vesting of RSUs. Notwithstanding the provisions of Section 3 of this Agreement, and subject to the payment provisions of Section 6 hereof, to the extent the RSUs have not been forfeited pursuant to Section 5 hereof, the RSUs will Vest earlier than the time provided for in Section 3 under the following circumstances:

(a)
Death or Permanent Disability. If Participant’s employment with the Company or any Subsidiary terminates due to Participant’s death or Permanent Disability, then any RSUs that have not yet Vested will immediately Vest in full. For purposes of this Agreement, “Permanently Disabled” or “Permanent Disability” means that Participant has qualified for long-term disability benefits under a disability plan or program of the Company or a Subsidiary or, in the absence of a disability plan or program of the Company or a Subsidiary, under a government-sponsored disability program and is “disabled” within the meaning of Section 409A(a)(2)(C) of the Code.

(b)
Termination without Cause or for Good Reason. If the Company terminates Participant’s employment with the Company or any Subsidiary other than for Cause (as defined in Section 4(d)), death or Permanent Disability or Participant terminates his employment with the Company for Good Reason (as defined in Section 4(d)), then a pro rata portion of the RSUs shall vest, with such pro rata portion determined by multiplying (i) the total number of RSUs evidenced under this Agreement by (ii) a fraction, the numerator of which is the number of calendar days that shall have elapsed from the Date of Contingent Grant until the date of such termination and the denominator of which is the number of calendar days in the full vesting period, and subtracting from such amount the number of RSUs (if any) that previously Vested.

(c)	Change in Control.
(i)
Upon the consummation of a Change in Control that occurs during the period that commences on the Date of Contingent Grant and ends on the third Vesting Date (such period, the “Restriction Period”) while Participant is an employee of the Company or a Subsidiary, any RSUs that remain outstanding and have not yet Vested as of such Change in Control will immediately Vest in full, except to the extent that a Replacement Award for the RSUs is provided to Participant.

(ii)
For purposes of this Agreement, a “Replacement Award” shall mean an award (A) of restricted stock units, (B) that has a value at least equal to the value of the RSUs, (C) that relates to publicly traded equity securities of the Company or its successor in the Change in Control (or another entity that is affiliated with the Company or its successor following the Change in Control) (the “Successor”), (D) the tax consequences of which, under the Code, if Participant is subject to U.S. federal income tax under the Code, are not less favorable to Participant than the tax consequences of the RSUs, (E) that Vests in full upon a termination of Participant’s employment with the Company or the Successor without Cause by the Company or the Successor or for Good Reason by Participant within a period of two years after the Change in Control (each such termination event, a “Qualifying Termination”), and (F) the other terms and conditions of which are not less favorable to Participant than the terms and conditions of the RSUs (including the provisions that would apply in the event of a subsequent Change in Control). A Replacement Award may be granted only to the extent it conforms to the requirements of Treasury Regulation 1.409A-3(i)(5)(iv)(B) or otherwise does not result in the RSUs or Replacement Award failing to comply with Section 409A of the Code. Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the RSUs if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 4(b)(ii) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(iii)
If a Replacement Award is provided, (A) the terms of the Replacement Award will govern the Vesting and payment of the Replacement Award and (B) notwithstanding anything in this Agreement to the contrary, any outstanding RSUs which at the time of the Change in Control are not subject to a “substantial risk of forfeiture” (within the meaning of Section 409A of the Code) will be deemed to be Vested at the time of such Change in Control.

(d)	Definitions. For purposes of this Section 4:
(i)
“Cause” means “Cause” (or a term of substantively similar meaning) as defined in an individual employment agreement in effect as of the Date of Contingent Grant between Participant and the Company or any Subsidiary or, if Participant does not have an employment agreement as of the Date of Contingent Grant (or such employment agreement does not define “Cause”), then “Cause” means with respect to Participant: (A) any intentional act of fraud, embezzlement or theft in connection with Participant’s duties with the Company, its Subsidiaries, or Successor, (B) any intentional wrongful disclosure of secret processes or confidential information of the Company, its Subsidiaries, or Successor, or (C) any intentional wrongful engagement in any competitive activity that would constitute a material breach of Participant’s duty of loyalty to the Company, its Subsidiaries, or Successor; provided, that, no act, or failure to act, on the part of Participant will be deemed “intentional” unless done or omitted to be done by Participant not in good faith and without reasonable belief that Participant’s action or omission was in or not opposed to the best interest of the Company, its Subsidiaries, or Successor; and further provided, that for any Participant who is party to an individual severance or employment agreement with the Company or a Subsidiary defining Cause, “Cause” will have the meaning set forth in such agreement.

(ii)
“Good Reason” means “Good Reason” (or a term of substantively similar meaning) as defined in an individual employment agreement in effect as of the Date of Contingent Grant between Participant and the Company or any Subsidiary or, if Participant does not have an employment agreement as of the Date of Contingent Grant (or such employment agreement does not define

“Good Reason”), then “Good Reason” means a material reduction in the nature or scope of the responsibilities, authorities or duties of Participant attached to Participant’s position held immediately prior to the Change in Control, a change of more than 60 miles in the location of Participant’s principal office immediately prior to the Change in Control, or a material reduction in Participant’s remuneration upon or after the Change in Control; provided, that, no later than 90 days following an event constituting Good Reason, Participant gives notice to the Successor of the occurrence of such event, the Successor fails to cure the event within 30 days following the receipt of such notice, and Participant’s employment is terminated within 30 days thereafter.
5.
Forfeiture of RSUs. Any RSUs that have not Vested pursuant to Section 3 or Section 4 by the latest Vesting Date set forth in the Notice will be forfeited automatically and without further notice on such date (or earlier if, and on such date that, Participant ceases to be an employee of the Company or a Subsidiary prior to the latest Vesting Date set forth in the Notice for any reason other than as described in Section 4).

6.	Form and Time of Payment of RSUs.
(a)
General. Subject to Section 5 and Section 6(b), payment for Vested RSUs will be made in shares of Common Stock (with one share of Common Stock being paid for each nonforfeitable RSU) within ten days following each Vesting Date set forth in the Notice.

(b)
Other Payment Events. Notwithstanding Section 6(a), to the extent the RSUs are Vested on the dates set forth below, payment with respect to the RSUs will be made as follows (with one share of Common Stock being paid for each nonforfeitable RSU):

(i)
Change in Control. Upon the consummation of a Change in Control, payment for any Vested RSUs will be made in shares of Common Stock within ten days following such Change in Control; provided, however, that if such Change in Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, and where Section 409A of the Code applies to such distribution, Participant is entitled to receive the corresponding payment on the date that would have otherwise applied pursuant to Section 6(a) or 6(b)(ii) as though such Change in Control had not occurred.

(ii)
Qualifying Termination Following a Change in Control. Upon a Qualifying Termination, payment for any Vested RSUs will be made in shares of Common Stock within ten days following such Qualifying Termination.

(iii)
Death or Permanent Disability. On the date of Participant’s termination of employment due to Participant’s death or Permanent Disability, payment for any Vested RSUs will be made in shares of Common Stock within ten days of such termination date.

(iv)
Termination without Cause or for Good Reason. On the date of Participant’s termination of employment by the Company other than for Cause, death or Permanent Disability or by Participant for Good Reason, payment for any Vested RSUs will be made in shares of Common Stock within ten days of such termination date.

7.
Dividend Equivalents. Following the Date of Contingent Grant, on the date that the Company pays a cash dividend (if any) to holders of Common Stock generally, Participant shall be entitled to a number of additional RSUs determined by dividing (i) the product of (x) the dollar amount of the cash dividend paid per share of Common Stock on such date and (y) the total number of RSUs (including dividend equivalents paid thereon) previously credited to Participant as of such date, by (ii) the Market Value per Share of the Common Stock on such date. Such dividend equivalents (if any) shall be subject to the same terms and conditions and shall be paid, in the aggregate rounded down to the nearest whole number, or forfeited in the same manner and at the same time as the RSUs to which the dividend equivalents were credited.

8.	Compensation Recovery; Other Acknowledgements.
(a)
Notwithstanding anything in this Agreement to the contrary, Participant acknowledges and agrees that this Agreement and the award described herein (and any settlement thereof) are subject to the terms and conditions of the Company’s clawback policy or policies as may be in effect from time to time, including specifically to implement Section 10D of the Exchange Act and any applicable rules or regulations promulgated thereunder (including applicable rules and regulations of any national securities exchange on which the Common Stock at any point may be traded) (the “Compensation Recovery Policy”), and that, to the extent the Compensation Recovery Policy, by its terms, is applicable to Participant’s RSUs, applicable terms of this Agreement will be (if necessary) deemed superseded by and subject to the terms and conditions of the Compensation Recovery Policy from and after the effective date thereof. Further, by accepting the RSUs covered by this Agreement, Participant (i) consents to be bound by the terms of the Compensation Recovery Policy, as applicable, (ii) agrees and acknowledges that Participant is obligated to and will cooperate with, and will provide any and all assistance necessary to, the Company in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Company policy, and (iii) agrees that the Company may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy, in each case from and after the effective dates thereof. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from Participant of any such amounts, including from Participant’s accounts or from any other compensation, to the extent permissible under Section 409A of the Code.
(b)
Nothing in this Agreement (or in any other agreement, contract or arrangement with the Company or its Subsidiaries or affiliates, or in any policy, procedure or practice of the Company or its Subsidiaries or affiliates) (a) prevents Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations or (b) limits Participant’s right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, the Dodd-Frank Wall Street Reform and Consumer Protection Act or the Sarbanes-Oxley Act of 2002).

9.
Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws, including any applicable laws of Australia; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any RSUs or shares of Common Stock underlying the RSUs if the issuance or payment thereof would result in violation of any such law.

10.
Adjustments. Subject to Section 11 of the Plan, the Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the RSUs and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participant that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

11.
Withholding Taxes. If the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with Participant’s right to receive Common Stock or cash under this Agreement, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of any such Common Stock or cash (or the realization of any other benefit provided for under this Agreement) that Participant make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts. Participant may satisfy such tax obligation by paying the Company cash via personal check. Alternatively, unless otherwise determined by the Committee, Participant may elect that all or any part of such tax obligation be satisfied by the Company’s retention of a portion of the shares of Common Stock provided for under this Agreement or by Participant’s surrender of a portion of the shares of Common Stock that he or she has owned. In no event, however, will the Company accept shares of Common Stock for payment of taxes in excess of required tax withholding rates

(unless such higher withholding amounts would not result in adverse accounting implications for the Company and the additional withholding amount is authorized by the Committee). If Participant’s benefit is to be received in the form of Common Stock, and Participant fails to make arrangements for the payment of required taxes or other amounts, then, unless otherwise determined by the Committee, the Company will withhold shares of Common Stock having a value equal to the amount required to be withheld. Further, notwithstanding anything in this Section 11 to the contrary, if at any time (a) Participant is subject to reporting as a Director or an “officer” for purposes of Section 16 of the Exchange Act, (b) withholding is required with respect to the award evidenced by this Agreement, and (c) Participant is subject to trading restrictions pursuant to a periodic or special closed trading window for the Company under its insider trading policies, then the Company will withhold shares of Common Stock otherwise payable to Participant under this award in order to satisfy such withholding, with the number of shares of Common Stock withheld having a value equal to the amount required to be withheld. The shares of Common Stock used for tax withholding will be valued at an amount equal to the fair market value of such shares of Common Stock on the date the applicable benefit is to be included in Participant’s income.
12.
Rights as a Stockholder. Participant will not have any rights as a Stockholder with respect to any Common Stock granted to him or her under this Agreement prior to the date as of which he or she is actually recorded as the holder of such Common Stock upon the share records of the Company.

13.	Right to Terminate Employment. Nothing in this Agreement limits in any way whatsoever any right the Company or a Subsidiary may otherwise have to terminate the employment of Participant at any time.
14.	No Right to Future Awards. This award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards.
15.
Relation to Other Benefits. Any economic or other benefit to Participant under this Agreement or the Plan will not be taken into account in determining any benefits to which Participant may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.

16.
Processing of Information. Information about Participant and Participant’s award of RSUs may be collected, recorded and held, used and disclosed for any purpose related to the administration of the award. Participant understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within Participant’s country or elsewhere, including the United States of America. Participant consents to the processing of information relating to Participant and Participant’s receipt of the shares of Common Stock in any one or more of the ways referred to above.

17.
Amendments. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent the amendment is applicable to this Agreement; provided, however, that no amendment will adversely affect in a material manner the rights of Participant with respect to the Common Stock or other securities covered by this Agreement without Participant’s consent. Notwithstanding the foregoing, the limitation requiring the consent of Participant to certain amendments will not apply to any amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the Code, Section 10D of the Exchange Act, or other applicable law.

18.
Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid or unenforceable, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provisions so held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.

19.
Governing Law. This Agreement is made under, and will be construed in accordance with, the internal substantive laws of the State of Delaware. Participant agrees that the state and federal courts located in the State of Delaware will have jurisdiction in any action, suit or proceeding against Participant based on or arising out of this Agreement and Participant hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against Participant; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.
20.
Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to Participant. This Agreement and the Plan will be administered in a manner consistent with this intent, and any provision that would cause the Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participant).

21.
Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the RSUs and Participant’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.

22.
Successors and Assigns. Without limiting Section 2 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Participant, and the successors and assigns of the Company.

23.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.
[SIGNATURES ON FOLLOWING PAGE]

The undersigned Participant hereby acknowledges receipt of an executed original of this Agreement and accepts the right to receive the RSUs and the shares of Common Stock or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

/s/ Wayne Paterson
Participant

Date: 3/5/2026

This Agreement is executed by the Company on this 6 day of March, 2026.

Anteris Technologies Global Corp.

By:	/s/ John Seaberg

Appendix B
NOTICE OF CONTINGENT GRANT
RESTRICTED STOCK UNITS
ANTERIS TECHNOLOGIES GLOBAL CORP. EQUITY INCENTIVE PLAN
Anteris Technologies Global Corp., a Delaware corporation (the “Company”), has awarded to Participant, as identified below, the number of Restricted Stock Units (the “RSUs”, and each such unit, an “RSU”) set forth below. The RSUs are subject to all of the terms and conditions as set forth in this Notice of Contingent Grant (this “Notice”) as well as in the Company’s Equity Incentive Plan (the “Plan”) and the Restricted Stock Unit Agreement (the “Agreement”), both of which are incorporated herein in their entirety and provided to Participant with this Notice and attached hereto, respectively. Notwithstanding the foregoing, the effectiveness of the provisions of this Notice and Agreement (and any corresponding benefits to Participant) is subject to and contingent on stockholder approval of the issue of the RSUs to Participant in accordance with the requirements of the Australian Securities Exchange (“ASX”) Listing Rules (“ASX Listing Rules”), including for the purposes of ASX Listing Rule 10.14. For the purpose of clarity, if stockholders of the Company do not approve the issue of the RSUs for the purposes of ASX Listing Rule 10.14 at the applicable meeting of the Company’s stockholders, then the Notice and Agreement and the RSU award thereunder will be of no further force or effect. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement, as applicable. In the event of any conflict between the terms of the Award and the Plan, the terms of the Plan will control.

Participant:	David St Denis

Number of RSUs:	[314,960]

Date of Contingent Grant:	March 4, 2026 (the “Date of Contingent Grant”)

Vesting Dates:
One-third of the RSUs shall vest on each of the first three anniversaries of the Date of Contingent Grant, (each anniversary, a “Vesting Date”), subject to Participant remaining in the continuous employment of the Company or a Subsidiary on each such Vesting Date.

Any fractional shares will be rounded down to the nearest whole share and will vest with the next vesting installment (if applicable) and subject to the terms and conditions set forth in the Agreement.

Dividend Equivalents:
Dividend equivalents with respect to the RSUs will be accumulated for the benefit of Participant if and when regular cash dividends are declared and credited in the form of additional RSUs in accordance with Section 7 of the Agreement, and will be paid in shares of Common Stock to Participant upon any settlement of the RSUs.

By the Company’s and Participant’s signatures to the Agreement, the Company and Participant agree that the RSUs are governed by this Notice and by the provisions of the Plan and the Agreement, both of which are made a part of this document. Participant acknowledges receipt of copies of the Plan and the Agreement, represents that Participant has read and is familiar with their provisions, and hereby accepts the RSUs subject to all of their terms and conditions.
The Company has caused this Notice and the Agreement to be effective as of the Date of Contingent Grant.

ANTERIS TECHNOLOGIES GLOBAL CORP.

Restricted Stock Unit Agreement
Anteris Technologies Global Corp. (the “Company”), has awarded Participant, as named in the Notice of Contingent Grant (the “Notice”), to which this Restricted Stock Unit Agreement (this “Agreement”) is attached, on a contingent basis, a Restricted Stock Unit Award (the “RSUs”) that is subject to the Company’s Equity Incentive Plan (the “Plan”), the Notice, this Agreement, and stockholder approval as set forth in the Notice, for the issuance of the number of RSUs indicated in the Notice. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. All terms used in this Agreement with initial capital letters that are defined in the Plan and not otherwise defined herein have the meanings assigned to them in the Plan.
Notwithstanding anything to the contrary in this Agreement, the effectiveness of the provisions of this Agreement (and any corresponding benefits to Participant) is subject to and contingent on receipt of stockholder approval of the issue of the RSUs to the Participant in accordance with the requirements of the ASX Listing Rules, including ASX Listing Rule 10.14. For the purpose of clarity, if stockholders of the Company do not approve the issue of the RSUs for the purposes of ASX Listing Rule 10.14 at the applicable meeting of the Company’s stockholders, then this Agreement and the RSUs hereunder will be deemed cancelled and of no further force or effect.
1.
Payment of RSUs. The RSUs will become payable if, during the Restriction Period (as defined in Section 4(c) of this Agreement), Participant’s right to receive payment for the RSUs becomes nonforfeitable (“Vest,” “Vesting” or “Vested”) in accordance with Section 3 and Section 4 of this Agreement.

2.
RSUs Not Transferrable. Participant’s right to the RSUs shall not be transferable by Participant except by will or the laws of descent and distribution. Any purported transfer in violation of this Section 2 shall be null and void, and the purported transferee shall obtain no rights with respect to the RSUs or the underlying shares of Common Stock.

3.
Vesting of RSUs. Subject to the terms and conditions of Section 4 and Section 5 of this Agreement, the RSUs will Vest in accordance with the schedule set forth in the Notice. For purposes of this Agreement, the continuous employment of Participant with the Company or a Subsidiary will not be deemed to have been interrupted, and Participant will not be deemed to have ceased to be an employee of the Company or a Subsidiary, by reason of the transfer of Participant’s employment among the Company and its Subsidiaries or if Participant is absent on leave approved by a duly constituted officer of the Company or its Subsidiaries.

4.
Alternative Vesting of RSUs. Notwithstanding the provisions of Section 3 of this Agreement, and subject to the payment provisions of Section 6 hereof, to the extent the RSUs have not been forfeited pursuant to Section 5 hereof, the RSUs will Vest earlier than the time provided for in Section 3 under the following circumstances:

(a)
Death or Permanent Disability. If Participant’s employment with the Company or any Subsidiary terminates due to Participant’s death or Permanent Disability, then any RSUs that have not yet Vested will immediately Vest in full. For purposes of this Agreement, “Permanently Disabled” or “Permanent Disability” means that Participant has qualified for long-term disability benefits under a disability plan or program of the Company or a Subsidiary or, in the absence of a disability plan or program of the Company or a Subsidiary, under a government-sponsored disability program and is “disabled” within the meaning of Section 409A(a)(2)(C) of the Code.

(b)	Change in Control.
(i)
Upon the consummation of a Change in Control that occurs during the period that commences on the Date of Contingent Grant and ends on the third Vesting Date (such period, the “Restriction Period”) while Participant is an employee of the Company or a Subsidiary, any RSUs that remain outstanding and have not yet Vested as of such Change in Control will immediately Vest in full, except to the extent that a Replacement Award for the RSUs is provided to Participant.

(ii)	For purposes of this Agreement, a “Replacement Award” shall mean an award (A) of restricted stock units, (B) that has a value at least equal to the value of the RSUs, (C) that relates to publicly traded equity securities of the Company or its successor in the Change in Control (or another entity that is affiliated with the Company or its successor following the Change in Control) (the “Successor”), (D) the tax consequences of which, under the Code, if Participant is subject to U.S. federal income tax under the Code, are not less favorable to Participant than the tax consequences of the RSUs, (E) that Vests in full upon a termination of Participant’s employment with the Company or the Successor without Cause (as defined in Section 4(b)(iii)) by the Company or the Successor or for Good Reason (as defined in Section 4(b)(iv) by Participant within a period of two years after the Change in Control (each such termination event, a “Qualifying Termination”), and (F) the other terms and conditions of which are not less favorable to Participant than the terms and conditions of the RSUs (including the provisions that would apply in the event of a subsequent Change in Control). A Replacement Award may be granted only to the extent it conforms to the requirements of Treasury Regulation 1.409A-3(i)(5)(iv)(B) or otherwise does not result in the RSUs or Replacement Award failing to comply with Section 409A of the Code. Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the RSUs if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 4(b)(ii) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.
(iii)
For purposes of Section 4(b)(ii), “Cause” means “Cause” (or a term of substantively similar meaning) as defined in an individual employment agreement in effect as of the Date of Contingent Grant between Participant and the Company or any Subsidiary or, if Participant does not have an employment agreement as of the Date of Contingent Grant (or such employment agreement does not define “Cause”), then “Cause” means with respect to Participant: (A) any intentional act of fraud, embezzlement or theft in connection with Participant’s duties with the Company, its Subsidiaries, or Successor, (B) any intentional wrongful disclosure of secret processes or confidential information of the Company, its Subsidiaries, or Successor, or (C) any intentional wrongful engagement in any competitive activity that would constitute a material breach of Participant’s duty of loyalty to the Company, its Subsidiaries, or Successor; provided, that, no act, or failure to act, on the part of Participant will be deemed “intentional” unless done or omitted to be done by Participant not in good faith and without reasonable belief that Participant’s action or omission was in or not opposed to the best interest of the Company, its Subsidiaries, or Successor; and further provided, that for any Participant who is party to an individual severance or employment agreement with the Company or a Subsidiary defining Cause, “Cause” will have the meaning set forth in such agreement.

(iv)
For purposes of Section 4(b)(ii), “Good Reason” means “Good Reason” (or a term of substantively similar meaning) as defined in an individual employment agreement in effect as of the Date of Contingent Grant between Participant and the Company or any Subsidiary or, if Participant does not have an employment agreement as of the Date of Contingent Grant (or such employment agreement does not define “Good Reason”), then “Good Reason” means a material reduction in the nature or scope of the responsibilities, authorities or duties of Participant attached to Participant’s position held immediately prior to the Change in Control, a change of more than 60 miles in the location of Participant’s principal office immediately prior to the Change in Control, or a material reduction in Participant’s base salary upon or after the Change in Control; provided, that, no later than 90 days following an event constituting Good Reason, Participant gives notice to the Successor of the occurrence of such event, the Successor fails to cure the event within 30 days following the receipt of such notice, and Participant’s employment is terminated within 30 days thereafter.

(v)
If a Replacement Award is provided, (A) the terms of the Replacement Award will govern the Vesting and payment of the Replacement Award and (B) notwithstanding anything in this Agreement to the contrary, any outstanding RSUs which at the time of the Change in Control are not subject to a “substantial risk of forfeiture” (within the meaning of Section 409A of the Code) will be deemed to be Vested at the time of such Change in Control.

5.
Forfeiture of RSUs. Any RSUs that have not Vested pursuant to Section 3 or Section 4 by the latest Vesting Date set forth in the Notice will be forfeited automatically and without further notice on such date (or earlier if, and on such date that, Participant ceases to be an employee of the Company or a Subsidiary prior to the latest Vesting Date set forth in the Notice for any reason other than as described in Section 4).

6.	Form and Time of Payment of RSUs.
(a)
General. Subject to Section 5 and Section 6(b), payment for Vested RSUs will be made in shares of Common Stock (with one share of Common Stock being paid for each nonforfeitable RSU) within ten days following each Vesting Date set forth in the Notice.

(b)
Other Payment Events. Notwithstanding Section 6(a), to the extent the RSUs are Vested on the dates set forth below, payment with respect to the RSUs will be made as follows (with one share of Common Stock being paid for each nonforfeitable RSU):

(i)
Change in Control. Upon the consummation of a Change in Control, payment for any Vested RSUs will be made in shares of Common Stock within ten days following such Change in Control; provided, however, that if such Change in Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, and where Section 409A of the Code applies to such distribution, Participant is entitled to receive the corresponding payment on the date that would have otherwise applied pursuant to Section 6(a) or 6(b)(ii) as though such Change in Control had not occurred.

(ii)
Qualifying Termination Following a Change in Control. Upon a Qualifying Termination, payment for any Vested RSUs will be made in shares of Common Stock within ten days following such Qualifying Termination.

(iii)
Death or Permanent Disability. On the date of Participant’s termination of employment due to Participant’s death or Permanent Disability, payment for any Vested RSUs will be made in shares of Common Stock within ten days of such termination date.

7.
Dividend Equivalents. Following the Date of Contingent Grant, on the date that the Company pays a cash dividend (if any) to holders of Common Stock generally, Participant shall be entitled to a number of additional RSUs determined by dividing (i) the product of (x) the dollar amount of the cash dividend paid per share of Common Stock on such date and (y) the total number of RSUs (including dividend equivalents paid thereon) previously credited to Participant as of such date, by (ii) the Market Value per Share of the Common Stock on such date. Such dividend equivalents (if any) shall be subject to the same terms and conditions and shall be paid, in the aggregate rounded down to the nearest whole number, or forfeited in the same manner and at the same time as the RSUs to which the dividend equivalents were credited.

8.	Compensation Recovery; Other Acknowledgements.
(a)
Notwithstanding anything in this Agreement to the contrary, Participant acknowledges and agrees that this Agreement and the award described herein (and any settlement thereof) are subject to the terms and conditions of the Company’s clawback policy or policies as may be in effect from time to time, including specifically to implement Section 10D of the Exchange Act and any applicable rules or regulations promulgated thereunder (including applicable rules and regulations of any national securities exchange on which the Common Stock at any point may be traded) (the “Compensation Recovery Policy”), and that, to the extent the Compensation Recovery Policy, by its terms, is applicable to Participant’s RSUs, applicable terms of this Agreement will be (if necessary) deemed superseded by and subject to the terms and conditions of the Compensation Recovery Policy from and after the effective date thereof. Further, by accepting the RSUs covered by this Agreement, Participant (i) consents to be bound by the terms of the Compensation Recovery Policy, as applicable, (ii) agrees and acknowledges that Participant is obligated to and will cooperate with, and will provide any and all assistance necessary to, the Company in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Company policy, and (iii) agrees that the Company may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy, in each case from and after the effective dates thereof. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from Participant of any such amounts, including from Participant’s accounts or from any other compensation, to the extent permissible under Section 409A of the Code.
(b)
Nothing in this Agreement (or in any other agreement, contract or arrangement with the Company or its Subsidiaries or affiliates, or in any policy, procedure or practice of the Company or its Subsidiaries or affiliates) (a) prevents Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations or (b) limits Participant’s right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, the Dodd-Frank Wall Street Reform and Consumer Protection Act or the Sarbanes-Oxley Act of 2002).

9.
Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws, including any applicable laws of Australia; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any RSUs or shares of Common Stock underlying the RSUs if the issuance or payment thereof would result in violation of any such law.

10.
Adjustments. Subject to Section 11 of the Plan, the Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the RSUs and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participant that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

11.
Withholding Taxes. If the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with Participant’s right to receive Common Stock or cash under this Agreement, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of any such Common Stock or cash (or the realization of any other benefit provided for under this Agreement) that Participant make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts. Participant may satisfy such tax obligation by paying the Company cash via personal check. Alternatively, unless otherwise determined by the Committee, Participant may elect that all or any part of such tax obligation be satisfied by the Company’s retention of a portion of the shares of Common Stock provided for under this Agreement or by Participant’s surrender of a portion of the shares of Common Stock that he or she has owned. In no event, however, will the Company accept shares of Common Stock for payment of taxes in excess of required tax withholding rates (unless such higher withholding amounts would not result in adverse accounting implications for the Company and the additional withholding amount is authorized by the Committee). If Participant’s benefit is to be received in the form of Common Stock, and Participant fails to make arrangements for the payment of required taxes or other amounts, then, unless otherwise determined by the Committee, the Company will withhold shares of Common Stock having a value equal to the amount required to be withheld. Further, notwithstanding anything in this Section 11 to the contrary, if at any time (a) Participant is subject to reporting as a Director or an “officer” for purposes of Section 16 of the Exchange Act, (b) withholding is required with respect to the award evidenced by this Agreement, and (c) Participant is subject to trading restrictions pursuant to a periodic or special closed trading window for the Company under its insider trading policies, then the Company will withhold shares of Common Stock otherwise payable to Participant under this award in order to satisfy such withholding, with the number of shares of

Common Stock withheld having a value equal to the amount required to be withheld. The shares of Common Stock used for tax withholding will be valued at an amount equal to the fair market value of such shares of Common Stock on the date the applicable benefit is to be included in Participant’s income.
12.
Rights as a Stockholder. Participant will not have any rights as a Stockholder with respect to any Common Stock granted to him or her under this Agreement prior to the date as of which he or she is actually recorded as the holder of such Common Stock upon the share records of the Company.

13.	Right to Terminate Employment. Nothing in this Agreement limits in any way whatsoever any right the Company or a Subsidiary may otherwise have to terminate the employment of Participant at any time.
14.	No Right to Future Awards. This award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards.
15.
Relation to Other Benefits. Any economic or other benefit to Participant under this Agreement or the Plan will not be taken into account in determining any benefits to which Participant may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.

16.
Processing of Information. Information about Participant and Participant’s award of RSUs may be collected, recorded and held, used and disclosed for any purpose related to the administration of the award. Participant understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within Participant’s country or elsewhere, including the United States of America. Participant consents to the processing of information relating to Participant and Participant’s receipt of the shares of Common Stock in any one or more of the ways referred to above.

17.
Amendments. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent the amendment is applicable to this Agreement; provided, however, that no amendment will adversely affect in a material manner the rights of Participant with respect to the Common Stock or other securities covered by this Agreement without Participant’s consent. Notwithstanding the foregoing, the limitation requiring the consent of Participant to certain amendments will not apply to any amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the Code, Section 10D of the Exchange Act, or other applicable law.

18.
Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid or unenforceable, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provisions so held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.

19.
Governing Law. This Agreement is made under, and will be construed in accordance with, the internal substantive laws of the State of Delaware. Participant agrees that the state and federal courts located in the State of Delaware will have jurisdiction in any action, suit or proceeding against Participant based on or arising out of this Agreement and Participant hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against Participant; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.

20.
Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to Participant. This Agreement and the Plan will be administered in a manner consistent with this intent, and any provision that would cause the Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participant).

21.	Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the RSUs and Participant’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
22.
Successors and Assigns. Without limiting Section 2 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Participant, and the successors and assigns of the Company.

23.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.
The undersigned Participant hereby acknowledges receipt of an executed original of this Agreement and accepts the right to receive the RSUs and the shares of Common Stock or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

/s/ David St Denis
Participant

Date: 3/6/2026

This Agreement is executed by the Company on this 5 day of March, 2026.

Anteris Technologies Global Corp.

By:	/s/ Wayne Paterson

Appendix C
NOTICE OF CONTINGENT GRANT
RESTRICTED STOCK UNITS
ANTERIS TECHNOLOGIES GLOBAL CORP. EQUITY INCENTIVE PLAN
Anteris Technologies Global Corp., a Delaware corporation (the “Company”), has awarded to Participant, as identified below, the number of Restricted Stock Units (the “RSUs”, and each such unit, an “RSU”) set forth below. The RSUs are subject to all of the terms and conditions as set forth in this Notice of Contingent Grant (this “Notice”) as well as in the Company’s Equity Incentive Plan (the “Plan”) and the Non-Employee Director Restricted Stock Unit Agreement (the “Agreement”), both of which are attached hereto and incorporated in their entirety. Notwithstanding the foregoing, the effectiveness of the provisions of this Notice and Agreement (and any corresponding benefits to Participant) is subject to and contingent on receipt of stockholder approval of the issue of the RSUs to the Participant in accordance with the requirements of the Australian Securities Exchange (“ASX”) Listing Rules (“ASX Listing Rules”), including for the purposes of ASX Listing Rule 10.14. For the purpose of clarity, if stockholders do not approve the issue of the RSUs for the purposes of ASX Listing Rule 10.14 at the applicable meeting of the Company’s stockholders, then the Notice and Agreement and the RSU award thereunder will be of no further force or effect. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement. In the event of any conflict between the terms of the Award and the Plan, the terms of the Plan will control.

Participant:	Sue Knight

Number of RSUs:	39,123

Date of Contingent Grant:	May 19, 2026 (the “Date of Contingent Grant”)

Vesting Commencement Date:	May 6, 2026 (the “Vesting Commencement Date”)

Vesting Dates:
One-third of the RSUs shall vest on each of the first three anniversaries of the Vesting Commencement Date (each anniversary, a “Vesting Date”), subject to Participant remaining in the continuous service to the Company as a non-employee Director on each such Vesting Date.

Any fractional shares will be rounded down to the nearest whole share and will vest with the next vesting installment (if applicable) and subject to the terms and conditions set forth in the Agreement.

Dividend Equivalents:
Dividend equivalents with respect to the RSUs will be accumulated for the benefit of Participant if and when regular cash dividends are declared and credited in the form of additional RSUs in accordance with Section 4 of the Agreement, and will be paid in shares of Common Stock to Participant upon any settlement of the RSUs.

By the Company’s and Participant’s signatures to the Agreement, the Company and Participant agree that the RSUs are governed by this Notice and by the provisions of the Plan and the Agreement, both of which are attached to and made a part of this document. Participant acknowledges receipt of copies of the Plan and the Agreement, represents that Participant has read and is familiar with their provisions, and hereby accepts the RSUs subject to all of their terms and conditions.
The Company has caused this Notice and the Agreement to be effective as of the Date of Contingent Grant.

ANTERIS TECHNOLOGIES GLOBAL CORP.

Non-Employee Director Restricted Stock Unit Agreement
Anteris Technologies Global Corp. (the “Company”), has awarded Participant, as named in the Notice of Contingent Grant (the “Notice”), to which this Non-Employee Director Restricted Stock Unit Agreement (this “Agreement”) is attached, on a contingent basis, a Restricted Stock Unit Award (the “RSUs”) that is subject to the Company’s Equity Incentive Plan (the “Plan”), the Notice, this Agreement, and stockholder approval as set forth in the Notice for the issuance of the number of RSUs indicated in the Notice. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. All terms used in this Agreement with initial capital letters that are defined in the Plan and not otherwise defined herein have the meanings assigned to them in the Plan.
Notwithstanding anything to the contrary in this Agreement, the effectiveness of the provisions of this Agreement (and any corresponding benefits to Participant) is subject to and contingent on receipt of stockholder approval of the issue of the RSUs to the Participant in accordance with the requirements of the ASX Listing Rules, including ASX Listing Rule 10.14. For the purpose of clarity, if stockholders do not approve the issue of the RSUs for the purposes of ASX Listing Rule 10.14 at the applicable meeting of the Company’s stockholders, then this Agreement and the RSUs hereunder will be deemed cancelled and of no further force or effect.
1.	Normal Vesting.
(a)	Subject to the terms and conditions of Sections 2 and 3 hereof, the RSUs will vest in accordance with the vesting schedule set forth in the Notice and will be paid in accordance with Section 5 hereof.
(b)
For the purposes of this Agreement, Participant’s continuous service to the Company as a non-employee Director shall not be deemed to have been interrupted, and Participant shall not be deemed to have ceased serving the Company as a non-employee Director, by reason of any commencement of employment with the Company or its Subsidiaries.

2.
Change in Control. Notwithstanding the provisions of Section 1 hereof, and subject to the payment provisions of Section 5 hereof, upon the consummation of a Change in Control occurring during the vesting period described in the Notice while Participant is in continuous service to the Company as a non-employee Director, to the extent the RSUs have not yet vested, the RSUs shall immediately become nonforfeitable.

3.
Forfeiture of Awards. Except as provided in Section 2 of this Agreement, Participant’s right to receive the RSUs, to the extent not yet vested, shall be forfeited automatically and without further notice on the date that Participant’s continuous service to the Company as a non-employee Director terminates prior to the end of the vesting period described in the Notice. In the event that Participant shall intentionally commit an act that the Committee determines to be materially adverse to the interests of the Company or a Subsidiary, Participant’s right to receive the RSUs shall be forfeited at the time of that determination notwithstanding any other provision of this Agreement to the contrary.

4.
Dividend Equivalents. Following the Date of Contingent Grant, on the date that the Company pays a cash dividend (if any) to holders of Common Stock generally, Participant shall be entitled to a number of additional RSUs determined by dividing (i) the product of (x) the dollar amount of the cash dividend paid per share of Common Stock on such date and (y) the total number of RSUs (including dividend equivalents paid thereon) previously credited to Participant as of such date, by (ii) the Fair Market Value of the Common Stock on such date. Such dividend equivalents (if any) shall be subject to the same terms and conditions and shall be paid, in the aggregate rounded down to the nearest whole number, or forfeited in the same manner and at the same time as the RSUs to which the dividend equivalents were credited.

5.	Payment of Awards.
(a)
General. Subject to Section 3 and Section 5(b), payment for the RSUs that are nonforfeitable will be made in shares of Common Stock (with one share of Common Stock being paid for each nonforfeitable RSU) within ten days following each of the Vesting Dates.

(b)	Change in Control. Notwithstanding Section 5(a), upon the consummation of a Change in Control, Participant is entitled to receive payment for all RSUs, to the extent not yet paid, on the date of the

Change in Control; provided, however, that if such Change in Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, and where Section 409A of the Code applies to such distribution, Participant is entitled to receive the corresponding payment on the date that would have otherwise applied pursuant to Section 5(a) as though such Change in Control had not occurred.
6.
Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws, including any applicable laws of Australia; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any RSUs or shares of Common Stock underlying the RSUs if the issuance or payment thereof would result in violation of any such law.

7.
Transferability. Participant’s right to the RSUs shall not be transferable by Participant except by will or the laws of descent and distribution. Any purported transfer in violation of this Section 7 shall be null and void, and the purported transferee shall obtain no rights with respect to the RSUs or the shares of Common Stock underlying the RSUs.

8.
Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Agreement and the Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to Participant. This Agreement and the Plan will be administered in a manner consistent with this intent, and any provision that would cause the Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participant).

9.
Adjustments. Subject to Section 11 of the Plan, the Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the RSUs and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participant that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

10.	No Right to Future Awards. This award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards.
11.
Relation to Other Benefits. Any economic or other benefit to Participant under this Agreement or the Plan will not be taken into account in determining any benefits to which Participant may be entitled under any profit sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.

12.
Processing of Information. Information about Participant and Participant’s award of RSUs may be collected, recorded and held, used and disclosed for any purpose related to the administration of the award. Participant understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within Participant’s country or elsewhere, including the United States of America. Participant consents to the processing of information relating to Participant and Participant’s receipt of the shares of Common Stock in any one or more of the ways referred to above.

13.
Amendments. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent the amendment is applicable to this Agreement; provided, however, that no amendment will adversely affect in a material manner the rights of Participant with respect to the Common Stock or other securities covered by this Agreement without Participant’s consent. Notwithstanding the foregoing, the limitation requiring the consent of Participant to certain amendments will not apply to any amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the Code, Section 10D of the Exchange Act, or other applicable law.
14.
Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid or unenforceable, the remainder of this Agreement and the application of such provision in any other person or circumstances shall not be affected, and the provisions so held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.

15.
Governing Law. This Agreement is made under, and will be construed in accordance with, the internal substantive laws of the State of Delaware. Participant agrees that the state and federal courts located in the State of Delaware will have jurisdiction in any action, suit or proceeding against Participant based on or arising out of this Agreement and Participant hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against Participant; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.

[SIGNATURES ON FOLLOWING PAGE]

This Agreement is executed by the Company on this 20 day of May, 2026.

ANTERIS TECHNOLOGIES GLOBAL CORP.

By:	/s/ John Seaberg
John Seaberg

The undersigned Participant hereby acknowledges receipt of an executed original of this Agreement and accepts the right to receive the RSUs and the shares of Common Stock or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

/s/ Susan Knight
Participant

Date: 5/20/2026

Appendix D
ANTERIS TECHNOLOGIES GLOBAL CORP. EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF NONQUALIFIED STOCK OPTION
(U.S. NON-EMPLOYEE DIRECTOR)
Anteris Technologies Global Corp., a Delaware corporation (the “Company”), has awarded to Optionee, as identified below, an Option Right (the “Option”) to purchase the number of shares of Common Stock set forth below. The Option is subject to all of the terms and conditions as set forth in this Notice of Grant (this “Notice”), as well as in the Company’s Equity Incentive Plan (the “Plan”) and the Non-Employee Director Nonqualified Stock Option Agreement (the “Agreement”), both of which are attached hereto and incorporated in their entirety. Notwithstanding the foregoing, the effectiveness of the provisions of this Notice and Agreement (and any corresponding benefits to Optionee) is subject to receipt of stockholder approval of the issue of the Option to Optionee in accordance with the requirements of the Australian Securities Exchange (“ASX”) Listing Rules (“ASX Listing Rules”), including for the purposes of ASX Listing Rule 10.14. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement, as applicable. In the event of any conflict between the terms of the Agreement and the Plan, the terms of the Plan will control.

Optionee:	[ ]
Type of Grant:	Nonqualified Option Right
Date of Grant:	[ ]
Shares subject to Option:	[ ] shares of Common Stock
Option Price (per share):	[ ]
Vesting Schedule:
The shares of Common Stock subject to the Option will vest and become exercisable on the earlier of the first anniversary of the Date of Grant and the date of the first annual meeting of stockholders of the Company that occurs after the Date of Grant (the “Vesting Date”), subject to Optionee remaining in the continuous service of the Company as a non-employee Director through the Vesting Date.

By the Company’s and Optionee’s signatures to the Agreement, the Company and Optionee agree that the Option is governed by the Notice and by the provisions of the Plan and the Agreement, both of which are attached to and made a part of this document. Optionee acknowledges receipt of copies of the Plan and the Agreement, represents that Optionee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.
The Company has caused the Notice and the Agreement to be effective as of the Date of Grant.

ANTERIS TECHNOLOGIES GLOBAL CORP.

Non-Employee Director Nonqualified Stock Option Agreement
Anteris Technologies Global Corp. (the “Company”), has awarded Optionee, as referenced in the Notice of Grant (the “Notice”), to which this Non-Employee Director Nonqualified Stock Option Agreement (this “Agreement”) is attached, an option to purchase the number of shares of Common Stock indicated in the Notice (the “Option”) that is subject to the Company’s Equity Incentive Plan (the “Plan”), the Notice, and this Agreement. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. All terms used in this Agreement with initial capital letters that are defined in the Plan and not otherwise defined herein have the meanings assigned to them in the Plan.
Notwithstanding anything to the contrary in this Agreement, the effectiveness of the provisions of this Agreement (and any corresponding benefits to Optionee) is subject to receipt of stockholder approval of the issue of the Option to the Optionee in accordance with the requirements of the ASX Listing Rules, including ASX Listing Rule 10.14.
1. Grant of Option. Subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company has granted to Optionee, as of the Date of Grant, an Option to purchase the number of shares of Common Stock set forth in the Notice at the Option Price specified therein. The Option Price represents at least the Market Value per Share on the Date of Grant. The Option is intended to be a nonqualified stock option for U.S. tax purposes.
2. Option Not Transferrable. Optionee’s right to the Option shall not be transferable by Optionee except by will or the laws of descent and distribution. Any purported transfer in violation of this Section 2 shall be null and void, and the purported transferee shall obtain no rights with respect to the Option or the underlying shares of Common Stock.
3. Vesting of Option. Except as otherwise provided herein, the Option shall vest and become exercisable (“Vest,” or “Vested”) as set forth in the Notice if Optionee remains in the continuous service of the Company as a non-employee Director in accordance with the Vesting Schedule set forth in the Notice (the period from the Date of Grant until the last vesting date of the Vesting Schedule, the “Vesting Period”). Any portion of the Option that does not so become Vested will be forfeited, including, except as provided in Section 4 below, if Optionee ceases to remain in the continuous service of the Company as a non-employee Director prior to the end of the Vesting Period. For purposes of this Agreement, Optionee’s continuous service as a non-employee Director shall not be deemed to have been interrupted, and Optionee shall not be deemed to have ceased serving the Company as a non-employee Director, by reason of any commencement of employment with the Company or its Subsidiaries. In the event that Optionee shall intentionally commit an act that the Committee determines to be materially adverse to the interests of the Company or a Subsidiary, Optionee’s rights with respect to the Option shall be forfeited at the time of that determination notwithstanding any other provision of this Agreement to the contrary.
4. Change in Control. Notwithstanding the provisions of Section 3 of this Agreement, and subject to the exercise and payment provisions of Section 6 hereof (and to the extent the Option has not been forfeited pursuant to Section 5 hereof), upon the consummation of a Change in Control that occurs during the Vesting Period while Optionee remains in the continuous service of the Company as a non-employee Director, any portion of the Option that has not yet Vested will immediately Vest in full.
5. Right To Exercise; Termination of the Option. Any portion of the Option that becomes Vested in accordance with Section 3 or Section 4 shall remain exercisable until, and shall terminate on, the earliest of the following dates:
(a)	Ninety (90) days after any termination of Optionee’s continuous service to the Company as a non-employee Director, unless such termination is due to Optionee’s death or Permanent Disability
(b)	One (1) year after a termination of Optionee’s continuous service as a non-employee Director, if such termination is due to Optionee’s death or Permanent Disability; and
(c)	Ten (10) years from the Date of Grant.

For purposes of this Section 5, “Permanent Disability” means that Optionee has become “disabled” within the meaning of Section 409A(a)(2)(C) of the Code. For the avoidance of doubt, any portion of the Option that remains outstanding, whether or not Vested, will terminate immediately on the tenth anniversary of the Date of Grant.
6. Exercise and Payment of Option. To the extent exercisable, the Option may be exercised in whole or in part from time to time and will be settled in Common Stock by Optionee giving written notice to the Company at its principal office specifying the number of shares of Common Stock for which the Option is to be exercised and paying the aggregate Option Price for such Common Stock. Payment of the Option Price by Optionee shall be (a) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (b) subject to any conditions or limitations established by the Board or the Committee, by the withholding of Common Stock otherwise issuable upon exercise of the Option pursuant to a “net exercise” arrangement, (c) by a combination of such methods of payment, or (d) by such other methods as may be approved by the Board or the Committee.
7. No Dividend Equivalents. Optionee shall not be entitled to dividends or dividend equivalents with respect to the Option or the Common Stock underlying the Option until such Common Stock is issued after the exercise of the Option (or portion thereof).
8. Compensation Recovery; Other Acknowledgements.
(a)
Notwithstanding anything in this Agreement to the contrary, Optionee acknowledges and agrees that this Agreement and the award described herein (and any settlement thereof) are subject to the terms and conditions of the Company’s clawback policy or policies as may be in effect from time to time, including specifically to implement Section 10D of the Exchange Act and any applicable rules or regulations promulgated thereunder (including applicable rules and regulations of any national securities exchange on which the Common Stock at any point may be traded) (the “Compensation Recovery Policy”), and that, to the extent the Compensation Recovery Policy, by its terms, is applicable to Optionee’s Option, applicable terms of this Agreement will be (if necessary) deemed superseded by and subject to the terms and conditions of the Compensation Recovery Policy from and after the effective date thereof. Further, by accepting the Option covered by this Agreement, Optionee (i) consents to be bound by the terms of the Compensation Recovery Policy, as applicable, (ii) agrees and acknowledges that Optionee is obligated to and will cooperate with, and will provide any and all assistance necessary to, the Company in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Company policy, and (iii) agrees that the Company may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy, in each case from and after the effective dates thereof. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from Optionee of any such amounts, including from Optionee’s accounts or from any other compensation, to the extent permissible under Section 409A of the Code.

(b)
Nothing in this Agreement (or in any other agreement, contract or arrangement with the Company or its Subsidiaries or affiliates, or in any policy, procedure or practice of the Company or its Subsidiaries or affiliates) (a) prevents Optionee from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations or (b) limits Optionee’s right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, the Dodd-Frank Wall Street Reform and Consumer Protection Act or The Sarbanes-Oxley Act of 2002).

9. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws, including any applicable laws of Australia; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue the Option or any shares of Common Stock underlying the Option if the issuance or payment thereof would result in violation of any such law.

10. Adjustments. Subject to Section 11 of the Plan, the Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the Option and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Optionee that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.
11. Rights as a Stockholder. Optionee will not have any rights as a Stockholder with respect to any Common Stock granted to him or her under this Agreement prior to the date as of which he or she is actually recorded as the holder of such Common Stock upon the share records of the Company.
12. No Right to Future Awards. This award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards.
13. Relation to Other Benefits. Any economic or other benefit to Optionee under this Agreement or the Plan will not be taken into account in determining any benefits to which Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.
14. Processing of Information. Information about Optionee and Optionee’s award of the Option may be collected, recorded and held, used and disclosed for any purpose related to the administration of the award. Optionee understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within Optionee’s country or elsewhere, including the United States of America. Optionee consents to the processing of information relating to Optionee and Optionee’s receipt of the shares of Common Stock in any one or more of the ways referred to above.
15. Amendments. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent the amendment is applicable to this Agreement; provided, however, that no amendment will adversely affect in a material manner the rights of Optionee with respect to the Common Stock or other securities covered by this Agreement without Optionee’s consent. Notwithstanding the foregoing, the limitation requiring the consent of Optionee to certain amendments will not apply to any amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the Code, Section 10D of the Exchange Act, or other applicable law.
16. Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid or unenforceable, the remainder of this Agreement and the application of such provision in any other person or circumstances shall not be affected, and the provisions so held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.
17. Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the Option and Optionee’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
18. Governing Law. This Agreement is made under, and will be construed in accordance with, the internal substantive laws of the State of Delaware. Optionee agrees that the state and federal courts located in the State of Delaware will have jurisdiction in any action, suit or proceeding against Optionee based on or arising out of this Agreement and Optionee hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against Optionee; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.
19. Successors and Assigns. Without limiting Section 2 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee, and the successors and assigns of the Company.

This Agreement is executed by the Company on this [   ] day of [    ], 2026.

ANTERIS TECHNOLOGIES GLOBAL CORP.

By:

The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement and accepts the right to receive the Option and the shares of Common Stock or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

Optionee

Date:

Appendix E
ANTERIS TECHNOLOGIES GLOBAL CORP. EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF NONQUALIFIED STOCK OPTION
(AUSTRALIA NON-EMPLOYEE DIRECTOR)
Anteris Technologies Global Corp., a Delaware corporation (the “Company”), has awarded to Optionee, as identified below, an Option Right (the “Option”) to purchase the number of CHESS Depositary Interests (“CDIs”) set forth below. The Option is subject to all of the terms and conditions as set forth in this Notice of Grant (this “Notice”), as well as in the Company’s Equity Incentive Plan (the “Plan”) and the Non-Employee Director Nonqualified Stock Option Agreement (the “Agreement”), both of which are attached hereto and incorporated in their entirety. Notwithstanding the foregoing, the effectiveness of the provisions of this Notice and Agreement (and any corresponding benefits to Optionee) is subject to receipt of stockholder approval of the issue of the Option to Optionee in accordance with the requirements of the Australian Securities Exchange (“ASX”) Listing Rules (“ASX Listing Rules”), including for the purposes of ASX Listing Rule 10.14. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement, as applicable. In the event of any conflict between the terms of the Agreement and the Plan, the terms of the Plan will control.

Optionee:	[ ]
Type of Grant:	Nonqualified Option Right
Date of Grant:	[ ]
CDIs subject to Option:	[ ] CDIs
Option Price (per CDI):	[ ]
Vesting Schedule:
The CDIs subject to the Option will vest and become exercisable on the earlier of the first anniversary of the Date of Grant and the date of the first annual meeting of stockholders of the Company that occurs after the Date of Grant (the “Vesting Date”), subject to Optionee remaining in the continuous service of the Company as a non-employee Director through the Vesting Date.

By the Company’s and Optionee’s signatures to the Agreement, the Company and Optionee agree that the Option is governed by the Notice and by the provisions of the Plan and the Agreement, both of which are attached to and made a part of this document. Optionee acknowledges receipt of copies of the Plan and the Agreement, represents that Optionee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.
The Company has caused the Notice and the Agreement to be effective as of the Date of Grant.
Notwithstanding any other provision of the Notice, the Plan or the Agreement, if the Optionee accepts the Option fewer than 14 days following the date of distribution of the applicable grant materials (including the offer document), then, irrespective of the Date of Grant and the date on which Optionee accepts the Option, Optionee’s acceptance of the Option will be deemed to occur on a non-revocable basis and Optionee will be deemed to have acquired the Option on the last day of the 14-day period following the date of distribution of the applicable grant materials (including the offer document).

ANTERIS TECHNOLOGIES GLOBAL CORP.

Non-Employee Director Nonqualified Stock Option Agreement
Anteris Technologies Global Corp. (the “Company”), has awarded Optionee, as referenced in the Notice of Grant (the “Notice”), to which this Nonqualified Stock Option Agreement (this “Agreement”) is attached, an option to purchase the number of CDIs indicated in the Notice (the “Option”) that is subject to the Company’s Equity Incentive Plan (the “Plan”), the Notice, and this Agreement. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. All terms used in this Agreement with initial capital letters that are defined in the Plan and not otherwise defined herein have the meanings assigned to them in the Plan.
Notwithstanding anything to the contrary in this Agreement, the effectiveness of the provisions of this Agreement (and any corresponding benefits to Optionee) is subject to receipt of stockholder approval of the issue of the Option to the Optionee in accordance with the requirements of the ASX Listing Rules, including ASX Listing Rule 10.14.
1. Grant of Option. Subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company has granted to Optionee, as of the Date of Grant, an Option to purchase the number of CDIs set forth in the Notice at the Option Price specified therein. The Option Price represents at least the Market Value per Share on the Date of Grant. The Option is intended to be a nonqualified stock option for U.S. tax purposes.
2. Option Not Transferrable. Optionee’s right to the Option shall not be transferable by Optionee except by will or the laws of descent and distribution. Any purported transfer in violation of this Section 2 shall be null and void, and the purported transferee shall obtain no rights with respect to the Option or the underlying CDIs.
3. Vesting of Option. Except as otherwise provided herein, the Option shall vest and become exercisable (“Vest,” or “Vested”) as set forth in the Notice if Optionee remains in the continuous service of the Company as a non-employee Director in accordance with the Vesting Schedule set forth in the Notice (the period from the Date of Grant until the last vesting date of the Vesting Schedule, the “Vesting Period”). Any portion of the Option that does not so become Vested will be forfeited, including, except as provided in Section 4 below, if Optionee ceases to remain in the continuous service of the Company as a non-employee Director prior to the end of the Vesting Period. For purposes of this Agreement, Optionee’s continuous service as a non-employee Director shall not be deemed to have been interrupted, and Optionee shall not be deemed to have ceased serving the Company as a non-employee Director, by reason of any commencement of employment with the Company or its Subsidiaries. In the event that Optionee shall intentionally commit an act that the Committee determines to be materially adverse to the interests of the Company or a Subsidiary, Optionee’s rights with respect to the Option shall be forfeited at the time of that determination notwithstanding any other provision of this Agreement to the contrary.
4. Change in Control. Notwithstanding the provisions of Section 3 of this Agreement, and subject to the exercise and payment provisions of Section 6 hereof (and to the extent the Option has not been forfeited pursuant to Section 5 hereof), upon the consummation of a Change in Control that occurs during the Vesting Period while Optionee remains in the continuous service of the Company as a non-employee Director, any portion of the Option that has not yet Vested will immediately Vest in full.
5. Right To Exercise; Termination of the Option. Any portion of the Option that becomes Vested in accordance with Section 3 or Section 4 shall remain exercisable until, and shall terminate on, the earliest of the following dates:
(a)	Ninety (90) days after any termination of Optionee’s continuous service to the Company as a non-employee Director, unless such termination is due to Optionee’s death or Permanent Disability;
(b)	One (1) year after a termination of Optionee’s continuous service as a non-employee Director, if such termination is due to Optionee’s death or Permanent Disability; and
(c)	Ten (10) years from the Date of Grant.
For purposes of this Section 5, “Permanent Disability” means that Optionee has become “disabled” within the meaning of Section 409A(a)(2)(C) of the Code. For the avoidance of doubt, any portion of the Option that remains outstanding, whether or not Vested, will terminate immediately on the tenth anniversary of the Date of Grant.

6. Exercise and Payment of Option. To the extent exercisable, the Option may be exercised in whole or in part from time to time and will be settled in CDIs by Optionee giving written notice to the Company at its principal office specifying the number of CDIs for which the Option is to be exercised and paying the aggregate Option Price for such CDIs. Payment of the Option Price by Optionee shall be (a) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (b) subject to any conditions or limitations established by the Board or the Committee, by the withholding of CDIs otherwise issuable upon exercise of the Option pursuant to a “net exercise” arrangement, (c) by a combination of such methods of payment, or (d) by such other methods as may be approved by the Board or the Committee.
7. No Dividend Equivalents. Optionee shall not be entitled to dividends or dividend equivalents with respect to the Option or the CDIs underlying the Option until such CDI is issued after the exercise of the Option (or portion thereof).
8. Compensation Recovery; Other Acknowledgements.
(a)
Notwithstanding anything in this Agreement to the contrary, Optionee acknowledges and agrees that this Agreement and the award described herein (and any settlement thereof) are subject to the terms and conditions of the Company’s clawback policy or policies as may be in effect from time to time, including specifically to implement Section 10D of the Exchange Act and any applicable rules or regulations promulgated thereunder (including applicable rules and regulations of any national securities exchange on which the CDIs at any point may be traded) (the “Compensation Recovery Policy”), and that, to the extent the Compensation Recovery Policy, by its terms, is applicable to Optionee’s Option, applicable terms of this Agreement will be (if necessary) deemed superseded by and subject to the terms and conditions of the Compensation Recovery Policy from and after the effective date thereof. Further, by accepting the Option covered by this Agreement, Optionee (i) consents to be bound by the terms of the Compensation Recovery Policy, as applicable, (ii) agrees and acknowledges that Optionee is obligated to and will cooperate with, and will provide any and all assistance necessary to, the Company in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Company policy, and (iii) agrees that the Company may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy, in each case from and after the effective dates thereof. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from Optionee of any such amounts, including from Optionee’s accounts or from any other compensation, to the extent permissible under Section 409A of the Code.

(b)
Nothing in this Agreement (or in any other agreement, contract or arrangement with the Company or its Subsidiaries or affiliates, or in any policy, procedure or practice of the Company or its Subsidiaries or affiliates) (a) prevents Optionee from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations or (b) limits Optionee’s right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, the Dodd-Frank Wall Street Reform and Consumer Protection Act or The Sarbanes-Oxley Act of 2002).

9. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal, state, and non-U.S. securities laws and listing requirements; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue the Option or any CDIs underlying the Option if the issuance or payment thereof would result in violation of any such law.
10. Adjustments. Subject to Section 11 of the Plan, the Committee shall make or provide for such adjustments in the number of and kind of CDIs covered by the Option and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Optionee that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.
11. Rights as a Stockholder. Optionee will not have any rights as a Stockholder with respect to any CDIs granted to him or her under this Agreement prior to the date as of which he or she is actually recorded as the holder of such CDIs upon the share records of the Company.
12. No Right to Future Awards. This award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards.
13. Relation to Other Benefits. Any economic or other benefit to Optionee under this Agreement or the Plan will not be taken into account in determining any benefits to which Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.
14. Processing of Information. Information about Optionee and Optionee’s award of the Option may be collected, recorded and held, used and disclosed for any purpose related to the administration of the award. Optionee understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within Optionee’s country or elsewhere, including the United States of America. Optionee consents to the processing of information relating to Optionee and Optionee’s receipt of the CDIs in any one or more of the ways referred to above.
15. Amendments. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent the amendment is applicable to this Agreement; provided, however, that no amendment will adversely affect in a material manner the rights of Optionee with respect to the CDIs or other securities covered by this Agreement without Optionee’s consent. Notwithstanding the foregoing, the limitation requiring the consent of Optionee to certain amendments will not apply to any amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the Code, Section 10D of the Exchange Act, or other applicable law.
16. Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid or unenforceable, the remainder of this Agreement and the application of such provision in any other person or circumstances shall not be affected, and the provisions so held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.
17. Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the Option and Optionee’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
18. Governing Law. This Agreement is made under, and will be construed in accordance with, the internal substantive laws of the State of Delaware. Optionee agrees that the state and federal courts located in the State of Delaware will have jurisdiction in any action, suit or proceeding against Optionee based on or arising out of this Agreement and Optionee hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against Optionee; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.
19. Successors and Assigns. Without limiting Section 2 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee, and the successors and assigns of the Company.
20. Non-U.S. Addendum. Notwithstanding any provision of this Agreement, Optionee’s Option shall also be subject to any special terms and conditions as set forth on Appendix A attached hereto (“Appendix A”). Appendix A shall constitute part of this Agreement.
[SIGNATURES ON NEXT PAGE]

This Agreement is executed by the Company on this [  ] day of [   ], 2026.

ANTERIS TECHNOLOGIES GLOBAL CORP.

By:

The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement and accepts the right to receive the Option and the CDIs or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

Optionee

Date:

APPENDIX A

Non-U.S. Addendum
(Australia Non Employee Director)
TERMS AND CONDITIONS
This Appendix A, which is part of the Nonqualified Stock Option Agreement (the “Agreement”), contains special terms and conditions of the nonqualified stock options (the “Option”) granted to Optionees who reside in Australia. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Anteris Technologies Global Corp. Equity Incentive Plan, as may be amended or amended and restated from time to time (the “Plan”), the Agreement and/or the Notice.
NOTIFICATIONS
This Appendix A also includes information regarding exchange control and certain other issues of which Optionees in Australia should be aware with respect to the Option. The information is based on the securities, exchange control and other laws in effect in Australia as of September 2026. Such laws are often complex and change frequently. Anteris Technologies Global Corp. (the “Company”) therefore strongly recommends that Optionees do not rely on the information in this Appendix A as the only source of information relating to the consequences of the Option because such information may be outdated when an Optionee exercises any CDIs subject to the Option after vesting and/or an Optionee sells any CDIs after exercising.
In addition, the information contained herein is general in nature and may not apply to an Optionee’s particular situation, and the Company is not in a position to assure Optionees of a particular result. Accordingly, Optionees should seek appropriate professional advice as to how the relevant laws in Australia may apply to their situation.
AUSTRALIA-SPECIFIC TERMS AND CONDITIONS
1. Nature of Grant. Optionee acknowledges that:
(a) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan, the Agreement or the Notice;
(b) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past;
(c) all decisions with respect to future grants of Options, if any, will be at the sole discretion of the Company;
(d) Optionee is voluntarily participating in the Plan;
(e) the Options are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, its Subsidiaries, and/or its affiliates, and that is outside the scope of Optionee’s service relationship with the Company or its affiliates, if any;
(f) the Options are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of employment payments, bonuses, long employment awards, pension or retirement benefits or similar payments;
(g) the future value of the underlying CDIs is unknown and cannot be predicted with certainty; and
(h) in consideration of the grant of the Options, no claim or entitlement to compensation or damages shall arise from forfeiture or termination of the Options or diminution in value of the Options or the CDIs resulting from Optionee’s termination of continuous service (for any reason whatsoever and whether or not in breach of local labor laws, except if and only as otherwise expressly provided for in this Appendix A).
2. Prospectus Information. Copies of the “Offer Document” and “Australia Addendum” that Optionees have received along with the Plan, the Agreement and Notice contain additional terms and conditions that govern the Options that have been granted to Optionees. Please review those documents carefully. In addition, the written or other materials provided to Optionees in connection with the Options have been prepared for the purpose of complying with the relevant United States securities regulations and applicable stock exchange requirements. The information disclosed may not be the same as that which must be disclosed in a prospectus prepared under Australian law.
3.  Taxation. By accepting the grant of the Options, Optionee acknowledges that Optionee does not hold a beneficial interest in more than 10% of the shares of the Company, and Optionee is not in a position to cast, or to control the casting of, more than 10% of the maximum number of votes that might be cast at a general meeting of the Company.
4. Subdivision 83A-C. Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies to the Plan (subject to the requirements of that Act).
AUSTRALIA-SPECIFIC NOTIFICATIONS
1. No Financial Advice. Any advice given by any person in connection with the Options is general advice only, and Optionees should consider obtaining their own financial product advice from an independent person who is licensed by the Australian Securities and Investments Commission to give such advice.
2. Securities Law Information. If an Optionee acquires CDIs and offers them for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Optionees should obtain legal advice on disclosure obligations prior to making any such offer.
3.  Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers. The Australian bank assisting with the transaction will file the report. If there is no Australian bank involved in the transfer, Optionees will be required to file the report.

Appendix F
ANTERIS TECHNOLOGIES GLOBAL CORP. EQUITY INCENTIVE PLAN
NOTICE OF CONTINGENT GRANT OF NONQUALIFIED STOCK OPTION
Anteris Technologies Global Corp., a Delaware corporation (the “Company”), has awarded to Optionee, as identified below, an Option Right (the “Option”) to purchase the number of shares of Common Stock set forth below. The Option is subject to all of the terms and conditions as set forth in this Notice of Contingent Grant (this “Notice”), as well as in the Company’s Equity Incentive Plan (the “Plan”) and the Nonqualified Stock Option Agreement (the “Agreement”), both of which are attached hereto and incorporated in their entirety. Notwithstanding the foregoing, the effectiveness of the provisions of this Notice and Agreement (and any corresponding benefits to Optionee) is subject to receipt of stockholder approval of the issue of the Option to Optionee in accordance with the requirements of the Australian Securities Exchange (“ASX”) Listing Rules (“ASX Listing Rules”), including for the purposes of ASX Listing Rule 10.14. For the purpose of clarity, if stockholders of the Company do not approve the issue of the Option for purposes of ASX Listing Rule 10.14 at the applicable meeting of the Company’s stockholders, then the Notice and the Agreement and the Option award thereunder will be of no further force or effect. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement, as applicable. In the event of any conflict between the terms of the Agreement and the Plan, the terms of the Plan will control.

Optionee:	Wayne Paterson
Type of Grant:	Nonqualified Option Right
Date of Contingent Grant:	September 13, 2026
Shares subject to Option:	1,200,000 shares of Common Stock
Option Price (per share):	$8.35
Vesting Schedule:
One-fourth of the shares of Common Stock subject to the Option shall vest and become exercisable on each of the first four anniversaries of the Date of Contingent Grant (each, a “Vesting Date”), subject to Optionee remaining in the continuous employment of the Company or a Subsidiary on each such Vesting Date.

By the Company’s and Optionee’s signatures to the Agreement, the Company and Optionee agree that the Option is governed by the Notice and by the provisions of the Plan and the Agreement, both of which are attached to and made a part of this document. Optionee acknowledges receipt of copies of the Plan and the Agreement, represents that Optionee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.
The Company has caused the Notice and the Agreement to be effective as of the Date of Contingent Grant.

ANTERIS TECHNOLOGIES GLOBAL CORP.

Nonqualified Stock Option Agreement
Anteris Technologies Global Corp. (the “Company”), has awarded Optionee, as referenced in the Notice of Contingent Grant (the “Notice”), to which this Nonqualified Stock Option Agreement (this “Agreement”) is attached, on a contingent basis, an option to purchase the number of shares of Common Stock indicated in the Notice (the “Option”) that is subject to the Company’s Equity Incentive Plan (the “Plan”), the Notice, this Agreement, and stockholder approval as set forth in the Notice. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. All terms used in this Agreement with initial capital letters that are defined in the Plan and not otherwise defined herein have the meanings assigned to them in the Plan.
Notwithstanding anything to the contrary in this Agreement, the effectiveness of the provisions of this Agreement (and any corresponding benefits to Optionee) is subject to receipt of stockholder approval of the issue of the Option to the Optionee in accordance with the requirements of the ASX Listing Rules, including ASX Listing Rule 10.14. For the purpose of clarity, if stockholders of the Company do not approve the issue of the Option for purposes of ASX Listing Rule 10.14 at the applicable meeting of the Company’s stockholders, then this Agreement and the Option award hereunder will be deemed cancelled and of no further force or effect.
1. Grant of Option. Subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company has granted to Optionee, as of the Date of Contingent Grant, an Option to purchase the number of shares of Common Stock set forth in the Notice at the Option Price specified therein. The Option Price represents at least the Market Value per Share on the Date of Contingent Grant. The Option is intended to be a nonqualified stock option for U.S. tax purposes.
2. Option Not Transferrable. Optionee’s right to the Option shall not be transferable by Optionee except by will or the laws of descent and distribution. Any purported transfer in violation of this Section 2 shall be null and void, and the purported transferee shall obtain no rights with respect to the Option or the underlying shares of Common Stock.
3. Vesting of Option. Except as otherwise provided herein, the Option shall vest and become exercisable (“Vest,” or “Vested”) as set forth in the Notice if Optionee remains continuously employed by the Company or a Subsidiary in accordance with the Vesting Schedule set forth in the Notice (the period from the Date of Contingent Grant until the last Vesting Date of the Vesting Schedule, the “Vesting Period”). Any portion of the Option that does not so become Vested will be forfeited, including, except as provided in Section  4 below, if Optionee ceases to be continuously employed by the Company or a Subsidiary prior to the end of the Vesting Period. For purposes of this Agreement, “continuous employment” (or substantially similar terms) means the absence of any interruption or termination of Optionee’s employment relationship, as applicable, with the Company or a Subsidiary. Continuous employment shall not be considered interrupted or terminated in the case of a transfer of employment among the Company and its Subsidiaries or if Optionee is absent on leave approved by a duly constituted officer of the Company or its Subsidiaries.
4. Alternative Vesting of Option. Notwithstanding the provisions of Section 3 of this Agreement, and subject to the exercise and payment provisions of Section 6 hereof, to the extent the Option has not been forfeited pursuant to Section 5 hereof, the Option will Vest earlier than the time provided for in Section 3 under the following circumstances:
(a)
Death or Permanent Disability. If Optionee’s employment with the Company or any Subsidiary terminates due to Optionee’s death or Permanent Disability, then any portion of the Option that has not yet Vested will immediately Vest in full. For purposes of this Agreement, “Permanently Disabled” or “Permanent Disability” means that Optionee has qualified for long-term disability benefits under a disability plan or program of the Company or a Subsidiary or, in the absence of a disability plan or program of the Company or a Subsidiary, under a government-sponsored disability program and is “disabled” within the meaning of Section 409A(a)(2)(C) of the Code.

(b)
Termination without Cause or for Good Reason. If the Company terminates Optionee’s employment with the Company or any Subsidiary other than for Cause (as defined in Section 4(d)), death or Permanent Disability or Optionee terminates his employment with the Company for Good Reason (as defined in Section 4(d)), then a pro rata portion of the shares of Common Stock subject to the Option shall Vest and become exercisable, with such pro rata portion determined by multiplying (i) the total number of shares of Common Stock subject to the Option evidenced under this Agreement by (ii) a fraction, the numerator of which is the number of calendar days that shall have elapsed from the Date of Contingent Grant until the date of such termination and the denominator of which is the number of calendar days in the full vesting period, and subtracting from such amount the number of shares of Common Stock subject to the Option (if any) that previously Vested.
(c)	Change in Control.
(i)
Upon the consummation of a Change in Control that occurs during the period that commences on the Date of Contingent Grant and ends on the final Vesting Date (such period, the “Restriction Period”) while Optionee is an employee of the Company or a Subsidiary, any portion of the Option that remains outstanding and has not yet Vested as of such Change in Control will immediately Vest in full, except to the extent that a Replacement Award for the Option is provided to Optionee.

(ii)
For purposes of this Agreement, a “Replacement Award” shall mean an award (A) of a stock option, (B) that has a value at least equal to the value of the Option, (C) that relates to publicly traded equity securities of the Company or its successor in the Change in Control (or another entity that is affiliated with the Company or its successor following the Change in Control) (the “Successor”), (D) the tax consequences of which, under the Code, if Optionee is subject to U.S. federal income tax under the Code, are not less favorable to Optionee than the tax consequences of the Option, (E) that Vests in full upon a termination of Optionee’s employment with the Company or the Successor without Cause by the Company or the Successor or for Good Reason by Optionee within a period of two years after the Change in Control (each such termination event, a “Qualifying Termination”), and (F) the other terms and conditions of which are not less favorable to Optionee than the terms and conditions of the Option (including the provisions that would apply in the event of a subsequent Change in Control). A Replacement Award may be granted only to the extent it conforms to the requirements of Treasury Regulation 1.409A-3(i)(5)(iv)(B) or otherwise does not result in the Option or Replacement Award failing to comply with Section 409A of the Code. Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Option if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 4(b)(ii) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(iii)
If a Replacement Award is provided, (A) the terms of the Replacement Award will govern the Vesting and payment of the Replacement Award and (B) notwithstanding anything in this Agreement to the contrary, any outstanding portion of the Option which at the time of the Change in Control is not subject to a “substantial risk of forfeiture” (within the meaning of Section 409A of the Code) will be deemed to be Vested at the time of such Change in Control.

(d)	Definitions. For purposes of this Section 4:
(i)
“Cause” means “Cause” (or a term of substantively similar meaning) as defined in an individual employment agreement in effect as of the Date of Contingent Grant between Optionee and the Company or any Subsidiary or, if Optionee does not have an employment agreement as of the Date of Contingent Grant (or such employment agreement does not define “Cause”), then “Cause” means with respect to Optionee: (A) any intentional act of fraud, embezzlement or theft in connection with Optionee’s duties with the Company, its Subsidiaries, or Successor, (B) any intentional wrongful disclosure of secret processes or confidential information of the Company, its Subsidiaries, or Successor, or (C) any intentional wrongful engagement in any competitive activity that would constitute a material breach of Optionee’s duty of loyalty to the Company, its Subsidiaries, or Successor; provided, that, no act, or failure to act, on the part of Optionee will be deemed “intentional” unless done or omitted to be done by Optionee not in good faith and without reasonable belief that Optionee’s action or omission was in or not opposed to the best interest of the Company, its Subsidiaries, or Successor; and further provided, that for any Optionee who is party to an individual severance or employment agreement with the Company or a Subsidiary defining Cause, “Cause” will have the meaning set forth in such agreement.

(ii)
“Good Reason” means “Good Reason” (or a term of substantively similar meaning) as defined in an individual employment agreement in effect as of the Date of Contingent Grant between Optionee and the Company or any Subsidiary or, if Optionee does not have an employment agreement as of the Date of Contingent Grant (or such employment agreement does not define “Good Reason”), then “Good Reason” means a material reduction in the nature or scope of the responsibilities, authorities or duties of Optionee attached to Optionee’s position held immediately prior to the Change in Control, a change of more than 60 miles in the location of Optionee’s principal office immediately prior to the Change in Control, or a material reduction in Optionee’s remuneration upon or after the Change in Control; provided, that, no later than 90 days following an event constituting Good Reason, Optionee gives notice to the Successor of the occurrence of such event, the Successor fails to cure the event within 30 days following the receipt of such notice, and Optionee’s employment is terminated within 30 days thereafter.

5. Right To Exercise; Termination of the Option. Any portion of the Option that becomes Vested in accordance with Section  3 or Section  4 shall remain exercisable until, and shall terminate on, the earliest of the following dates:
(a)
Ninety (90) days after any termination of Optionee’s employment, including a Qualifying Termination in connection with a Change in Control, unless such termination of employment (i) is due to Optionee’s death or Permanent Disability as described in Section 4(a) or (ii) is a result of a termination for Cause as defined in Section 4(b)(iii);

(b)	One (1) year after Optionee’s death if such death occurs while Optionee is employed by the Company or any Subsidiary;
(c)	One (1) year after Optionee’s termination of employment due to Permanent Disability;
(d)	The date of termination of Optionee’s employment by the Company or any Subsidiary for Cause; or
(e)	Ten (10) years from the Date of Contingent Grant.
For the avoidance of doubt, any portion of the Option that remains outstanding, whether or not Vested, will terminate immediately on the tenth anniversary of the Date of Contingent Grant. Further, notwithstanding the foregoing, in the event that any portion of the Option becomes Vested in accordance with Section 3 or Section 4 prior to the approval of the issue of the Option by the Company’s stockholders, such portion of the Option will not be exercisable unless and until such approval is obtained.
6. Exercise and Payment of Option. To the extent exercisable, the Option may be exercised in whole or in part from time to time and will be settled in Common Stock by Optionee giving written notice to the Company at its principal office specifying the number of shares of Common Stock for which the Option is to be exercised and paying the aggregate Option Price for such Common Stock. Payment of the Option Price by Optionee shall be (a) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (b) subject to any conditions or limitations established by the Board or the Committee, by the withholding of Common Stock otherwise issuable upon exercise of the Option pursuant to a “net exercise” arrangement, (c) by a combination of such methods of payment, or (d) by such other methods as may be approved by the Board or the Committee.
7. No Dividend Equivalents. Optionee shall not be entitled to dividends or dividend equivalents with respect to the Option or the Common Stock underlying the Option until such Common Stock is issued after the exercise of the Option (or portion thereof).
8. Compensation Recovery; Other Acknowledgements.
(a)
Notwithstanding anything in this Agreement to the contrary, Optionee acknowledges and agrees that this Agreement and the award described herein (and any settlement thereof) are subject to the terms and conditions of the Company’s clawback policy or policies as may be in effect from time to time, including specifically to implement Section  10D of the Exchange Act and any applicable rules or regulations promulgated thereunder (including applicable rules and regulations of any national securities exchange on which the Common Stock at any point may be traded) (the “Compensation Recovery Policy”), and that, to the extent the Compensation Recovery Policy, by its terms, is applicable to Optionee’s Option, applicable terms of this Agreement will be (if necessary) deemed superseded by and subject to the terms and conditions of the Compensation Recovery Policy from and after the effective date thereof. Further, by accepting the Option covered by this Agreement, Optionee (i) consents to be bound by the terms of the Compensation Recovery Policy, as applicable, (ii) agrees and acknowledges that Optionee is obligated to and will cooperate with, and will provide any and all assistance necessary to, the Company in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Company policy, and (iii) agrees that the Company may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy, in each case from and after the effective dates thereof. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from Optionee of any such amounts, including from Optionee’s accounts or from any other compensation, to the extent permissible under Section 409A of the Code.
(b)
Nothing in this Agreement (or in any other agreement, contract or arrangement with the Company or its Subsidiaries or affiliates, or in any policy, procedure or practice of the Company or its Subsidiaries or affiliates) (a) prevents Optionee from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations or (b) limits Optionee’s right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, the Dodd-Frank Wall Street Reform and Consumer Protection Act or The Sarbanes-Oxley Act of 2002).

9. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws, including any applicable laws of Australia; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue the Option or any shares of Common Stock underlying the Option if the issuance or payment thereof would result in violation of any such law.
10. Adjustments. Subject to Section 11 of the Plan, the Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the Option and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Optionee that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.
11. Withholding Taxes. If the Company or any Subsidiary is required to withhold federal, state, local or foreign taxes or other amounts in connection with Optionee’s right to receive Common Stock under this Agreement, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of any such Common Stock (or the realization of any other benefit provided for under this Agreement) that Optionee make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts. Optionee may satisfy such tax obligation by paying the Company cash via personal check. Alternatively, unless otherwise determined by the Committee, Optionee may elect that all or any part of such tax obligation be satisfied by the Company’s retention of a portion of the shares of Common Stock provided for under this Agreement or by Optionee’s surrender of a portion of the shares of Common Stock that he or she has owned. In no event, however, will the Company accept shares of Common Stock for payment of taxes in excess of required tax withholding rates (unless such higher withholding amounts would not result in adverse accounting implications for the Company and the additional withholding amount is authorized by the Committee). If Optionee fails to make arrangements for the payment of required taxes or other amounts, then, unless otherwise determined by the Committee, the Company will withhold shares of Common Stock having a value equal to the amount required to be withheld. Further, notwithstanding anything in this Section 11 to the contrary, if at any time (a) Optionee is subject to reporting as a Director or an “officer” for purposes of Section 16 of the Exchange Act, (b) withholding is required with respect to the award evidenced by this Agreement, and (c) Optionee is subject to trading restrictions pursuant to a periodic or special closed trading window for the Company under its insider trading policies, then the Company will withhold shares of Common Stock otherwise payable to Optionee under this award in order to satisfy such withholding, with the number of shares of Common Stock withheld having a value equal to the amount required to be withheld. The shares of Common Stock used for tax withholding will be valued at an amount equal to the fair market value of such shares of Common Stock on the date the applicable benefit is to be included in Optionee’s income.
12. Rights as a Stockholder. Optionee will not have any rights as a Stockholder with respect to any Common Stock granted to him or her under this Agreement prior to the date as of which he or she is actually recorded as the holder of such Common Stock upon the share records of the Company.
13. Right to Terminate Employment. Nothing in this Agreement limits in any way whatsoever any right the Company or a Subsidiary may otherwise have to terminate the employment of Optionee at any time.
14. No Right to Future Awards. This award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards.
15. Relation to Other Benefits. Any economic or other benefit to Optionee under this Agreement or the Plan will not be taken into account in determining any benefits to which Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.
16. Processing of Information. Information about Optionee and Optionee’s award of the Option may be collected, recorded and held, used and disclosed for any purpose related to the administration of the award. Optionee understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within Optionee’s country or elsewhere, including the United States of America. Optionee consents to the processing of information relating to Optionee and Optionee’s receipt of the shares of Common Stock in any one or more of the ways referred to above.
17. Amendments. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent the amendment is applicable to this Agreement; provided, however, that no amendment will adversely affect in a material manner the rights of Optionee with respect to the Common Stock or other securities covered by this Agreement without Optionee’s consent. Notwithstanding the foregoing, the limitation requiring the consent of Optionee to certain amendments will not apply to any amendment that is deemed necessary by the Company to ensure compliance with Section  409A of the Code, Section 10D of the Exchange Act, or other applicable law.
18. Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid or unenforceable, the remainder of this Agreement and the application of such provision in any other person or circumstances shall not be affected, and the provisions so held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.
19. Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the Option and Optionee’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
20. Governing Law. This Agreement is made under, and will be construed in accordance with, the internal substantive laws of the State of Delaware. Optionee agrees that the state and federal courts located in the State of Delaware will have jurisdiction in any action, suit or proceeding against Optionee based on or arising out of this Agreement and Optionee hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against Optionee; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.
21. Successors and Assigns. Without limiting Section 2 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee, and the successors and assigns of the Company.

This Agreement is executed by the Company on this 19th day of October, 2026.

ANTERIS TECHNOLOGIES GLOBAL CORP.

By:	/s/ John Seaberg

The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement and accepts the right to receive the Option and the shares of Common Stock or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

/s/ Wayne Paterson
Optionee

Date: Oct 19, 2026

Appendix G
ANTERIS TECHNOLOGIES GLOBAL CORP. EQUITY INCENTIVE PLAN
NOTICE OF CONTINGENT GRANT OF NONQUALIFIED STOCK OPTION
Anteris Technologies Global Corp., a Delaware corporation (the “Company”), has awarded to Optionee, as identified below, an Option Right (the “Option”) to purchase the number of shares of Common Stock set forth below. The Option is subject to all of the terms and conditions as set forth in this Notice of Contingent Grant (this “Notice”), as well as in the Company’s Equity Incentive Plan (the “Plan”) and the Nonqualified Stock Option Agreement (the “Agreement”), both of which are attached hereto and incorporated in their entirety. Notwithstanding the foregoing, the effectiveness of the provisions of this Notice and Agreement (and any corresponding benefits to Optionee) is subject to receipt of stockholder approval of the issue of the Option to Optionee in accordance with the requirements of the Australian Securities Exchange (“ASX”) Listing Rules (“ASX Listing Rules”), including for the purposes of ASX Listing Rule 10.14. For the purpose of clarity, if stockholders of the Company do not approve the issue of the Option for purposes of ASX Listing Rule 10.14 at the applicable meeting of the Company’s stockholders, then the Notice and the Agreement and the Option award thereunder will be of no further force or effect. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement, as applicable. In the event of any conflict between the terms of the Agreement and the Plan, the terms of the Plan will control.

Optionee:	David St Denis
Type of Grant:	Nonqualified Option Right
Date of Contingent Grant:	September 13, 2026
Shares subject to Option:	414,000 shares of Common Stock
Option Price (per share):	$8.35
Vesting Schedule:
One-fourth of the shares of Common Stock subject to the Option shall vest and become exercisable on each of the first four anniversaries of the Date of Contingent Grant (each, a “Vesting Date”), subject to Optionee remaining in the continuous employment of the Company or a Subsidiary on each such Vesting Date.

By the Company’s and Optionee’s signatures to the Agreement, the Company and Optionee agree that the Option is governed by the Notice and by the provisions of the Plan and the Agreement, both of which are attached to and made a part of this document. Optionee acknowledges receipt of copies of the Plan and the Agreement, represents that Optionee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.
The Company has caused the Notice and the Agreement to be effective as of the Date of Contingent Grant.

ANTERIS TECHNOLOGIES GLOBAL CORP.

Nonqualified Stock Option Agreement
Anteris Technologies Global Corp. (the “Company”), has awarded Optionee, as referenced in the Notice of Contingent Grant (the “Notice”), to which this Nonqualified Stock Option Agreement (this “Agreement”) is attached, on a contingent basis, an option to purchase the number of shares of Common Stock indicated in the Notice (the “Option”) that is subject to the Company’s Equity Incentive Plan (the “Plan”), the Notice, this Agreement, and stockholder approval as set forth in the Notice. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. All terms used in this Agreement with initial capital letters that are defined in the Plan and not otherwise defined herein have the meanings assigned to them in the Plan.
Notwithstanding anything to the contrary in this Agreement, the effectiveness of the provisions of this Agreement (and any corresponding benefits to Optionee) is subject to receipt of stockholder approval of the issue of the Option to the Optionee in accordance with the requirements of the ASX Listing Rules, including ASX Listing Rule 10.14. For the purpose of clarity, if stockholders of the Company do not approve the issue of the Option for purposes of ASX Listing Rule 10.14 at the applicable meeting of the Company’s stockholders, then this Agreement and the Option award hereunder will be deemed cancelled and of no further force or effect.
1. Grant of Option. Subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company has granted to Optionee, as of the Date of Contingent Grant, an Option to purchase the number of shares of Common Stock set forth in the Notice at the Option Price specified therein. The Option Price represents at least the Market Value per Share on the Date of Contingent Grant. The Option is intended to be a nonqualified stock option for U.S. tax purposes.
2. Option Not Transferrable. Optionee’s right to the Option shall not be transferable by Optionee except by will or the laws of descent and distribution. Any purported transfer in violation of this Section 2 shall be null and void, and the purported transferee shall obtain no rights with respect to the Option or the underlying shares of Common Stock.
3. Vesting of Option. Except as otherwise provided herein, the Option shall vest and become exercisable (“Vest,” or “Vested”) as set forth in the Notice if Optionee remains continuously employed by the Company or a Subsidiary in accordance with the Vesting Schedule set forth in the Notice (the period from the Date of Contingent Grant until the last Vesting Date of the Vesting Schedule, the “Vesting Period”). Any portion of the Option that does not so become Vested will be forfeited, including, except as provided in Section 4 below, if Optionee ceases to be continuously employed by the Company or a Subsidiary prior to the end of the Vesting Period. For purposes of this Agreement, “continuous employment” (or substantially similar terms) means the absence of any interruption or termination of Optionee’s employment relationship, as applicable, with the Company or a Subsidiary. Continuous employment shall not be considered interrupted or terminated in the case of a transfer of employment among the Company and its Subsidiaries or if Optionee is absent on leave approved by a duly constituted officer of the Company or its subsidiaries.
4. Alternative Vesting of Option. Notwithstanding the provisions of Section 3 of this Agreement, and subject to the exercise and payment provisions of Section 6 hereof, to the extent the Option has not been forfeited pursuant to Section 5 hereof, the Option will Vest earlier than the time provided for in Section 3 under the following circumstances:
(a)
Death or Permanent Disability. If Optionee’s employment with the Company or any Subsidiary terminates due to Optionee’s death or Permanent Disability, then any portion of the Option that has not yet Vested will immediately Vest in full. For purposes of this Agreement, “Permanently Disabled” or “Permanent Disability” means that Optionee has qualified for long-term disability benefits under a disability plan or program of the Company or a Subsidiary or, in the absence of a disability plan or program of the Company or a Subsidiary, under a government-sponsored disability program and is “disabled” within the meaning of Section 409A(a)(2)(C) of the Code.

(b)	Change in Control.
(i)	Upon the consummation of a Change in Control that occurs during the period that commences on the Date of Contingent Grant and ends on the final Vesting Date (such period, the

“Restriction Period”) while Optionee is an employee of the Company or a Subsidiary, any portion of the Option that remains outstanding and has not yet Vested as of such Change in Control will immediately Vest in full, except to the extent that a Replacement Award for the Option is provided to Optionee.
(ii)
For purposes of this Agreement, a “Replacement Award” shall mean an award (A) of a stock option, (B) that has a value at least equal to the value of the Option, (C) that relates to publicly traded equity securities of the Company or its successor in the Change in Control (or another entity that is affiliated with the Company or its successor following the Change in Control) (the “Successor”), (D) the tax consequences of which, under the Code, if Optionee is subject to U.S. federal income tax under the Code, are not less favorable to Optionee than the tax consequences of the Option, (E) that Vests in full upon a termination of Optionee’s employment with the Company or the Successor without Cause (as defined in Section 4(b)(iii)) by the Company or the Successor or for Good Reason (as defined in Section 4(b)(iv)) by Optionee within a period of two years after the Change in Control (each such termination event, a “Qualifying Termination”), and (F) the other terms and conditions of which are not less favorable to Optionee than the terms and conditions of the Option (including the provisions that would apply in the event of a subsequent Change in Control). A Replacement Award may be granted only to the extent it conforms to the requirements of Treasury Regulation 1.409A-3(i)(5)(iv)(B) or otherwise does not result in the Option or Replacement Award failing to comply with Section 409A of the Code. Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Option if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 4(b)(ii) are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

(iii)
For purposes of Section 4(b)(ii), “Cause” means “Cause” (or a term of substantively similar meaning) as defined in an individual employment agreement in effect as of the Date of Contingent Grant between Optionee and the Company or any Subsidiary or, if Optionee does not have an employment agreement as of the Date of Contingent Grant (or such employment agreement does not define “Cause”), then “Cause” means with respect to Optionee: (A) any intentional act of fraud, embezzlement or theft in connection with Optionee’s duties with the Company, its Subsidiaries, or Successor, (B) any intentional wrongful disclosure of secret processes or confidential information of the Company, its Subsidiaries, or Successor, or (C) any intentional wrongful engagement in any competitive activity that would constitute a material breach of Optionee’s duty of loyalty to the Company, its Subsidiaries, or Successor; provided, that, no act, or failure to act, on the part of Optionee will be deemed “intentional” unless done or omitted to be done by Optionee not in good faith and without reasonable belief that Optionee’s action or omission was in or not opposed to the best interest of the Company, its Subsidiaries, or Successor; and further provided, that for any Optionee who is party to an individual severance or employment agreement with the Company or a Subsidiary defining Cause, “Cause” will have the meaning set forth in such agreement.

(iv)
For purposes of Section 4(b)(ii), “Good Reason” means “Good Reason” (or a term of substantively similar meaning) as defined in an individual employment agreement in effect as of the Date of Contingent Grant between Optionee and the Company or any Subsidiary or, if Optionee does not have an employment agreement as of the Date of Contingent Grant (or such employment agreement does not define “Good Reason”), then “Good Reason” means a material reduction in the nature or scope of the responsibilities, authorities or duties of Optionee attached to Optionee’s position held immediately prior to the Change in Control, a change of more than 60 miles in the location of Optionee’s principal office immediately prior to the Change in Control, or a material reduction in Optionee’s base salary upon or after the Change in Control; provided, that, no later than 90 days following an event constituting Good Reason, Participant gives notice to the Successor of the occurrence of such event, the Successor fails to cure the event within 30 days following the receipt of such notice, and Participant’s employment is terminated within 30 days thereafter.

(v)
If a Replacement Award is provided, (A) the terms of the Replacement Award will govern the Vesting and payment of the Replacement Award and (B) notwithstanding anything in this Agreement to the contrary, any outstanding portion of the Option which at the time of the Change in Control is not subject to a “substantial risk of forfeiture” (within the meaning of Section 409A of the Code) will be deemed to be Vested at the time of such Change in Control.

5. Right To Exercise; Termination of the Option. Any portion of the Option that becomes Vested in accordance with Section 3 or Section 4 shall remain exercisable until, and shall terminate on, the earliest of the following dates:
(a)
Ninety (90) days after any termination of Optionee’s employment, including a Qualifying Termination in connection with a Change in Control, unless such termination of employment (i) is due to Optionee’s death or Permanent Disability as described in Section 4(a) or (ii) is a result of a termination for Cause as defined in Section 4(b)(iii);

(b)	One (1) year after Optionee’s death if such death occurs while Optionee is employed by the Company or any Subsidiary;
(c)	One (1) year after Optionee’s termination of employment due to Permanent Disability;
(d)	The date of termination of Optionee’s employment by the Company or any Subsidiary for Cause; or
(e)	Ten (10) years from the Date of Contingent Grant.
For the avoidance of doubt, any portion of the Option that remains outstanding, whether or not Vested, will terminate immediately on the tenth anniversary of the Date of Contingent Grant. Further, notwithstanding the foregoing, in the event that any portion of the Option becomes Vested in accordance with Section 3 or Section 4 prior to the approval of the issue of the Option by the Company’s stockholders, such portion of the Option will not be exercisable unless and until such approval is obtained.
6. Exercise and Payment of Option. To the extent exercisable, the Option may be exercised in whole or in part from time to time and will be settled in Common Stock by Optionee giving written notice to the Company at its principal office specifying the number of shares of Common Stock for which the Option is to be exercised and paying the aggregate Option Price for such Common Stock. Payment of the Option Price by Optionee shall be (a) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (b) subject to any conditions or limitations established by the Board or the Committee, by the withholding of Common Stock otherwise issuable upon exercise of the Option pursuant to a “net exercise” arrangement, (c) by a combination of such methods of payment, or (d) by such other methods as may be approved by the Board or the Committee.
7. No Dividend Equivalents. Optionee shall not be entitled to dividends or dividend equivalents with respect to the Option or the Common Stock underlying the Option until such Common Stock is issued after the exercise of the Option (or portion thereof).
8. Compensation Recovery; Other Acknowledgements.
(a)
Notwithstanding anything in this Agreement to the contrary, Optionee acknowledges and agrees that this Agreement and the award described herein (and any settlement thereof) are subject to the terms and conditions of the Company’s clawback policy or policies as may be in effect from time to time, including specifically to implement Section 10D of the Exchange Act and any applicable rules or regulations promulgated thereunder (including applicable rules and regulations of any national securities exchange on which the Common Stock at any point may be traded) (the “Compensation Recovery Policy”), and that, to the extent the Compensation Recovery Policy, by its terms, is applicable to Optionee’s Option, applicable terms of this Agreement will be (if necessary) deemed superseded by and subject to the terms and conditions of the Compensation Recovery Policy from and after the effective date thereof. Further, by accepting the Option covered by this Agreement, Optionee (i) consents to be bound by the terms of the Compensation Recovery Policy, as applicable, (ii) agrees and acknowledges that Optionee is obligated to and will cooperate with, and will provide any and all assistance necessary to, the Company in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Company policy, and (iii) agrees that the Company may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy, in each case from and after the effective dates thereof. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from Optionee of any such amounts, including from Optionee’s accounts or from any other compensation, to the extent permissible under Section 409A of the Code.
(b)
Nothing in this Agreement (or in any other agreement, contract or arrangement with the Company or its Subsidiaries or affiliates, or in any policy, procedure or practice of the Company or its Subsidiaries or affiliates) (a) prevents Optionee from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations or (b) limits Optionee’s right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, the Dodd-Frank Wall Street Reform and Consumer Protection Act or The Sarbanes-Oxley Act of 2002).

9. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws, including any applicable laws of Australia; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue the Option or any shares of Common Stock underlying the Option if the issuance or payment thereof would result in violation of any such law.
10. Adjustments. Subject to Section 11 of the Plan, the Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the Option and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Optionee that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.
11. Withholding Taxes. If the Company or any Subsidiary is required to withhold federal, state, local or foreign taxes or other amounts in connection with Optionee’s right to receive Common Stock under this Agreement, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of any such Common Stock (or the realization of any other benefit provided for under this Agreement) that Optionee make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts. Optionee may satisfy such tax obligation by paying the Company cash via personal check. Alternatively, unless otherwise determined by the Committee, Optionee may elect that all or any part of such tax obligation be satisfied by the Company’s retention of a portion of the shares of Common Stock provided for under this Agreement or by Optionee’s surrender of a portion of the shares of Common Stock that he or she has owned. In no event, however, will the Company accept shares of Common Stock for payment of taxes in excess of required tax withholding rates (unless such higher withholding amounts would not result in adverse accounting implications for the Company and the additional withholding amount is authorized by the Committee). If Optionee fails to make arrangements for the payment of required taxes or other amounts, then, unless otherwise determined by the Committee, the Company will withhold shares of Common Stock having a value equal to the amount required to be withheld. Further, notwithstanding anything in this Section 11 to the contrary, if at any time (a) Optionee is subject to reporting as a Director or an “officer” for purposes of Section 16 of the Exchange Act, (b) withholding is required with respect to the award evidenced by this Agreement, and (c) Optionee is subject to trading restrictions pursuant to a periodic or special closed trading window for the Company under its insider trading policies, then the Company will withhold shares of Common Stock otherwise payable to Optionee under this award in order to satisfy such withholding, with the number of shares of Common Stock withheld having a value equal to the amount required to be withheld. The shares of Common Stock used for tax withholding will be valued at an amount equal to the fair market value of such shares of Common Stock on the date the applicable benefit is to be included in Optionee’s income.
12. Rights as a Stockholder. Optionee will not have any rights as a Stockholder with respect to any Common Stock granted to him or her under this Agreement prior to the date as of which he or she is actually recorded as the holder of such Common Stock upon the share records of the Company.

13. Right to Terminate Employment. Nothing in this Agreement limits in any way whatsoever any right the Company or a Subsidiary may otherwise have to terminate the employment of Optionee at any time.
14. No Right to Future Awards. This award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards.
15. Relation to Other Benefits. Any economic or other benefit to Optionee under this Agreement or the Plan will not be taken into account in determining any benefits to which Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.
16. Processing of Information. Information about Optionee and Optionee’s award of the Option may be collected, recorded and held, used and disclosed for any purpose related to the administration of the award. Optionee understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within Optionee’s country or elsewhere, including the United States of America. Optionee consents to the processing of information relating to Optionee and Optionee’s receipt of the shares of Common Stock in any one or more of the ways referred to above.
17. Amendments. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent the amendment is applicable to this Agreement; provided, however, that no amendment will adversely affect in a material manner the rights of Optionee with respect to the Common Stock or other securities covered by this Agreement without Optionee’s consent. Notwithstanding the foregoing, the limitation requiring the consent of Optionee to certain amendments will not apply to any amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the Code, Section 10D of the Exchange Act, or other applicable law.
18. Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid or unenforceable, the remainder of this Agreement and the application of such provision in any other person or circumstances shall not be affected, and the provisions so held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.
19. Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the Option and Optionee’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
20. Governing Law. This Agreement is made under, and will be construed in accordance with, the internal substantive laws of the State of Delaware. Optionee agrees that the state and federal courts located in the State of Delaware will have jurisdiction in any action, suit or proceeding against Optionee based on or arising out of this Agreement and Optionee hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against Optionee; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.
21. Successors and Assigns. Without limiting Section 2 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee, and the successors and assigns of the Company.

This Agreement is executed by the Company on this 19th day of October, 2026.

ANTERIS TECHNOLOGIES GLOBAL CORP.

By:	/s/ Wayne Paterson

The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement and accepts the right to receive the Option and the shares of Common Stock or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

/s/ David St Denis
Optionee

Date: Oct 20, 2026

Appendix H
ANTERIS TECHNOLOGIES GLOBAL CORP. EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF NONQUALIFIED STOCK OPTION
(U.S. NON-EMPLOYEE DIRECTOR)
Anteris Technologies Global Corp., a Delaware corporation (the “Company”), has awarded to Optionee, as identified below, an Option Right (the “Option”) to purchase the number of shares of Common Stock set forth below. The Option is subject to all of the terms and conditions as set forth in this Notice of Grant (this “Notice”), as well as in the Company’s Equity Incentive Plan (the “Plan”) and the Non-Employee Director Nonqualified Stock Option Agreement (the “Agreement”), both of which are attached hereto and incorporated in their entirety. Notwithstanding the foregoing, the effectiveness of the provisions of this Notice and Agreement (and any corresponding benefits to Optionee) is subject to receipt of stockholder approval of the issue of the Option to Optionee in accordance with the requirements of the Australian Securities Exchange (“ASX”) Listing Rules (“ASX Listing Rules”), including for the purposes of ASX Listing Rule 10.14. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement, as applicable. In the event of any conflict between the terms of the Agreement and the Plan, the terms of the Plan will control.

Optionee:	[ ]
Type of Grant:	Nonqualified Option Right
Date of Grant:	[ ]
Shares subject to Option:	[ ] shares of Common Stock
Option Price (per share):	[ ]

Vesting Schedule:[One-half of the shares of Common Stock subject to the Option will vest and become exercisable on each of June 7, 2027 and June 7, 2028][1] [One-third of the shares of Common Stock subject to the Option shall vest and become exercisable on each of May 6, 2027, May 6, 2028, and May 6, 2029][2] (each, a “Vesting Date”), in each case subject to Optionee remaining in the continuous service of the Company as a non-employee Director through such Vesting Date.

By the Company’s and Optionee’s signatures to the Agreement, the Company and Optionee agree that the Option is governed by the Notice and by the provisions of the Plan and the Agreement, both of which are attached to and made a part of this document. Optionee acknowledges receipt of copies of the Plan and the Agreement, represents that Optionee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.
The Company has caused the Notice and the Agreement to be effective as of the Date of Grant.
[1]	NOTE TO DRAFT: This vesting schedule is to be used for Messrs. Moss and Roberts.
[2]	NOTE TO DRAFT: This vesting schedule is to be used for Ms. Knight.

ANTERIS TECHNOLOGIES GLOBAL CORP.

Non-Employee Director Nonqualified Stock Option Agreement
Anteris Technologies Global Corp. (the “Company”), has awarded Optionee, as referenced in the Notice of Grant (the “Notice”), to which this Non-Employee Director Nonqualified Stock Option Agreement (this “Agreement”) is attached, an option to purchase the number of shares of Common Stock indicated in the Notice (the “Option”) that is subject to the Company’s Equity Incentive Plan (the “Plan”), the Notice, and this Agreement. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. All terms used in this Agreement with initial capital letters that are defined in the Plan and not otherwise defined herein have the meanings assigned to them in the Plan.
Notwithstanding anything to the contrary in this Agreement, the effectiveness of the provisions of this Agreement (and any corresponding benefits to Optionee) is subject to receipt of stockholder approval of the issue of the Option to the Optionee in accordance with the requirements of the ASX Listing Rules, including ASX Listing Rule 10.14.
1. Grant of Option. Subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company has granted to Optionee, as of the Date of Grant, an Option to purchase the number of shares of Common Stock set forth in the Notice at the Option Price specified therein. The Option Price represents at least the Market Value per Share on the Date of Grant. The Option is intended to be a nonqualified stock option for U.S. tax purposes.
2. Option Not Transferrable. Optionee’s right to the Option shall not be transferable by Optionee except by will or the laws of descent and distribution. Any purported transfer in violation of this Section 2 shall be null and void, and the purported transferee shall obtain no rights with respect to the Option or the underlying shares of Common Stock.
3. Vesting of Option. Except as otherwise provided herein, the Option shall vest and become exercisable (“Vest,” or “Vested”) as set forth in the Notice if Optionee remains in the continuous service of the Company as a non-employee Director in accordance with the Vesting Schedule set forth in the Notice (the period from the Date of Grant until the last vesting date of the Vesting Schedule, the “Vesting Period”). Any portion of the Option that does not so become Vested will be forfeited, including, except as provided in Section 4 below, if Optionee ceases to remain in the continuous service of the Company as a non-employee Director prior to the end of the Vesting Period. For purposes of this Agreement, Optionee’s continuous service as a non-employee Director shall not be deemed to have been interrupted, and Optionee shall not be deemed to have ceased serving the Company as a non-employee Director, by reason of any commencement of employment with the Company or its Subsidiaries. In the event that Optionee shall intentionally commit an act that the Committee determines to be materially adverse to the interests of the Company or a Subsidiary, Optionee’s rights with respect to the Option shall be forfeited at the time of that determination notwithstanding any other provision of this Agreement to the contrary.
4. Change in Control. Notwithstanding the provisions of Section 3 of this Agreement, and subject to the exercise and payment provisions of Section 6 hereof (and to the extent the Option has not been forfeited pursuant to Section 5 hereof), upon the consummation of a Change in Control that occurs during the Vesting Period while Optionee remains in the continuous service of the Company as a non-employee Director, any portion of the Option that has not yet Vested will immediately Vest in full.
5. Right To Exercise; Termination of the Option. Any portion of the Option that becomes Vested in accordance with Section 3 or Section 4 shall remain exercisable until, and shall terminate on, the earliest of the following dates:
(a)	Ninety (90) days after any termination of Optionee’s continuous service to the Company as a non-employee Director, unless such termination is due to Optionee’s death or Permanent Disability;
(b)	One (1) year after a termination of Optionee’s continuous service as a non-employee Director, if such termination is due to Optionee’s death or Permanent Disability; and
(c)	Ten (10) years from the Date of Grant.

For purposes of this Section 5, “Permanent Disability” means that Optionee has become “disabled” within the meaning of Section 409A(a)(2)(C) of the Code. For the avoidance of doubt, any portion of the Option that remains outstanding, whether or not Vested, will terminate immediately on the tenth anniversary of the Date of Grant.
6. Exercise and Payment of Option. To the extent exercisable, the Option may be exercised in whole or in part from time to time and will be settled in Common Stock by Optionee giving written notice to the Company at its principal office specifying the number of shares of Common Stock for which the Option is to be exercised and paying the aggregate Option Price for such Common Stock. Payment of the Option Price by Optionee shall be (a) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (b) subject to any conditions or limitations established by the Board or the Committee, by the withholding of Common Stock otherwise issuable upon exercise of the Option pursuant to a “net exercise” arrangement, (c) by a combination of such methods of payment, or (d) by such other methods as may be approved by the Board or the Committee.
7. No Dividend Equivalents. Optionee shall not be entitled to dividends or dividend equivalents with respect to the Option or the Common Stock underlying the Option until such Common Stock is issued after the exercise of the Option (or portion thereof).
8. Compensation Recovery; Other Acknowledgements.
(a)
Notwithstanding anything in this Agreement to the contrary, Optionee acknowledges and agrees that this Agreement and the award described herein (and any settlement thereof) are subject to the terms and conditions of the Company’s clawback policy or policies as may be in effect from time to time, including specifically to implement Section 10D of the Exchange Act and any applicable rules or regulations promulgated thereunder (including applicable rules and regulations of any national securities exchange on which the Common Stock at any point may be traded) (the “Compensation Recovery Policy”), and that, to the extent the Compensation Recovery Policy, by its terms, is applicable to Optionee’s Option, applicable terms of this Agreement will be (if necessary) deemed superseded by and subject to the terms and conditions of the Compensation Recovery Policy from and after the effective date thereof. Further, by accepting the Option covered by this Agreement, Optionee (i) consents to be bound by the terms of the Compensation Recovery Policy, as applicable, (ii) agrees and acknowledges that Optionee is obligated to and will cooperate with, and will provide any and all assistance necessary to, the Company in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Company policy, and (iii) agrees that the Company may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy, in each case from and after the effective dates thereof. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from Optionee of any such amounts, including from Optionee’s accounts or from any other compensation, to the extent permissible under Section 409A of the Code.

(b)
Nothing in this Agreement (or in any other agreement, contract or arrangement with the Company or its Subsidiaries or affiliates, or in any policy, procedure or practice of the Company or its Subsidiaries or affiliates) (a) prevents Optionee from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations or (b) limits Optionee’s right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, the Dodd-Frank Wall Street Reform and Consumer Protection Act or The Sarbanes-Oxley Act of 2002).

9. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws, including any applicable laws of Australia; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue the Option or any shares of Common Stock underlying the Option if the issuance or payment thereof would result in violation of any such law.

10. Adjustments. Subject to Section 11 of the Plan, the Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the Option and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Optionee that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.
11. Rights as a Stockholder. Optionee will not have any rights as a Stockholder with respect to any Common Stock granted to him or her under this Agreement prior to the date as of which he or she is actually recorded as the holder of such Common Stock upon the share records of the Company.
12. No Right to Future Awards. This award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards.
13. Relation to Other Benefits. Any economic or other benefit to Optionee under this Agreement or the Plan will not be taken into account in determining any benefits to which Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.
14. Processing of Information. Information about Optionee and Optionee’s award of the Option may be collected, recorded and held, used and disclosed for any purpose related to the administration of the award. Optionee understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within Optionee’s country or elsewhere, including the United States of America. Optionee consents to the processing of information relating to Optionee and Optionee’s receipt of the shares of Common Stock in any one or more of the ways referred to above.
15. Amendments. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent the amendment is applicable to this Agreement; provided, however, that no amendment will adversely affect in a material manner the rights of Optionee with respect to the Common Stock or other securities covered by this Agreement without Optionee’s consent. Notwithstanding the foregoing, the limitation requiring the consent of Optionee to certain amendments will not apply to any amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the Code, Section 10D of the Exchange Act, or other applicable law.
16. Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid or unenforceable, the remainder of this Agreement and the application of such provision in any other person or circumstances shall not be affected, and the provisions so held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.
17. Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the Option and Optionee’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
18. Governing Law. This Agreement is made under, and will be construed in accordance with, the internal substantive laws of the State of Delaware. Optionee agrees that the state and federal courts located in the State of Delaware will have jurisdiction in any action, suit or proceeding against Optionee based on or arising out of this Agreement and Optionee hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against Optionee; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.
19. Successors and Assigns. Without limiting Section 2 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee, and the successors and assigns of the Company.

This Agreement is executed by the Company on this [  ] day of [   ], 2026.

ANTERIS TECHNOLOGIES GLOBAL CORP.

By:

The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement and accepts the right to receive the Option and the shares of Common Stock or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

Optionee

Date:

Appendix I
Memorandum
From: [  ]
To: Non-Employee Directors Holding Outstanding Restricted Stock Units
Date: [  ], 2026
Subject: Amendments to Outstanding Restricted Stock Units
This memo serves to inform you that, subject to the approval of the stockholders of Anteris Technologies Global Corp. (“Anteris”) at Anteris’ 2026 Annual Meeting of Stockholders (the “Annual Meeting”), the restricted stock units you currently hold that were granted to you by Anteris pursuant to the Anteris Technologies Global Corp. Equity Incentive Plan (the “Outstanding RSUs”) will be deemed amended, effective as of the date of the 2026 Annual Meeting, so that effective on or after that date you will be able to elect to receive payout for any Outstanding RSUs (in whole or in part) in the form of cash. To the extent that you make such an election, the cash amount will generally be determined by multiplying the number of Outstanding RSUs covered by such election by (as applicable):
(i)	if the Outstanding RSUs vest in the normal course in the absence of a Change in Control, the Market Value per Share (as defined in the Plan) on the vesting date for such Outstanding RSUs; or
(ii)
if the Outstanding RSUs vest as a result of a Change in Control (as defined in the Plan), the fair market value of a share of Common Stock (as defined in the Plan) or a CDI (as defined in the Plan), as applicable, as reasonably determined by the Compensation Committee of the Board of Directors of Anteris as of the date of such Change in Control.

Your election as to the method payment of your Outstanding RSUs must be made on an election form in a format prescribed by Anteris (the “Election Form”). If you desire to make an election to receive cash in respect of any Outstanding RSUs that vest on the date of the 2026 Annual Meeting, you must complete the applicable Election Form prior to the date of the 2026 Annual Meeting; provided, however, that such election must be contingent and effective only upon stockholder approval of the amendments described in this memo at the 2026 Annual Meeting. For future payouts of Outstanding RSUs, your election must be made by the deadline set forth in such Election Form, which deadline shall be no later than December 31 of the calendar year prior to the calendar year in which the applicable Outstanding RSUs are paid out. If you do not complete an Election Form by the applicable deadline, then your Outstanding RSUs will be paid out entirely in the form of Common Stock or CDIs, as applicable.
Except as otherwise provided in this memo, all of the terms, conditions and provisions of the Outstanding RSUs will remain in full force and effect and, for purposes of clarity, if the amendments described in this memo are not approved by Anteris’ stockholders at the 2026 Annual Meeting, this memo and the amendments described herein shall be of no force or effect.
If you have any questions about these changes, please contact me at [INSERT EMAIL ADDRESS] or [INSERT PHONE NUMBER].
I-1

Appendix J
NOTICE OF CONTINGENT GRANT
PERFORMANCE-BASED RESTRICTED STOCK UNITS
ANTERIS TECHNOLOGIES GLOBAL CORP. EQUITY INCENTIVE PLAN
Anteris Technologies Global Corp., a Delaware corporation (the “Company”), has awarded to Participant, as identified below, the number of performance-based Restricted Stock Units (the “PSUs”, and each such unit, a “PSU”) set forth below. The PSUs are subject to all of the terms and conditions as set forth in this Notice of Contingent Grant (this “Notice”) as well as in the Company’s Equity Incentive Plan (the “Plan”) and the Performance-Based Restricted Stock Unit Agreement (the “Agreement”), both of which are incorporated herein in their entirety and provided to Participant with this Notice and attached hereto, respectively. Notwithstanding the foregoing, the effectiveness of the provisions of this Notice and Agreement (and any corresponding benefits to Participant) is subject to and contingent on stockholder approval of the issue of the PSUs to Participant in accordance with the requirements of the Australian Securities Exchange (“ASX”) Listing Rules (“ASX Listing Rules”), including for the purposes of ASX Listing Rule 10.14. For the purpose of clarity, if stockholders of the Company do not approve the issue of the PSUs for the purposes of ASX Listing Rule 10.14 at the applicable meeting of the Company’s stockholders (“Stockholder Approval”), then the Notice and Agreement and the PSU award thereunder will be of no further force or effect. Capitalized terms not explicitly defined in this Notice but defined in the Plan or the Agreement will have the same definitions as in the Plan or the Agreement, as applicable. In the event of any conflict between the terms of the award and the Plan, the terms of the Plan will control.

Participant:	[ ]

Date of Contingent Grant:	September 13, 2026 (the “Date of Contingent Grant”)

Target Number of PSUs:	[##]

Performance Period:	The five-year period commencing on the Date of Contingent Grant

Vesting Terms:
Subject to the terms and conditions set forth in the Agreement and in the Statement of Management Objectives delivered to Participant in connection with the award, the PSUs shall become earned to the extent that the Management Objectives for the PSUs are achieved, as set forth or contemplated in the Statement of Management Objectives, provided (except as otherwise provided in the Agreement) that the Participant has remained in continuous employment with the Company or a Subsidiary through the date on which such PSUs become earned.

Any fractional shares will be rounded down to the nearest whole share and will vest with the next vesting installment (if applicable) and subject to the terms and conditions set forth in the Agreement.

Dividend Equivalents:
Dividend equivalents with respect to the PSUs will be accumulated for the benefit of Participant if and when regular cash dividends are declared and credited in the form of additional PSUs in accordance with Section 6 of the Agreement, and will be paid in shares of Common Stock to Participant upon any settlement of the PSUs.

By the Company’s and Participant’s signatures to the Agreement, the Company and Participant agree that the PSUs are governed by this Notice and by the provisions of the Plan and the Agreement, both of which are made a part of this document. Participant acknowledges receipt of copies of the Plan and the Agreement, represents that Participant has read and is familiar with their provisions, and hereby accepts the PSUs subject to all of their terms and conditions.
The Company has caused this Notice and the Agreement to be effective as of the Date of Contingent Grant.

ANTERIS TECHNOLOGIES GLOBAL CORP.

Performance-Based Restricted Stock Unit Agreement
Anteris Technologies Global Corp. (the “Company”), has awarded Participant, as named in the Notice of Contingent Grant (the “Notice”), to which this Performance-Based Restricted Stock Unit Agreement (this “Agreement”) is attached, on a contingent basis, a performance-based Restricted Stock Unit award (the “PSUs”) that is subject to the Company’s Equity Incentive Plan (the “Plan”), the Notice, this Agreement and Stockholder Approval (as defined in the Notice), for the number of PSUs indicated in the Notice. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. All terms used in this Agreement with initial capital letters that are defined in the Plan and not otherwise defined herein have the meanings assigned to them in the Plan.
Notwithstanding anything to the contrary in this Agreement, the effectiveness of the provisions of this Agreement (and any corresponding benefits to Participant) is subject to and contingent on receipt of Stockholder Approval of the issue of the PSUs to the Participant in accordance with the requirements of the ASX Listing Rules, including ASX Listing Rule 10.14. For the purpose of clarity, if Stockholder Approval of the issue of the PSUs for the purposes of ASX Listing Rule 10.14 is not obtained, then this Agreement and the PSUs hereunder will be deemed cancelled and of no further force or effect.
1.
Payment of PSUs. The PSUs will become payable if, during the Performance Period, Participant’s right to receive payment for the PSUs becomes nonforfeitable (“Vest,” “Vesting” or “Vested”) in accordance with the Statement of Management Objectives.

2.
PSUs Not Transferrable. Participant’s right to the PSUs shall not be transferable by Participant except by will or the laws of descent and distribution. Any purported transfer in violation of this Section 2 shall be null and void, and the purported transferee shall obtain no rights with respect to the PSUs or the underlying shares of Common Stock.

3.	Vesting of PSUs. Subject to the terms and conditions of this Agreement, the PSUs will Vest in accordance with the Statement of Management Objectives.
4.
Forfeiture of PSUs. Any PSUs that have not Vested pursuant to Section 3 by the end of the Performance Period will be forfeited automatically and without further notice on such date (or earlier if, and on such date that, Participant ceases to be an employee of the Company or a Subsidiary prior to the end of the Performance Period for any reason other than as described in the Statement of Management Objectives).

5.
Form and Time of Payment of PSUs. Payment for Vested PSUs will be made in shares of Common Stock (with one share of Common Stock being paid for each nonforfeitable PSU) as soon as practicable following the date on which such PSUs become Vested. Notwithstanding the foregoing, in the event any PSUs Vest prior to Stockholder Approval of the issue of PSUs, then payment for such PSUs will be contingent upon such Stockholder Approval and (to the extent such Stockholder Approval is obtained) shall be made as soon as practicable following the date of such Stockholder Approval. In all events, payment for Vested PSUs will be made within the short-term deferral period for purposes of Section 409A of the Code.

6.
Dividend Equivalents. Following the Date of Contingent Grant, on the date that the Company pays a cash dividend (if any) to holders of Common Stock generally, Participant shall be entitled to a number of additional PSUs determined by dividing (i) the product of (x) the dollar amount of the cash dividend paid per share of Common Stock on such date and (y) the total number of PSUs (including dividend equivalents paid thereon) previously credited to Participant as of such date, by (ii) the Market Value per Share of the Common Stock on such date. Such dividend equivalents (if any) shall be subject to the same terms and conditions and shall be paid, in the aggregate rounded down to the nearest whole number, or forfeited in the same manner and at the same time as the PSUs to which the dividend equivalents were credited.

7.	Compensation Recovery; Other Acknowledgements.
(a)
Notwithstanding anything in this Agreement to the contrary, Participant acknowledges and agrees that this Agreement and the award described herein (and any settlement thereof) are subject to the terms and conditions of the Company’s clawback policy or policies as may be in effect from time to time, including specifically to implement Section 10D of the Exchange Act and any applicable rules or regulations promulgated thereunder (including applicable rules and regulations of any national securities exchange on which the Common Stock at any point may be traded) (the “Compensation Recovery Policy”), and that, to the extent the Compensation Recovery Policy, by its terms, is applicable to Participant’s PSUs, applicable terms of this Agreement will be (if necessary) deemed superseded by and subject to the terms and conditions of the Compensation Recovery Policy from and after the effective date thereof. Further, by accepting the PSUs covered by this Agreement, Participant (i) consents to be bound by the terms of the Compensation Recovery Policy, as applicable, (ii) agrees and acknowledges that Participant is obligated to and will cooperate with, and will provide any and all assistance necessary to, the Company in any effort to recover or recoup any compensation or other amounts subject to clawback or recovery pursuant to the Compensation Recovery Policy and/or applicable laws, rules, regulations, stock exchange listing standards or other Company policy, and (iii) agrees that the Company may enforce its rights under the Compensation Recovery Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Recovery Policy, in each case from and after the effective dates thereof. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from Participant of any such amounts, including from Participant’s accounts or from any other compensation, to the extent permissible under Section 409A of the Code.
(b)
Nothing in this Agreement (or in any other agreement, contract or arrangement with the Company or its Subsidiaries or affiliates, or in any policy, procedure or practice of the Company or its Subsidiaries or affiliates) (i) prevents Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations or (ii) limits Participant’s right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, the Dodd-Frank Wall Street Reform and Consumer Protection Act or the Sarbanes-Oxley Act of 2002).

8.
Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws, including any applicable laws of Australia; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any PSUs or shares of Common Stock underlying the PSUs if the issuance or payment thereof would result in violation of any such law.

9.
Adjustments. Subject to Section 11 of the Plan, the Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by the PSUs and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participant that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

10.
Withholding Taxes. If the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with Participant’s right to receive Common Stock or cash under this Agreement, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of any such Common Stock or cash (or the realization of any other benefit provided for under this Agreement) that Participant make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts. Participant may satisfy such tax obligation by paying the Company cash via personal check. Alternatively, unless otherwise determined by the Committee, Participant may elect that all or any part of such tax obligation be satisfied by the Company’s retention of a portion of the shares of Common Stock provided for under this Agreement or by Participant’s surrender of a portion of the shares of Common Stock that he or she has owned. In no event, however, will the Company accept shares of Common Stock for payment of taxes in excess of required tax withholding rates

(unless such higher withholding amounts would not result in adverse accounting implications for the Company and the additional withholding amount is authorized by the Committee). If Participant’s benefit is to be received in the form of Common Stock, and Participant fails to make arrangements for the payment of required taxes or other amounts, then, unless otherwise determined by the Committee, the Company will withhold shares of Common Stock having a value equal to the amount required to be withheld. Further, notwithstanding anything in this Section 10 to the contrary, if at any time (a) Participant is subject to reporting as a Director or an “officer” for purposes of Section 16 of the Exchange Act, (b) withholding is required with respect to the award evidenced by this Agreement, and (c) Participant is subject to trading restrictions pursuant to a periodic or special closed trading window for the Company under its insider trading policies, then the Company will withhold shares of Common Stock otherwise payable to Participant under this award in order to satisfy such withholding, with the number of shares of Common Stock withheld having a value equal to the amount required to be withheld. The shares of Common Stock used for tax withholding will be valued at an amount equal to the fair market value of such shares of Common Stock on the date the applicable benefit is to be included in Participant’s income.
11.
Rights as a Stockholder. Participant will not have any rights as a Stockholder with respect to any Common Stock granted to him or her under this Agreement prior to the date as of which he or she is actually recorded as the holder of such Common Stock upon the share records of the Company.

12.	Right to Terminate Employment. Nothing in this Agreement limits in any way whatsoever any right the Company or a Subsidiary may otherwise have to terminate the employment of Participant at any time.
13.	No Right to Future Awards. This award is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards.
14.
Relation to Other Benefits. Any economic or other benefit to Participant under this Agreement or the Plan will not be taken into account in determining any benefits to which Participant may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a Subsidiary and will not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a Subsidiary.

15.
Processing of Information. Information about Participant and Participant’s award of PSUs may be collected, recorded and held, used and disclosed for any purpose related to the administration of the award. Participant understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within Participant’s country or elsewhere, including the United States of America. Participant consents to the processing of information relating to Participant and Participant’s receipt of the shares of Common Stock in any one or more of the ways referred to above.

16.
Amendments. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent the amendment is applicable to this Agreement; provided, however, that no amendment will adversely affect in a material manner the rights of Participant with respect to the Common Stock or other securities covered by this Agreement without Participant’s consent. Notwithstanding the foregoing, the limitation requiring the consent of Participant to certain amendments will not apply to any amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the Code, Section 10D of the Exchange Act, or other applicable law.

17.
Severability. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid or unenforceable, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provisions so held to be invalid or unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.

18.
Governing Law. This Agreement is made under, and will be construed in accordance with, the internal substantive laws of the State of Delaware. Participant agrees that the state and federal courts located in the State of Delaware will have jurisdiction in any action, suit or proceeding against Participant based on or arising out of this Agreement and Participant hereby: (a) submits to the personal jurisdiction of such courts; (b) consents to service of process in connection with any action, suit or proceeding against Participant; and (c) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction, venue or service of process.
19.
Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the PSUs and Participant’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.

20.
Successors and Assigns. Without limiting Section 2 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Participant, and the successors and assigns of the Company.

21.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.
22.
Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Agreement and the Plan comply with (or be exempt from) the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to Participant. This Agreement and the Plan will be administered in a manner consistent with this intent, and any provision that would cause the Agreement or the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participant).

The undersigned Participant hereby acknowledges receipt of an executed original of this Agreement and accepts the right to receive the PSUs and the shares of Common Stock or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

Participant

Date:

This Agreement is executed by the Company on this    day of     , 2026.

Anteris Technologies Global Corp.

By:

STATEMENT OF MANAGEMENT OBJECTIVES FOR PERFORMANCE-BASED
RESTRICTED STOCK UNITS
This Statement of Management Objectives applies to the PSUs granted to the Participant on the Date of Contingent Grant and applies with respect to the Notice of Contingent Grant and Performance-Based Restricted Stock Units Agreement between the Company and the Participant (collectively, the “Agreement”). Capitalized terms used in the Agreement that are not specifically defined in this Statement of Management Objectives have the meanings assigned to them in the Agreement or, if not defined therein, in the Plan.
1. The actual number of shares of Common Stock delivered to the Participant in settlement of the PSUs earned under the Agreement will be determined based on actual performance results as described below.
2. A number of PSUs will vest as set forth in the table below based on the achievement of certain stock price hurdles as set forth below (each, a “Stock Price Hurdle”) during the Performance Period:

Stock Price Hurdle ($)	Percentage of PSUs that Vest (Cumulative)
$20.50	30%
$41.00	60%
$61.50	100%

A Stock Price Hurdle will be deemed achieved if the volume-weighted average of the trading price of the Common Stock over any 60 trading-day period (the “VWAP”) beginning on or after the Date of Contingent Grant ending on or prior to the last day of the Performance Period meets or exceeds the applicable Stock Price Hurdle. In the event a portion of the PSUs vest upon the attainment of a lower Stock Price Hurdle and then a higher Stock Price Hurdle is later obtained, only the incremental PSUs shall vest. For example, if the Stock Price Hurdle of $20.50 is obtained and 30% of the PSUs vest, and later the Stock Price Hurdle of $41.00 is obtained, an additional 30% of the PSUs shall vest. For the avoidance of doubt, in no event will the Participant become vested in more than 100% of the PSUs. Except as set forth in Sections 3 and 4 below, there will be no linear interpolation between Stock Price Hurdles, and each Stock Price Hurdle set forth above must be attained before the incremental PSUs associated with such Stock Price Hurdle vest.
Any PSUs that have not vested pursuant to the terms of this Agreement (including as a result of not attaining the relevant Stock Price Hurdles (set forth above)) on or prior to the last trading day of the Performance Period (or the date of a Change in Control or the date of termination of Participant’s employment due to death or Permanent Disability (as defined below), as applicable) shall be forfeited on such date for no consideration.
3. In the event of a Change in Control (as defined in the Plan), any unvested PSUs will vest as follows upon the date of such Change in Control based upon the Deal Price. “Deal Price” shall mean the per share consideration or transaction price of the Common Stock that is being received by stockholders in connection with such Change in Control, without the application of any VWAP, as determined by the Committee (as constituted immediately prior to the Change in Control) in its reasonable discretion (or, in the event of a Change in Control with no transaction price or consideration, the VWAP ending on the last trading day immediately prior to the date of such Change in Control). If the Deal Price is less than the lowest Stock Price Hurdle of $20.50, none of the then-unvested PSUs shall vest. If the Deal Price is equal to or greater than $20.50 but less than $61.50, the number of PSUs that will vest will be determined based on linear interpolation between the two applicable Stock Price Hurdles (minus any PSUs that previously vested in accordance with the terms of the Agreement prior to the date of the Change in Control). If the Deal Price is equal to or greater than $61.50, all then-unvested PSUs shall vest in full.
4. In the event of the termination of Participant’s employment due to death or Permanent Disability, any unvested PSUs will vest as follows upon the date of such termination based on the VWAP for the 60-day trading period ending on the date of such termination (or the immediately preceding trading day in the event such termination does not occur on a trading day) (the “Termination VWAP”). If the Termination VWAP is less than the lowest Stock Price Hurdle of $20.50, none of the then-unvested PSUs shall vest. If the Termination VWAP is equal to or greater than $20.50 but less than $61.50, the number of PSUs that will vest will be determined based on linear interpolation between the two applicable Stock Price Hurdles (minus any PSUs that previously vested in accordance with the terms of the Agreement prior to the date of Participant’s termination of employment due to death or Permanent Disability). If the Termination VWAP is equal to or greater than $61.50, all then-unvested PSUs shall vest in full. For purposes hereof, “Permanent Disability” means that Participant has qualified for long-term disability benefits under a disability plan or program of the Company or a Subsidiary or, in the absence of a disability plan or program of the Company or a Subsidiary, under a government-sponsored disability program and is “disabled” within the meaning of Section 409A(a)(2)(C) of the Code. In the event of a termination of Participant’s employment with the Company or a Subsidiary for any reason other than those set forth in this Section 4, any unvested PSUs shall be immediately forfeited. For purposes hereof, the continuous employment of Participant with the Company or a Subsidiary will not be deemed to have been interrupted, and Participant will not be deemed to have ceased to be an employee of the Company or a Subsidiary, by reason of the transfer of Participant’s employment among the Company and its Subsidiaries or if Participant is absent on leave approved by a duly constituted officer of the Company or its Subsidiaries.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

T04757-P58030

ANTERIS TECHNOLOGIES GLOBAL CORP.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 2, 2026 AT 4:00 P.M., CT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Wayne Paterson (Vice Chairman and Chief Executive Officer) and Brent Moen (Chief Financial Officer), or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Anteris Technologies Global Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:00 p.m., CT, on December 2, 2026, at the InterContinental Sydney, 16 Phillip Street, Sydney, NSW, 2000, Australia, and also held at the same time virtually at www.virtualshareholdermeeting.com/AVR2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters.

Continued, and must be signed and dated on the other side